United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number: 811-05075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Address of principal executive offices) (Zip code)

John D. Jackson
Secretary and Chief Legal Officer
Thrivent Mutual Funds
901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 844-7190
Date of fiscal year end: December 31
Date of reporting period:  December 31, 2022

Item 1. Report to Stockholders

[Insert shareholder report]

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  No waivers were granted to such code of ethics during the period covered by this report.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Robert J. Chersi, an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) through (d)

Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund (each a “Fund” and collectively, the “Funds”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust, as of the date of filing this Form N-CSR, contains a total of 25 series (the “Series”), including the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Funds for the respective fiscal years ended December 31, 2021 and December 31, 2022 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/2021	12/31/2022

Audit Fees	$45,419	$60,400

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$13,612	$14,022

All Other Fees(3)	$3,600	$4,150

Total	$62,631	$78,572

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.  These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters.

(3)
All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. The 2021 and 2022 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in the response to Item 4(g) below.

The following table presents the aggregate fees billed to all Series of the Trust (other than the Funds) with fiscal years ending on October 31 for the fiscal years ended October 31, 2021 and October 31, 2022 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/2021	10/31/2022

Audit Fees	$522,321	$639,405

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$156,538	$161,258

All Other Fees(3)	$3,600	$4,150

Total	$682,459	$804,813

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.  These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters.

(3)
All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. The 2021 and 2022 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards.  These figures are also reported in response to Item 4(g) below.

(e)

Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre‑approval of all auditing services performed for the registrant.  The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant.  In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting.  Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2022 was for work performed by persons other than full-time permanent employees of PwC.

(g)  The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below are disclosed in the table below. The disclosed payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and for fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc.  These figures are also reported in response to Item 4(d) above.

Fiscal Year Ended	10/31/2021	12/31/2021	10/31/2022	12/31/2022
Registrant(1)	$0	$0	$0	$0
Adviser	$3,600	$3,600	$4,150	$4,150

(h)  Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)        Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)       Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures

(a)        Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)       There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: See EX-99.CODE attached hereto.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)     Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)     Change in the registrant’s independent public accountant: Not applicable

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 27, 2023                                                Thrivent Mutual Funds

                                                                                       By:   /s/ David S. Royal
                                                                                               David S. Royal
                                                                                            President and Chief Investment Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 27, 2023                                                By:   /s/ David S. Royal
                                                                                               David S. Royal
                                                                                            President and Chief Investment Officer
                                                                                            (principal executive officer)

Date: February 27, 2023                                                By:   /s/ Sarah L. Bergstrom
                                                                                               Sarah L. Bergstrom
                                                                                            Treasurer and Principal Accounting Officer
                                                                                            (principal financial officer)

Thrivent Diversified Income Plus Fund
Thrivent Multidimensional Income Fund
Annual Report
Mutual Funds
December 31, 2022

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contact your financial professional.

Table of Contents
Letter from the President 2
Letter from the Chief Investment Officer 3
Portfolio Perspectives
Thrivent Diversified Income Plus Fund 4
Thrivent Multidimensional Income Fund 6
Shareholder Expense Example 8
Report of Independent Registered Public Accounting
Firm 9
Schedule of Investments
Thrivent Diversified Income Plus Fund 10
Thrivent Multidimensional Income Fund 46
Statement of Assets and Liabilities 62
Statement of Operations 63
Statement of Changes in Net Assets 64
Notes to Financial Statements 65
Financial Highlights 80
Additional Information 82
Board of Trustees and Officers 87

2
Dear Shareholder:

The past year has been a volatile one for the economy and the markets. Stock and bond prices are down, inflation is up, and the
Federal Reserve (Fed) is doing everything in its power to slow the economy to bring rising costs back under control.
While your portfolio may have suffered some losses during this difficult stretch, it’s important to remember that with adversity often comes opportunity. As famed investor Warren Buffett once put it,
“the best chance to deploy capital is when things are going down.”
As difficult as it is to continue to invest during a choppy market and a slowing economy, a quick history lesson may help explain where experienced investors like Buffett find the courage to invest when everything seems to be headed in the wrong direction.
History has shown that there has typically been a sharp rebound in equity markets after periods of decline. According to a recent
Thrivent study, following the 10 bear markets (declines of 20% or more) since 1950, the first three months after the bottom saw the
S&P 500® bounce back 20.9%, on average. By the end of the first full year, the market had moved up, on average, 43.4%.
For a little perspective, the S&P 500® hit its all-time high near the end of 2021, closing the year at about 4,766. Over the next nine months, it fell about 25%, ending September at about 3,586. Three months later it had seesawed its way back up about 7% to about
3,839 by the end of 2022.
Was that simply a bear market rally or the start of a sustained rebound? We can’t be sure of either, but we do know there will likely be some continued volatility ahead. The complicating factor is the
Fed’s ongoing fight with inflation.
The better the overall economy is doing, the more difficult it becomes for the Fed to slow things down to curb inflation. So far, it’s been a slow grind, with inflation figures hovering stubbornly above 6%. But we have seen progress in certain areas, like
declining oil and commodity prices.
Aside from inflation, the economy had been doing fine prior to this year, with low unemployment, solid manufacturing and business growth, robust corporate earnings, a strong dollar, and a rising stock market. What’s not to like?
Actually, there were a couple of issues. Consumers were getting zero return on their savings accounts and income investors were left with few attractive options. Bubbling up in the background was a resurgence from the pandemic that was driving a pent-
up demand for goods and services. Inevitably, demand led to
shortages of commodities and supplies across the economy, along with paralyzing delivery issues. High demand, short supply—in an environment with a zero percent Fed rate and an injection of trillions of dollars in stimulus money—was how the Fed found itself in what, in hindsight, might appear to be a predictable spike in inflation that has proven difficult to defuse in the midst of such a robust economy.
The Fed hasn’t said how much longer it may continue to raise rates, but the expectation is that rate hikes will likely end sometime in 2023. When that happens, barring any other unforeseen
circumstances, the stock market may be primed for a recovery –
assuming stock prices haven’t already recovered by then.
For all of 2022, the S&P 500® Index of large cap stocks was down about 19%, the NASDAQ, a composite of 3,300 stocks, was down about 33%, the S&P SmallCap 600 Growth Index was down about
21%, and the Russell MidCap® Growth Index was down about
19%.
In terms of market valuation, at the peak of the market at the end of
2021, the 12-month forward price-to-earnings ratio (P/E) of the S&P
500® was about 21, which is fairly high by historical standards.
By the close of 2022, it was down to about 16.7, which is closer to average and about a 20% discount to the 21 P/E at the end of
2021.
The much more tangible market development, particularly for
income investors, is in the fixed income area where interest rates are beginning to return to normal. Income seekers appear to
have one of the best investment opportunities in years at current interest rate levels, including double-digit yields for some high yield corporate bonds.
Money market and bank savings accounts are beginning to pay
interest after years of zero returns.
Short-maturity and intermediate Treasury securities are offering yields of about 4 to 4.8%, while short duration corporate, mortgage, and asset-backed securities are paying current yields of 5.5 to 6%.
Even if interest rates move moderately higher than expected, this area of the market may still be able to generate positive returns going forward unless the Fed moves more aggressively than
expected in its efforts to thwart inflation.
High yield bonds, which are considered riskier than short and intermediate bonds, have moved up to average yields of above
8%. The key risk with this segment of the market is the potential for higher defaults if the recession deepens.
While this shakeout in the markets could be an ideal time to fine-
tune your portfolio allocation, you may find it helpful to consult with your financial professional to be sure that your adjustments are in sync with your long-term investment goals.
As always, thank you for the confidence you’ve placed in Thrivent’s team of more than 125 investment professionals.
David S. Royal
President and Chief Investment Officer
Thrivent Mutual Funds

3
Dear Shareholder:

The Federal Reserve’s (Fed) monetary tightening policy aimed at curbing inflation was a disruptive force in both the stock and bond markets throughout 2022, with significant declines across both segments.
The Fed’s battle with inflation made for slow movement across the economy in 2022, with the Consumer Price Index (CPI) hovering above 8% through most of the year. However, the CPI, which is a common gauge of inflation, showed a steady decline in the fourth quarter, with prices in December just 6.5% over a year ago—the smallest 12-month increase since the period ending October 2021.
Excluding food and energy, the CPI was up just 5.7% year-over-
year in December.
The S&P 500® posted a total loss of 18.11% for the year (including dividends), triggered by concerns over inflation and the economic slowdown. (The S&P 500® is a market-cap-weighted index that
represents the average performance of a group of 500 large
capitalization stocks.)
The Fed raised rates by 4.25% in 2022, and more hikes are
expected in 2023 until the Fed is convinced that inflation is under control.
Personal consumption expenditures (PCE) have been rising along with inflation, up 5.5% year-over-year through November, according to the Bureau of Economic Analysis (BEA). Wages have also been increasing, up an average of 4.6%, year-over-year through the end of December, according to the Department of Labor (DOL).
On the other hand, oil prices declined fairly steadily after cresting in March 2022 when West Texas Intermediate, a grade of crude oil used as a benchmark in oil pricing, surged to more than $123 per barrel. The price dropped about 35% to $80.26 per barrel by the end of the year. That price was still 6.71% higher than the $75.21 price per barrel the previous year-end.
Gasoline prices at the pump have also come off their peak. After surging to a national average of more than $5 per gallon in June, the average price slid all the way back to $3.20 per gallon by the end of 2022. In fact, consumers were paying 5.10% less per gallon at the end of 2022 than they were at the end of 2021.
Economic Review
Despite the Fed’s efforts to cool off the economy, gross domestic product (GDP) grew at an annualized rate of 2.6% in the third quarter, according to the BEA. That represented an improvement over the second quarter, when GDP dropped 0.6%. The third
quarter turnaround reflected higher exports and consumer
spending, offset somewhat by weakness in the housing sector.
Employment growth remained strong throughout 2022. December
marked 24 consecutive months of job growth in the U.S., according to the Department of Labor. The unemployment rate declined to just
3.5%, matching a 54-year low. Despite recession fears, the labor market could remain strong going forward, bolstered by the more than 10 million job openings currently in the U.S., according to recent Fed employment figures.
Retail sales dropped in December for the second straight month, down 1.1%, tempered by the Fed’s monetary tightening polices.
Year-over-year, sales were still up 6.0% in December, according to the Department of Commerce. For all of 2022, auto sales were up
1.3% from a year earlier, building material sales were up 2.3%, and non-store retailers (primarily online) were up 13.7%. Restaurants and bars continued to recover from the pandemic, with sales at food and drinking establishments up 12.1% from a year earlier.
Market Review
Only two of the 11 sectors of the S&P 500® were in positive territory in 2022. The Energy sector surged 65.72%, benefiting from a
resurgence in demand for oil, and Utilities was up 1.57%, including an 8.64% jump in the fourth quarter. Otherwise, the top performing sectors included Consumer Staples, down 0.62%, Health Care,
down 1.95%, and Industrials, down 5.48%. The worst performing sectors included Communication Services, down 39.89%,
Consumer Discretionary down 37.03%, Real Estate, down 26.13%, and Information Technology, down 28.19%.
The tech-heavy Nasdaq declined 33.10% for the year, and the
MSCI EAFE Index, which tracks developed-economy stocks
in Europe, Asia, and Australia, was down 16.79% after rallying
17.0% in the fourth quarter. (The Nasdaq – National Association of
Securities Dealers Automated Quotations – is an electronic stock exchange with more than 3,300 company listings.)
Bond prices fell victim to Fed rate hikes in 2022, with the
Bloomberg U.S. Aggregate Bond Index of investment grade bonds sinking 13.01% in 2022. The yield on 10-year U.S. Treasuries moved up significantly during the year, from 1.51% at the end of
2021 to 3.88% at the close of 2022.
Our Outlook
Volatility in the stock and bond markets is expected to continue as the Fed keeps turning the screws on the economy. This may lead to further weaknesses across certain segments. For instance, with mortgage rates on the rise, the housing market has seen a decline in new mortgage applications and housing starts recently.
We believe interest rates and bond yields will remain at a higher level, but we don’t expect them to surge significantly higher. Also, longer-term yields likely have peaked, reflecting growing concerns over a slowing economy and recession risks. And after years of providing meager yields, fixed income now offers a meaningful income benefit for investors and once again may provide ballast to a diversified portfolio.
In the equity market, an uncertain earnings environment is a key reason to maintain a cautious stance. Investors should be prepared to position their portfolios for a possible market recovery. Market volatility is likely to become increasingly two-sided with the potential for large downdrafts but also strong rallies.
As always, we thank you for the trust you have placed in our entire team of professionals at Thrivent.
David S. Royal
President and Chief Investment Officer
Thrivent Mutual Funds

Thrivent Diversified Income Plus Fund

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
David R. Spangler, CFA, Stephen D. Lowe, CFA, and Theron G. Whitehorn, CFA, Portfolio Co-Managers*
The Fund seeks to maximize income while maintaining prospects for capital appreciation.
Investment in Thrivent Diversified Income Plus Fund involves risks including interest rate, equity security, credit, allocation, conflicts of interest, derivatives, emerging markets, foreign currency, foreign securities, high yield, investment adviser, issuer, large cap, leveraged loan, LIBOR, liquidity, market, mortgage-backed and other asset-backed securities, other funds, portfolio turnover rate, preferred securities, prepayment, and quantitative investing. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective May 31, 2022, David R. Spangler, CFA, was named as portfolio manager of the Fund, and Gregory R. Anderson, CFA, no longer serves as portfolio manager of the Fund.
How did the Fund perform during the 12-month period ended December 31, 2022?
Thrivent Diversified Income Plus Fund earned a return of -12.64%, compared with the average return of its peer group, the Morningstar
Allocation–15% to 30% Equity Category, of -10.84%. The Fund’s market benchmarks, the Morningstar LSTA US Leveraged Loan Index, the
MSCI World Index–USD Net Returns, the Bloomberg U.S. Mortgage-Backed Securities Index, and the Bloomberg U.S. High Yield Ba/B 2%
Issuer Capped Index, earned returns of -0.60%, -18.14%, -11.81% and -10.57%, respectively.
What factors affected the Fund’s performance?
For the majority of the period, the Fund allocated approximately 80% of its assets to fixed income and 20% to equities. The fixed-income portfolio outperformed primarily due to its shorter duration and positioning for a flatter yield curve, which buffered it somewhat from the drop in bond prices as rates rose sharply across the Treasury yield curve, and particularly at the short end. We used Treasury futures to help manage duration and curve. Security selection was strong in the securitized segment, both in agency and nonagency mortgage-
backed securities (MBS), in addition to emerging market (EM) debt. However, selection detracted in the leveraged loan segment, as did overweightings in convertible and preferred securities. Corporate exposure represented the largest weighting at 38% of the fixed-income portfolio, including approximately 12% in leveraged loans, 16% in high-yield bonds, and 10% in investment-grade corporate bonds. A short position in the credit default swap index (CDX) was used during the year to hedge exposure to the high-yield market during periods of spread widening. Securitized exposure averaged around 37% of the fixed-income portfolio, with about two-thirds invested in agency
MBS and the rest divided among nonagency MBS, collateralized loan obligations (CLOs), and very small allocations to asset-backed and commercial mortgage-backed securities. EM debt exposure represented approximately 10% of the fixed-income portfolio, convertible securities 5%, Treasuries 3%, preferred securities 5%, and alternatives less than 1%.
The primary factor that drove the Fund’s underperformance versus its Morningstar peer group was stock selection among the underlying domestic and international equity funds in aggregate. The international, large-cap growth, mid-cap core and multi-cap core managers lagged their respective benchmarks, while the small-cap core and large-cap value managers outperformed. An overweighting to growth also detracted in both the domestic and international equity portfolios as value materially outperformed throughout 2022. The Fund’s 3% to
4% underweighting to equities versus the Morningstar peers provided positive relative performance since equities underperformed fixed income. However, an overweighting to domestic equity modestly detracted since the U.S. market underperformed developed international equities (although the segment outperformed EM equities). An overweighting to small- and mid-cap stocks contributed, led by mid caps, which outpaced both small and large caps. In international equity, stock selection detracted in Australia, the U.K., Health Care (mostly pharmaceuticals), Real Estate, Materials, and Consumer Staples but was favorable in Information Technology. We employed several derivative strategies within the equity portfolios to adjust exposures and more efficiently manage cash inflows and outflows. Also, more than 5% of the Fund was allocated to short-term investments not related to derivative investments, which benefited results since cash and short-term investments outperformed equity and fixed income.
During the period, equity exposure remained at a modest underweighting. Within equity, we remain underweighted in international exposure relative to domestic. The domestic equity portfolio ended with an overweighting in small- and mid-cap stocks relative to large cap. The international portfolio remains underweighted in EM economies. In fixed income, we are maintaining a shorter duration and curve-
flattening bias based on recession fears but to a lesser degree. We have shifted the fixed-income portfolio up in quality toward a more neutral risk profile, decreasing leveraged loans while adding to Treasuries and investment-grade and high-yield corporates. Additionally, we began increasing duration from an underweighted position and plan to continue as we expect longer-term rates to ease.
What is your outlook?
The outlook for U.S. and international markets hinges on developments on the economic and geopolitical fronts. We expect market volatility to remain elevated, since a reduction in inflation may be more gradual than the market anticipates, and the risk of global recession has increased. However, if inflation peaks and begins to meaningfully moderate, we expect that rate hikes will slow, and the dollar’s strength may moderate. Until data suggests an end to the tightening cycle may be nearing, risks continue to skew to the downside, and the management teams remain cautious.

Portfolio Composition
(% of Portfolio)
Long-Term Fixed Income 57.9%
Common Stock 14.0%
Registered Investment
Companies 11.4%
Short-Term Investments 9.2%
Bank Loans 6.2%
Preferred Stock 1.3%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Mortgage-Backed Securities 21.3%
Financials 11.4%
Affiliated Registered
Investment Companies 10.7%
Consumer Discretionary 6.3%
Information Technology 6.1%
Asset-Backed Securities 5.2%
Consumer Staples 5.0%
Materials 4.6%
Communications Services 4.4%
Collateralized Mortgage
Obligations 4.2%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt
Fund 8.5%
Thrivent Core International Equity Fund 2.2%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.7%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.4%
U.S. Treasury Bonds 1.3%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.3%
Federal Home Loan Mortgage
Corporation Conventional 30-Yr. Pass
Through 1.3%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.2%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.0%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 1.0%
These securities represent 20.9% of the total
net assets of the Fund.
Portfolio Composition excludes derivatives and collateral held for securities loaned.
Market Sectors and Top 10 Holdings exclude short-term investments, derivatives, and collateral held for securities loaned.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
Average Annual Total Returns
1
As of December 31, 2022
Class A
2
1-Year 5-Year 10-Year
without sales charge -12.64% 1.64% 3.66%
with sales charge -16.54% 0.71% 3.19%
Class S 1-Year 5-Year 10-Year
Net Asset Value -12.55% 1.89% 3.94%
Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the perfor-
mance data quoted. Call 800-847-4836 or visit thriventfunds.com for performance results current to the most recent month-end.
Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund's adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.
1
2
Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a) Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders invest-
ing in the different classes.
* The MSCI World Index – USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries through-
out the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
** The Bloomberg U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
*** The Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
**** The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denomi-
nated, senior secured, syndicated term loans.
***** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Multidimensional Income Fund

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Stephen D. Lowe, CFA, Kent L. White, CFA, and Theron G. Whitehorn, CFA, Portfolio Co-Managers*
The Fund seeks a high level of current income and, secondarily, growth of capital.
Investment in Thrivent Multidimensional Income Fund involves risks including interest rate, credit, high yield, closed-end fund, conflicts of interest, convertible, derivatives, emerging markets, ETF, foreign securities, government securities, investment adviser, issuer, LIBOR, liquidity, market, mortgage-backed and other asset-backed securities, other funds, preferred securities, and sovereign debt. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
*Effective May 31, 2022, Gregory R. Anderson, CFA, no longer serves as portfolio manager of the Fund.
How did the Fund perform during the 12-month period ended December 31, 2022?
Thrivent Multidimensional Income Fund earned a return of -13.49%, compared with the average return of its peer group, the Morningstar
Multisector Bond Category, of -9.85%. The Fund’s market benchmarks, the Bloomberg U.S. Corporate High Yield Bond Index, the S&P
U.S. Preferred Stock Index, and the Bloomberg Emerging Markets USD Sovereign Index, returned -11.19%, -18.93% and -17.43%, respectively.
What factors affected the Fund’s performance?
As the period got underway, inflation began surging as supply chain disruptions, higher commodity prices, shipping bottlenecks, and lack of materials and workers all contributed to pricing pressures. In response, the Federal Reserve (Fed) kicked off an aggressive rate hike campaign to slow the economy and rein in rapidly rising prices. With inflation hitting a 40-year high by summer, policymakers ramped up their pace, including four consecutive 75-basis-point hikes and one more 50-basis-point increase in December. Over the full year, the Fed increased the fed funds rate seven times to end 2022 in the 4.25%-4.50% range. Interest rates rose rapidly across the yield curve as the market reacted to the more aggressive Fed pace than anticipated. Short rates increased more than long rates, which inverted the Treasury yield curve starting in the summer. Market volatility spiked, pressuring all areas of the fixed-income market and risk assets worldwide as the risk of a global recession increased. Money broadly flowed out of risk assets, including sectors the Fund invests in such as emerging market (EM) debt, preferred securities, and corporate bonds.
Most of the sectors the Fund focuses on are highly sensitive to interest-rate uncertainty and the global economic outlook, but particularly
EM debt, preferred securities, and closed-end funds. The Fund underperformed relative to its Morningstar peer group largely due to its overweighted exposures to these three segments, which did not perform well in the quickly rising rate environment. Preferreds, which are high-yielding securities further down the capital structure, underperformed as rates went up and spreads widened. The EM debt segment, which has longer duration and is already very rate-sensitive, also underperformed due to the strong U.S. dollar, slowing global economy, and Russia’s war on Ukraine. The Fund also has significant exposure to the high-yield corporate sector, which was not immune to rising rates over the period. However, the segment held up better than some other areas of the fixed-income market due to its shorter duration, which dampens rate sensitivity. That said, average credit spreads in the high-yield segment still widened out over the period from 280 basis points over Treasuries to 470 basis points by year end. High-yield bond issuance, however, was much lower than the previous two record-breaking years, which was a positive technical factor that helped support that segment of the market.
What is your outlook?
The degree to which the Fed must hike rates to bring down inflation remains the biggest issue impacting the economy and fixed-income market. We expect market volatility to remain elevated and for spreads to widen further because we do not believe markets have fully priced in the increasing likelihood of a global recession in 2023. However, we believe the Fed will likely pause to reassess in the first or second quarter of 2023.
At period end, Thrivent Multidimensional Income Fund was positioned with about 45% of its portfolio invested in alternative sectors, including preferred securities, closed-end funds, and convertible bonds. Recent market volatility has left many of these sectors with attractive valuations when compared to historical averages. About 39% of the Fund is invested in high-yield bonds and EM debt. Average high-yield credit spreads remain elevated but are below their 2022 peak. We remain cautious because of the risk that continued interest-
rate volatility and economic uncertainty could further depress valuations and lead to spread widening; however, current yields in the high-
yield sector offer attractive income opportunities for long-term investors. The difficult year in the EM debt sector has created significant value, with spreads at more than 500 basis points over Treasuries at period end. We believe any stabilization in inflation expectations could result in a tailwind for EM debt performance. The EM segment was highly correlated with the rest of the fixed-income market in 2022, which historically has not been the case. Therefore, the sector remains an important diversifier for this portfolio.
The remaining 15% of the Fund is invested in mortgage-backed securities and Treasury securities, which are relatively more insulated from negative changes in the credit outlook compared to other sectors of the fixed-income market and typically outperform during economic downturns. This exposure will likely be maintained until we see more clarity on the path of inflation and the economic impact of higher rates.

Major Market Sectors
(% of Net Assets)
Financials 27.0%
U.S. Government & Agencies 10.9%
Unaffiliated Registered
Investment Companies 8.8%
Affiliated Fixed Income
Holdings 7.5%
Energy 7.5%
Consumer Cyclical 6.7%
Mortgage-Backed Securities 5.5%
Communications Services 5.3%
Consumer Non-Cyclical 4.6%
Capital Goods 4.2%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt
Fund
7.5%
U.S. Treasury Notes
6.9%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through
5.2%
U.S. Treasury Bonds
4.0%
J.P. Morgan Chase & Company
0.7%
Bank of America Corporation
0.6%
PGIM Global High Yield Fund, Inc.
0.5%
First Trust High Income Long/Short Fund
0.5%
Nuveen Credit Strategies Income Fund
0.5%
BP Capital Markets plc
0.5%
These securities represent 26.9% of the total
net assets of the Fund.
Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.
Major Market Sectors and Top 10 Holdings exclude short-term investments, derivatives and collateral held for securities loaned. Bond Quality Ratings
Distributions exclude collateral held for securities loaned. Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are
subject to change.
Average Annual Total Returns
1
As of December 31, 2022
From
Inception
Class S 1-Year 5-Year 2/28/2017
Net Asset Value -13.49% 1.04% 1.72%
Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the perfor-
mance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund's adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.
1
* The Bloomberg U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bond.
**
***
The S&P U.S. Preferred Stock Index is designed to be an investable benchmark representing the U.S. preferred stock market.
The Bloomberg Emerging Markets USD Sovereign Index tracks fixed and floating-rate US dollar-denominated debt issued by emerging markets governments.
**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Shareholder Expense Example
(unaudited)
As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This
Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 through December 31, 2022.
Actual Expenses
In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of
$12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.
Hypothetical Example for Comparison Purposes
In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of
$12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Beginning Account
Value 7/1/2022
Ending Account
Value 12/31/2022
Expenses Paid
During Period
7/1/2022- 12/31/2022
*
Annualized Expense
Ratio
Thrivent Diversified Income Plus Fund
Actual
Class A $1,000 $996 $4.73 0.94%
Class S $1,000 $996 $3.49 0.69%
Hypothetical
**
Class A $1,000 $1,020 $4.79 0.94%
Class S $1,000 $1,022 $3.53 0.69%
Thrivent Multidimensional Income Fund
Actual
Class S $1,000 $1,016 $3.61 0.71%
Hypothetical
**
Class S $1,000 $1,022 $3.62 0.71%
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by
184/365 to reflect the one-half year period.
** Assuming 5% annualized total return before expenses.

To the Board of Trustees of Thrivent Mutual Funds and Shareholders of Thrivent Diversified Income Plus Fund and Thrivent Multidimensional
Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thrivent Diversified Income
Plus Fund and Thrivent Multidimensional Income Fund (two of the funds constituting Thrivent Mutual Funds, hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United
States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, agent banks, transfer agent and brokers;
when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
Minneapolis, Minnesota
February 16, 2023
We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since
1987.
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, www.pwc.com/us
Report of Independent Registered Public Accounting Firm

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans ( 6.7% )
a
Value
Basic Materials (0.3%)
Asplundh Tree Expert, LLC, Term
Loan
$ 462,000
0.000%,  (LIBOR 1M +
1.750%), 9/4/2027
b,c,d
$ 461,229
Grinding Media, Inc., Term Loan
264,044
8.070%,  (LIBOR 3M +
4.000%), 10/12/2028
d,e
244,240
Hyperion Materials &
Technologies, Inc., Term Loan
233,869
9.147%,  (LIBOR 3M +
4.500%), 8/30/2028
d
225,538
INEOS US Petrochem, LLC, Term
Loan
701,597
7.134%,  (LIBOR 1M +
2.750%), 1/29/2026
d
688,092
Lummus Technology Holdings V,
LLC, Term Loan
241,377
7.884%,  (LIBOR 1M +
3.500%), 6/30/2027
d
230,729
Nouryon USA, LLC, Term Loan
1,047,732
7.165%,  (LIBOR 3M +
2.750%), 10/1/2025
d
1,031,492
Spectrum Group Buyer, Inc., Term
Loan
240,509
9.440%,  (TSFR1M +
6.500%), 5/19/2028
d
226,579
Total 3,107,899
Capital Goods (0.6%)
Advanced Drainage Systems, Inc.,
Term Loan
447
6.474%,  (LIBOR 1M +
2.250%), 9/24/2026
d
447
Ali Group North America
Corporation, Term Loan
386,000
0.000%,  (TSFR1M +
2.000%), 7/22/2029
b,c,d
382,210
Berry Global, Inc., Term Loan
462,000
0.000%,  (LIBOR 1M +
1.750%), 7/1/2026
b,c,d
457,801
Brookfield WEC Holdings, Inc.,
Term Loan
575,000
0.000%,  (LIBOR 1M +
2.750%), 8/1/2025
b,c,d
566,076
BW Holding, Inc., Term Loan
248,251
8.549%,  (LIBOR 1M +
4.000%), 12/14/2028
b,c,d
217,635
Charter Next Generation, Inc.,
Term Loan
273,000
0.000%,  (LIBOR 1M +
3.750%), 12/1/2027
b,c,d
264,725
Clydesdale Acquisition Holdings,
Inc., Term Loan
664,331
8.598%,  (TSFR1M +
3.925%), 4/13/2029
b,c,d
631,393
Cornerstone Building Brands, Inc.,
Term Loan
422,924
7.568%,  (LIBOR 1M +
3.250%), 4/12/2028
d
378,064
Foley Products Company, LLC,
Term Loan
241,392
8.453%,  (SOFRRATE +
4.750%), 2/16/2029
d
232,743
Principal
Amount Bank Loans (6.7%)
a
Value
Capital Goods (0.6%) - continued
Ingersoll-Rand Services Company,
Term Loan
$ 385,010
6.173%,  (LIBOR 1M +
1.750%), 2/28/2027
d
$ 381,403
Mauser Packaging Solutions
Holding Company, Term Loan
467,681
7.370%,  (LIBOR 1M +
3.250%), 4/3/2024
d
456,054
Quikrete Holdings, Inc., Term Loan
235,000
0.000%,  (LIBOR 1M +
2.625%), 1/31/2027
b,c,d
232,063
528,094
7.384%,  (LIBOR 1M +
3.000%), 3/18/2029
d
523,309
Smyrna Ready Mix Concrete, LLC,
Term Loan
233,872
8.673%,  (TSFR1M +
4.250%), 4/1/2029
d,e
228,610
TK Elevator US Newco, Inc., Term
Loan
394,000
0.000%,  (LIBOR 6M +
3.500%), 7/31/2027
b,c,d
378,488
TransDigm, Inc., Term Loan
913,792
6.980%,  (LIBOR 3M +
2.250%), 12/9/2025
b,c,d
901,529
Vertiv Group Corporation, Term
Loan
385,018
7.119%,  (LIBOR 1M +
2.750%), 3/2/2027
b,c,d
370,741
Total 6,603,291
Communications Services (1.1%)
Altice France SA, Term Loan
802,000
8.650%,  (LIBOR 2M +
4.000%), 8/14/2026
d
744,192
CCI Buyer, Inc., Term Loan
310,000
8.580%,  (LIBOR 3M +
4.000%), 12/17/2027
b,c,d
295,430
Cengage Learning, Inc., Term
Loan
256,500
7.814%,  (LIBOR 3M +
4.750%), 7/14/2026
d
230,129
Charter Communications
Operating, LLC, Term Loan
969,000
6.140%,  (LIBOR 1M +
1.750%), 2/1/2027
b,c,d
944,949
Clear Channel Outdoor Holdings,
Inc., Term Loan
716,652
7.915%,  (LIBOR 3M +
3.500%), 8/21/2026
d
651,387
CMG Media Corporation, Term
Loan
731,764
8.230%,  (LIBOR 3M +
3.500%), 12/17/2026
d
683,548
Connect Finco SARL, Term Loan
235,000
0.000%,  (LIBOR 1M +
3.500%), 12/12/2026
b,c,d
231,964
Crown Subsea Communications
Holding, Inc., Term Loan
234,459
8.870%,  (LIBOR 1M +
4.750%), 4/27/2027
d
228,207
CSC Holdings, LLC, Term Loan
772,000
6.818%,  (LIBOR 1M +
2.500%), 4/15/2027
d
687,080

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (6.7%)
a
Value
Communications Services (1.1%) - continued
DIRECTV Financing, LLC, Term
Loan
$ 936,777
9.384%,  (LIBOR 1M +
5.000%), 8/2/2027
d
$ 910,041
iHeartCommunications, Inc., Term
Loan
393,286
7.384%,  (LIBOR 1M +
3.000%), 5/1/2026
d
359,735
Level 3 Financing, Inc., Term Loan
401,000
0.000%,  (LIBOR 1M +
1.750%), 3/1/2027
b,c,d
383,456
Lumen Technologies, Inc., Term
Loan
802,000
0.000%,  (LIBOR 1M +
2.250%), 3/15/2027
b,c,d
760,609
NEP Group, Inc., Term Loan
256,481
7.634%,  (LIBOR 1M +
3.250%), 10/20/2025
d
219,612
Nexstar Media, Inc., Term Loan
501,375
6.884%,  (LIBOR 1M +
2.500%), 9/18/2026
d
496,738
Playtika Holding Corporation, Term
Loan
310,000
0.000%,  (LIBOR 1M +
2.750%), 3/11/2028
b,c,d
295,309
Radiate Holdco, LLC, Term Loan
257,000
0.000%,  (LIBOR 1M +
3.250%), 9/25/2026
b,c,d
207,823
RLG Holdings, LLC, Term Loan
248,957
8.384%,  (LIBOR 1M +
4.000%), 7/8/2028
d
233,813
SBA Senior Finance II, LLC, Term
Loan
765,000
0.000%,  (LIBOR 1M +
1.750%), 4/11/2025
b,c,d
761,603
Univision Communications, Inc.,
Term Loan
460,196
7.634%,  (LIBOR 1M +
3.250%), 1/31/2029
d
445,433
UPC Financing Partnership, Term
Loan
235,000
0.000%,  (LIBOR 1M +
3.000%), 1/31/2029
b,c,d
229,125
Virgin Media Bristol, LLC, Term
Loan
583,000
0.000%,  (LIBOR 1M +
2.500%), 1/31/2028
b,c,d
572,383
Zayo Group Holdings, Inc., Term
Loan
756,320
7.384%,  (LIBOR 1M +
3.000%), 3/9/2027
d
610,509
Ziggo Financing Partnership, Term
Loan
394,000
0.000%,  (LIBOR 1M +
2.500%), 4/30/2028
b,c,d
383,535
Total 11,566,610
Consumer Cyclical (1.3%)
1011778 B.C., LLC, Term Loan
958,529
6.165%,  (LIBOR 3M +
1.750%), 11/19/2026
d
940,557
Principal
Amount Bank Loans (6.7%)
a
Value
Consumer Cyclical (1.3%) - continued
AlixPartners, LLP, Term Loan
$ 273,000
0.000%,  (LIBOR 1M +
2.750%), 2/4/2028
b,c,d
$ 270,368
Allied Universal Holdco, LLC, Term
Loan
961,000
8.173%,  (LIBOR 1M +
3.750%), 5/14/2028
b,c,d
911,153
Alterra Mountain Company, Term
Loan
303,000
0.000%,  (LIBOR 1M +
3.500%), 8/17/2028
b,c,d
298,646
Amentum Government Services
Holdings, LLC, Term  Loan
386,000
0.000%,  (TSFR1M +
4.000%), 2/15/2029
b,c,d
375,265
Arches Buyer, Inc., Term Loan
167,000
7.634%,  (LIBOR 1M +
3.250%), 12/6/2027
d
154,128
Caesars Resort Collection, LLC,
Term Loan
727,000
0.000%,  (LIBOR 3M +
2.750%), 12/22/2024
b,c,d
724,695
317,684
7.884%,  (LIBOR 1M +
3.500%), 7/20/2025
d
316,601
Carnival Corporation, Term Loan
613,980
7.384%,  (LIBOR 1M +
3.000%), 6/30/2025
d
587,008
148,625
7.634%,  (LIBOR 1M +
3.250%), 10/18/2028
d
138,741
Clarios Global, LP, Term Loan
621,000
7.634%,  (LIBOR 1M +
3.250%), 4/30/2026
d
607,288
Crocs, Inc., Term Loan
394,000
0.000%,  (TSFR1M +
3.600%), 2/19/2029
b,c,d
385,628
Cushman & Wakefield US
Borrower, LLC, Term Loan
385,010
7.134%,  (LIBOR 1M +
2.750%), 8/21/2025
d
375,524
Delta 2 Lux Sarl, Term Loan
568,000
7.573%,  (TSFR1M +
3.250%), 1/15/2030
b,c,d
567,290
Fertitta Entertainment, LLC/NV,
Term Loan
235,000
0.000%,  (TSFR1M +
4.100%), 1/27/2029
b,c,d
222,987
Go Daddy Operating Company,
LLC, Term Loan
378,000
0.000%,  (TSFR1M +
3.250%), 11/10/2029
b,c,d
377,002
Great Outdoors Group, LLC, Term
Loan
535,644
8.134%,  (LIBOR 1M +
3.750%), 3/5/2028
d
513,549
Harbor Freight Tools USA, Inc.,
Term Loan
477,000
0.000%,  (LIBOR 1M +
2.750%), 10/19/2027
b,c,d
453,474
Hilton Worldwide Finance, LLC,
Term Loan
575,000
6.173%,  (LIBOR 1M +
1.750%), 6/21/2026
d
572,711

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (6.7%)
a
Value
Consumer Cyclical (1.3%) - continued
IRB Holding Corporation, Term
Loan
$ 553,000
0.000%,  (TSFR1M +
3.100%), 12/15/2027
b,c,d
$ 535,995
PetSmart, LLC, Term Loan
756,320
8.130%,  (LIBOR 1M +
3.750%), 2/12/2028
d
738,592
Pilot Travel Centers, LLC, Term
Loan
651,000
0.000%,  (TSFR1M +
2.000%), 8/6/2028
b,c,d
642,700
Prime Security Services Borrower,
LLC, Term Loan
770,360
6.505%,  (LIBOR 3M +
2.750%), 9/23/2026
b,c,d
762,733
Scientific Games Holdings, LP,
Term Loan
394,000
0.000%,  (TSFR1M +
3.500%), 4/4/2029
b,c,d
375,100
Scientific Games International,
Inc., Term Loan
583,000
7.334%,  (TSFR1M +
3.100%), 4/14/2029
b,c,d
573,631
Staples, Inc., Term Loan
211,770
8.940%,  (LIBOR 3M +
4.500%), 9/12/2024
d
208,947
378,160
7.782%,  (LIBOR 3M +
5.000%), 4/12/2026
d
348,959
Stars Group Holdings BV, Term
Loan
227,000
6.980%,  (LIBOR 1M +
2.250%), 7/21/2026
b,c,d
223,500
UFC Holdings, LLC, Term Loan
386,000
0.000%,  (LIBOR 1M +
2.750%), 4/29/2026
b,c,d
380,426
Total 13,583,198
Consumer Non-Cyclical (0.9%)
AI Aqua Merger Sub, Inc., Term
Loan
754,424
7.967%,  (TSFR1M +
3.750%), 7/30/2028
d
709,475
Alltech, Inc., Term Loan
233,869
8.384%,  (LIBOR 1M +
4.000%), 10/15/2028
d
218,375
Bausch + Lomb Corporation, Term
Loan
604,481
7.842%,  (TSFR1M +
3.350%), 5/10/2027
b,c,d
573,882
Chobani, LLC, Term Loan
241,405
7.884%,  (LIBOR 1M +
3.500%), 10/23/2027
d
236,173
DaVita, Inc., Term Loan
197,000
0.000%,  (LIBOR 1M +
1.750%), 8/12/2026
b,c,d
191,657
Elanco Animal Health, Inc., Term
Loan
310,000
0.000%,  (LIBOR 1M +
1.750%), 8/1/2027
b,c,d
297,163
Froneri U.S., Inc., Term Loan
590,000
0.000%,  (LIBOR 1M +
2.250%), 1/31/2027
b,c,d
573,203
Principal
Amount Bank Loans (6.7%)
a
Value
Consumer Non-Cyclical (0.9%) - continued
Gainwell Acquisition Corporation,
Term Loan
$ 1,033,522
8.730%,  (LIBOR 3M +
4.000%), 10/1/2027
d
$ 967,635
Global Medical Response, Inc.,
Term Loan
286,670
8.422%,  (LIBOR 1M +
4.250%), 10/2/2025
d
199,775
ICON Luxembourg SARL, Term
Loan
728,857
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
d
726,036
Jazz Financing Lux SARL, Term
Loan
765,000
0.000%,  (LIBOR 1M +
3.500%), 5/5/2028
b,c,d
757,228
LifePoint Health, Inc., Term Loan
333,000
0.000%,  (LIBOR 1M +
3.750%), 11/16/2025
b,c,d
313,187
Medline Borrower, LP, Term Loan
1,396,482
7.634%,  (LIBOR 1M +
3.250%), 10/21/2028
b,c,d
1,325,234
Naked Juice, LLC, Term Loan
279,298
7.830%,  (LIBOR 3M +
3.250%), 1/24/2029
d
249,117
Organon & Company, Term Loan
765,000
7.750%,  (LIBOR 3M +
3.000%), 6/2/2028
d
756,394
Phoenix Newco, Inc., Term Loan
318,000
0.000%,  (LIBOR 1M +
3.250%), 11/15/2028
b,c,d
305,722
PRA Health Sciences, Inc., Term
Loan
181,595
7.000%,  (LIBOR 3M +
2.250%), 7/1/2028
d
180,892
Reynolds Consumer Products,
LLC, Term Loan
462,000
0.000%,  (LIBOR 1M +
1.750%), 2/4/2027
b,c,d
457,740
Select Medical Corporation, Term
Loan
386,000
6.890%,  (LIBOR 1M +
2.500%), 3/6/2025
d
377,508
WP CityMD Bidco, LLC, Term Loan
377,050
7.634%,  (LIBOR 1M +
3.250%), 12/23/2028
d
376,138
Total 9,792,534
Energy (0.1%)
Buckeye Partners, LP, Term Loan
386,000
0.000%,  (LIBOR 1M +
2.250%), 11/1/2026
b,c,d
383,456
CQP Holdco, LP, Term Loan
769,929
8.480%,  (LIBOR 3M +
3.750%), 6/4/2028
d
765,333
GIP II Blue Holding, LP, Term Loan
226,896
9.230%,  (LIBOR 3M +
4.500%), 9/29/2028
d
224,579
Total 1,373,368

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (6.7%)
a
Value
Financials (0.5%)
Acrisure, LLC, Term Loan
$ 363,000
0.000%,  (LIBOR 1M +
3.500%), 2/15/2027
b,c,d
$ 339,859
Alliant Holdings Intermediate, LLC,
Term Loan
151,000
0.000%,  (LIBOR 1M +
3.250%), 5/10/2025
b,c,d
148,848
AmWINS Group, Inc., Term Loan
581,517
6.634%,  (LIBOR 1M +
2.250%), 2/19/2028
d
570,434
Asurion, LLC, Term Loan
392,000
7.634%,  (LIBOR 1M +
3.250%), 12/23/2026
d
348,637
339,766
7.634%,  (LIBOR 1M +
3.250%), 7/31/2027
d
296,659
Deerfield Dakota Holding, LLC,
Term Loan
158,593
8.073%,  (LIBOR 1M +
3.750%), 4/9/2027
d
147,839
Edelman Financial Engines Center,
LLC, Term Loan
158,598
7.884%,  (LIBOR 1M +
3.500%), 4/7/2028
d
147,615
First Eagle Holdings, Inc., Term
Loan
158,580
7.230%,  (LIBOR 3M +
2.500%), 2/2/2027
b,c,d
154,378
FleetCor Technologies Operating
Company, LLC, Term  Loan
310,000
0.000%,  (LIBOR 1M +
1.750%), 4/30/2028
b,c,d
306,416
Howden Group Holdings, Ltd.,
Term Loan
158,595
0.000%,  (LIBOR 1M +
3.250%), 11/12/2027
b,c,d
154,205
HUB International, Ltd., Term Loan
659,000
0.000%,  (LIBOR 3M +
3.000%), 4/25/2025
b,c,d
651,039
Hudson River Trading, LLC, Term
Loan
167,000
0.000%,  (TSFR1M +
3.100%), 3/18/2028
b,c,d
157,636
Jane Street Group, LLC, Term
Loan
309,211
7.134%,  (LIBOR 1M +
2.750%), 1/26/2028
d
299,644
Trans Union, LLC, Term Loan
575,000
0.000%,  (LIBOR 1M +
2.250%), 12/1/2028
b,c,d
568,612
USI, Inc./NY, Term Loan
575,000
0.000%,  (TSFR1M +
3.750%), 11/22/2029
b,c,d
568,842
VFH Parent, LLC, Term Loan
235,000
7.321%,  (TSFR1M +
3.100%), 1/13/2029
b,c,d
228,303
Total 5,088,966
Technology (1.4%)
AthenaHealth Group, Inc., Delayed
Draw
121,594
7.823%,  (LIBOR 1M +
3.500%), 2/15/2029
b,c,d
109,479
Principal
Amount Bank Loans (6.7%)
a
Value
Technology (1.4%) - continued
AthenaHealth Group, Inc., Term
Loan
$ 713,820
7.821%,  (PRIME + 3.500%),
2/15/2029
d
$ 642,695
Boxer Parent Company, Inc., Term
Loan
588,278
8.134%,  (LIBOR 1M +
3.750%), 10/2/2025
b,c,d
562,276
Central Parent, Inc., Term Loan
689,000
0.000%,  (TSFR3M +
4.500%), 7/6/2029
b,c,d
681,951
Coherent Corporation, Term Loan
378,142
7.134%,  (LIBOR 1M +
2.750%), 7/1/2029
b,c,d
373,321
CommScope, Inc., Term Loan
701,565
7.634%,  (LIBOR 1M +
3.250%), 4/4/2026
d
659,647
Cornerstone OnDemand, Inc.,
Term Loan
422,935
8.134%,  (LIBOR 1M +
3.750%), 10/15/2028
d
376,412
Dcert Buyer, Inc., Term Loan
469,000
0.000%,  (LIBOR 3M +
4.000%), 10/16/2026
b,c,d
452,416
Dun & Bradstreet Corporation,
Term Loan
462,000
0.000%,  (LIBOR 1M +
3.250%), 2/8/2026
b,c,d
456,969
Entegris, Inc., Term Loan
379,000
0.000%,  (TSFR1M +
3.000%), 7/6/2029
b,c,d
377,579
Gen Digital, Inc., Term Loan
500,000
0.000%,  (TSFR1M +
2.100%), 9/12/2029
b,c,d
490,730
Genesys Cloud Services Holdings
II, LLC, Term Loan
386,000
0.000%,  (LIBOR 1M +
4.000%), 12/1/2027
b,c,d
369,838
Hyland Software, Inc., Term Loan
260,320
7.884%,  (LIBOR 1M +
3.500%), 7/1/2024
d
256,481
Informatica, LLC, Term Loan
385,030
7.188%,  (LIBOR 1M +
2.750%), 10/29/2028
d
376,944
Ingram Micro, Inc., Term Loan
386,000
0.000%,  (LIBOR 1M +
3.500%), 7/2/2028
b,c,d
379,245
Magenta Buyer, LLC, Term Loan
416,000
9.170%,  (LIBOR 1M +
4.750%), 7/27/2028
b,c,d
354,120
McAfee Corporation, Term Loan
795,000
0.000%,  (TSFR1M +
3.850%), 3/1/2029
b,c,d
738,070
Mitchell International, Inc., Term
Loan
482,784
8.415%,  (LIBOR 3M +
3.750%), 10/15/2028
d
443,775
MKS Instruments, Inc., Term Loan
694,260
7.171%,  (TSFR1M +
2.750%), 8/17/2029
d
684,714

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (6.7%)
a
Value
Technology (1.4%) - continued
Open Text Corporation, Term Loan
$ 597,000
0.000%,  (TSFR1M +
3.600%), 11/16/2029
b,c,d
$ 582,523
Peraton Corporation, Term Loan
1,200,888
8.134%,  (LIBOR 1M +
3.750%), 2/1/2028
d
1,170,613
Polaris Newco, LLC, Term Loan
696,000
0.000%,  (LIBOR 1M +
4.000%), 6/4/2028
b,c,d
633,611
Proofpoint, Inc., Term Loan
513,703
7.985%,  (LIBOR 3M +
3.250%), 8/31/2028
d
492,867
Rackspace Technology Global,
Inc., Term Loan
354,568
7.380%,  (LIBOR 3M +
2.750%), 2/9/2028
d
220,314
RealPage, Inc., Term Loan
394,000
0.000%,  (LIBOR 1M +
3.250%), 4/22/2028
b,c,d
373,906
SS&C Technologies, Inc., Term
Loan
128,367
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
125,996
95,180
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
93,422
150,880
6.134%,  (LIBOR 1M +
1.750%), 4/16/2025
d
148,050
Tempo Acquisition, LLC, Term
Loan
378,000
7.334%,  (TSFR1M +
3.000%), 8/31/2028
b,c,d
376,488
TIBCO Software, Inc., Term Loan
416,000
0.000%,  (TSFR3M +
4.600%), 3/30/2029
b,c,d
370,760
UKG, Inc., Term Loan
825,000
0.000%,  (LIBOR 1M +
3.250%), 5/3/2026
b,c,d
783,750
Verscend Holding Corporation,
Term Loan
566,562
8.384%,  (LIBOR 1M +
4.000%), 8/27/2025
d
561,809
Total 14,720,771
Transportation (0.4%)
AAdvantage Loyalty IP, Ltd., Term
Loan
930,274
8.993%,  (LIBOR 3M +
4.750%), 4/20/2028
d
925,185
Air Canada, Term Loan
732,068
8.130%,  (LIBOR 3M +
3.500%), 8/11/2028
d
722,002
Brown Group Holding, LLC, Term
Loan
310,000
0.000%,  (LIBOR 1M +
2.500%), 6/7/2028
b,c,d
303,843
Genesee & Wyoming, Inc., Term
Loan
384,734
6.730%,  (LIBOR 3M +
2.000%), 12/30/2026
d
382,233
SkyMiles IP, Ltd., Term Loan
817,493
7.993%,  (LIBOR 3M +
3.750%), 10/20/2027
b,c,d
832,208
Principal
Amount Bank Loans (6.7%)
a
Value
Transportation (0.4%) - continued
United Airlines, Inc., Term Loan
$ 1,102,669
8.108%,  (LIBOR 3M +
3.750%), 4/21/2028
d
$ 1,086,747
XPO, Inc., Term Loan
386,000
0.000%,  (LIBOR 1M +
1.750%), 2/23/2025
b,c,d
383,889
Total 4,636,107
Utilities (0.1%)
PG&E Corporation, Term Loan
565,905
7.438%,  (LIBOR 1M +
3.000%), 6/23/2025
b,c,d
560,778
Total 560,778
Total Bank Loans
(cost $72,478,125) 71,033,522
Principal
Amount Long-Term Fixed Income ( 62.0% ) Value
Asset-Backed Securities (5.2%)
510 Asset Backed Trust
800,000
3.967%,  5/25/2061, Ser.
2021-NPL1, Class A2
f,g
670,278
1,511,950
2.116%,  6/25/2061, Ser.
2021-NPL2, Class A1
f,g
1,355,414
775,000
4.090%,  6/25/2061, Ser.
2021-NPL2, Class A2
f,g
650,070
522 Funding CLO, Ltd.
1,325,000
6.643%,  (LIBOR 3M +
2.400%), 4/20/2030, Ser.
2019-4A, Class CR
d,f
1,265,901
720 East CLO I, Ltd.
1,700,000
8.825%,  (TSFR3M +
4.250%), 1/20/2036, Ser.
2022-1A, Class C
d,f
1,686,371
Affirm Asset Securitization Trust
1,150,000
4.300%,  5/17/2027, Ser.
2022-A, Class 1A
f
1,092,767
Amur Equipment Finance
Receivables XI, LLC
1,125,000
5.300%,  6/21/2028, Ser.
2022-2A, Class A2
f
1,112,582
Anchorage Capital CLO 21, Ltd.
1,225,000
6.643%,  (LIBOR 3M +
2.400%), 10/20/2034, Ser.
2021-21A, Class C
d,f
1,148,762
Ares XL CLO, Ltd.
1,200,000
6.879%,  (LIBOR 3M +
2.800%), 1/15/2029, Ser.
2016-40A, Class CRR
d,f
1,094,629
Babson CLO, Ltd.
2,900,000
7.143%,  (LIBOR 3M +
2.900%), 7/20/2029, Ser.
2018-3A, Class D
d,f
2,691,786
Bankers Healthcare Group
Securitization Trust
1,025,967
5.280%,  10/17/2035, Ser.
2022-C, Class A
f
1,017,506

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Asset-Backed Securities (5.2%) - continued
Barings CLO, Ltd.
$ 600,000
7.393%,  (LIBOR 3M +
3.150%), 1/20/2032, Ser.
2016-2A, Class DR2
d,f
$ 557,640
Benefit Street Partners CLO II, Ltd.
1,000,000
5.979%,  (LIBOR 3M +
1.900%), 7/15/2029, Ser.
2013-IIA, Class BR2
d,f
965,000
Benefit Street Partners CLO, Ltd.
700,000
6.229%,  (LIBOR 3M +
2.150%), 7/15/2032, Ser.
2019-17A, Class CR
d,f
659,887
Business Jet Securities, LLC
277,961
2.981%,  11/15/2035, Ser.
2020-1A, Class A
f
253,178
1,234,378
4.455%,  6/15/2037, Ser.
2022-1A, Class A
f
1,125,809
CarVal CLO VIII-C, Ltd.
1,000,000
7.045%,  (TSFR3M +
3.000%), 10/22/2035, Ser.
2022-2A, Class B1
d,f
991,869
CarVal CLO, Ltd.
1,700,000
4.880%,  (TSFR3M +
3.700%), 4/21/2034, Ser.
2022-1A, Class D
d,f
1,647,841
Dewolf Park CLO, Ltd.
1,000,000
6.929%,  (LIBOR 3M +
2.850%), 10/15/2030, Ser.
2017-1A, Class DR
d,f
900,254
Dryden 36 Senior Loan Fund
1,025,000
6.129%,  (LIBOR 3M +
2.050%), 4/15/2029, Ser.
2014-36A, Class CR3
d,f
979,832
FirstKey Homes Trust
1,400,000
1.968%,  10/19/2037, Ser.
2020-SFR2, Class D
f
1,226,244
Galaxy XIX CLO, Ltd.
500,000
6.175%,  (LIBOR 3M +
1.850%), 7/24/2030, Ser.
2015-19A, Class BRR
d,f
462,740
Harley Marine Financing, LLC
1,713,945
6.682%,  5/15/2043, Ser.
2018-1A, Class A2
f
1,676,139
Invesco CLO, Ltd.
250,000
5.975%,  (LIBOR 3M +
1.650%), 10/22/2034, Ser.
2021-3A, Class B
d,f
239,236
Longfellow Place CLO, Ltd.
2,000,000
6.379%,  (LIBOR 3M +
2.300%), 4/15/2029, Ser.
2013-1A, Class CR3
d,f
1,902,116
Madison Park Funding XXI, Ltd.
1,200,000
6.279%,  (LIBOR 3M +
2.200%), 10/15/2032, Ser.
2016-21A, Class BRR
d,f
1,133,756
Mountain View CLO, Ltd.
500,000
6.429%,  (LIBOR 3M +
2.350%), 10/16/2029, Ser.
2017-1A, Class CR
d,f
474,875
Principal
Amount Long-Term Fixed Income (62.0%) Value
Asset-Backed Securities (5.2%) - continued
Neuberger Berman CLO, Ltd.
$ 1,650,000
7.079%,  (LIBOR 3M +
3.000%), 10/15/2029, Ser.
2013-15A, Class DR2
d,f
$ 1,503,769
OCP CLO, Ltd.
1,350,000
6.079%,  (LIBOR 3M +
2.000%), 7/15/2030, Ser.
2017-13A, Class BR
d,f
1,259,499
OZLM VIII, Ltd.
1,400,000
5.729%,  (LIBOR 3M +
1.650%), 10/17/2029, Ser.
2014-8A, Class A2R3
d,f
1,345,830
Pagaya AI Technology in Housing
Trust
1,700,000
4.250%,  8/25/2025, Ser.
2022-1, Class B
f
1,570,829
PPM CLO 6, Ltd.
1,500,000
9.075%,  (TSFR3M +
4.500%), 1/20/2031, Ser.
2022-6A, Class C
d,f
1,485,827
Pretium Mortgage Credit Partners,
LLC
1,900,000
5.438%,  1/25/2052, Ser.
2022-NPL1, Class A2
f,g
1,712,449
1,250,000
3.844%,  6/27/2060, Ser.
2021-NPL2, Class A2
f,g
982,636
1,300,000
3.721%,  7/25/2051, Ser.
2021-NPL3, Class A2
f,g
1,054,400
Progress Residential Trust
2,350,000
3.600%,  4/17/2039, Ser.
2022-SFR3, Class B
f
2,098,118
Renaissance Home Equity Loan
Trust
1,429,635
5.797%,  8/25/2036, Ser.
2006-2, Class AF3
g
567,595
Saxon Asset Securities Trust
567,623
3.275%,  8/25/2035, Ser.
2004-2, Class MF2
d
484,633
Sculptor CLO, Ltd.
950,000
6.643%,  (LIBOR 3M +
2.400%), 1/20/2035, Ser. 28A,
Class C
d,f
889,332
Stratus CLO, Ltd.
1,450,000
7.675%,  (TSFR3M +
3.050%), 10/20/2031, Ser.
2022-3A, Class B
d,f
1,445,620
TCI-Flatiron CLO, Ltd.
2,400,000
5.964%,  (TSFR3M +
2.100%), 1/17/2032, Ser.
2016-1A, Class CR3
d,f
2,270,618
VCAT Asset Securitization, LLC
350,000
4.826%,  12/26/2050, Ser.
2021-NPL1, Class A2
f,g
316,516
Vericrest Opportunity Loan
Transferee
1,250,000
4.826%,  2/27/2051, Ser.
2021-NPL2, Class A2
f,g
1,040,167
1,550,000
4.949%,  2/27/2051, Ser.
2021-NPL3, Class A2
f,g
1,325,488
1,100,000
4.826%,  4/25/2051, Ser.
2021-NPL6, Class A2
f,g
879,399
325,000
4.949%,  4/25/2051, Ser.
2021-NPL8, Class A2
f,g
237,049

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Asset-Backed Securities (5.2%) - continued
$ 1,675,000
4.826%,  5/25/2051, Ser.
2021-NPL9, Class A2
f,g
$ 1,438,545
400,000
5.438%,  12/26/2051, Ser.
2021-NP12, Class A2
f,g
363,525
Whitebox CLO III, Ltd.
1,225,000
6.279%,  (LIBOR 3M +
2.200%), 10/15/2034, Ser.
2021-3A, Class C
d,f
1,155,149
Wind River CLO, Ltd.
950,000
6.243%,  (LIBOR 3M +
2.000%), 7/20/2030, Ser.
2013-1A, Class BRR
d,f
899,517
Total 55,308,992
Basic Materials (1.0%)
Alcoa Nederland Holding BV
555,000 5.500%,  12/15/2027
f
534,832
Anglo American Capital plc
200,000 3.875%,  3/16/2029
f
179,557
ATI, Inc., Convertible
275,000 3.500%,  6/15/2025 552,475
Cascades USA, Inc.
285,000 5.125%,  1/15/2026
f
259,282
Chemours Company
465,000 5.750%,  11/15/2028
f
417,677
Cleveland-Cliffs, Inc.
410,000 5.875%,  6/1/2027
h
391,683
210,000 4.625%,  3/1/2029
f,h
186,375
Consolidated Energy Finance SA
665,000 5.625%,  10/15/2028
f
565,035
Ecolab, Inc.
174,000 2.125%,  2/1/2032 138,894
EverArc Escrow Sarl
352,000 5.000%,  10/30/2029
f
288,640
First Quantum Minerals, Ltd.
739,000 6.875%,  10/15/2027
f
693,347
Freeport-McMoRan, Inc.
413,000 4.625%,  8/1/2030 384,666
Glencore Funding, LLC
196,000 4.000%,  3/27/2027
f
184,970
Hecla Mining Company
160,000 7.250%,  2/15/2028 157,541
Hudbay Minerals, Inc.
370,000 4.500%,  4/1/2026
f
336,086
Innophos Holdings, Inc.
180,000 9.375%,  2/15/2028
f
175,950
LYB International Finance III, LLC
180,000 1.250%,  10/1/2025 160,579
Mercer International, Inc.
184,000 5.125%,  2/1/2029 153,826
Methanex Corporation
478,000 4.250%,  12/1/2024 457,702
Mosaic Company
300,000 4.050%,  11/15/2027 282,474
Novelis Corporation
150,000 3.250%,  11/15/2026
f
134,476
210,000 4.750%,  1/30/2030
f
186,179
150,000 3.875%,  8/15/2031
f
122,459
Nutrien, Ltd.
273,000 4.000%,  12/15/2026 262,479
Principal
Amount Long-Term Fixed Income (62.0%) Value
Basic Materials (1.0%) - continued
OCI NV
$ 264,000 4.625%,  10/15/2025
f
$ 250,158
Olin Corporation
670,000 5.125%,  9/15/2027 633,150
SCIL USA Holdings, LLC
450,000 5.375%,  11/1/2026
f
381,375
Sherwin-Williams Company
139,000 4.250%,  8/8/2025 136,574
SPCM SA
392,000 3.375%,  3/15/2030
f
315,560
SunCoke Energy, Inc.
435,000 4.875%,  6/30/2029
f
373,399
Taseko Mines, Ltd.
310,000 7.000%,  2/15/2026
f
272,595
Unifrax Escrow Issuer Corporation
358,000 5.250%,  9/30/2028
f
288,071
United States Steel Corporation
468,000 6.875%,  3/1/2029
h
454,262
United States Steel Corporation,
Convertible
361,000 5.000%,  11/1/2026 722,000
Westlake Corporation
130,000 3.600%,  8/15/2026 122,149
Total 11,156,477
Capital Goods (2.0%)
Advanced Drainage Systems, Inc.
430,000 6.375%,  6/15/2030
f
417,814
AECOM
605,000 5.125%,  3/15/2027 582,312
Amsted Industries, Inc.
410,000 5.625%,  7/1/2027
f
388,951
ARD Finance SA
138,000 6.500%,  6/30/2027
f
95,983
Ardagh Packaging Finance plc/
Ardagh Holdings USA, Inc.
400,000 5.250%,  8/15/2027
f
299,097
206,000 5.250%,  8/15/2027
f
154,035
Boeing Company
366,000 4.875%,  5/1/2025 363,198
222,000 2.196%,  2/4/2026 201,701
197,000 3.250%,  3/1/2028 176,087
293,000 5.150%,  5/1/2030 285,862
Bombardier, Inc.
427,000 7.125%,  6/15/2026
f
414,281
424,000 7.875%,  4/15/2027
f,h
411,270
330,000 6.000%,  2/15/2028
f
305,158
Builders FirstSource, Inc.
250,000 5.000%,  3/1/2030
f
221,520
Canpack SA/Canpack US LLC
500,000 3.125%,  11/1/2025
f
438,090
Carrier Global Corporation
265,000 2.722%,  2/15/2030 223,102
Chart Industries, Inc.
149,000 7.500%,  1/1/2030
f
149,788
Chart Industries, Inc., Convertible
286,000 1.000%,  11/15/2024
f
567,996
Clydesdale Acquisition Holdings,
Inc.
58,000 6.625%,  4/15/2029
f
55,144

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Capital Goods (2.0%) - continued
$ 116,000 8.750%,  4/15/2030
f
$ 99,293
CNH Industrial Capital, LLC
89,000 1.950%,  7/2/2023 87,482
Cornerstone Building Brands, Inc.
298,000 6.125%,  1/15/2029
f
209,863
Covert Mergeco, Inc.
296,000 4.875%,  12/1/2029
f
242,504
CP Atlas Buyer, Inc.
340,000 7.000%,  12/1/2028
f,h
252,506
Crown Cork & Seal Company, Inc.
377,000 7.375%,  12/15/2026 388,125
General Electric Company
603,000
8.099%,  (LIBOR 3M +
3.330%), 3/15/2023
d,i
592,413
GFL Environmental, Inc.
311,000 4.000%,  8/1/2028
f
265,905
617,000 3.500%,  9/1/2028
f
542,443
Greenbrier Companies, Inc.,
Convertible
326,000 2.875%,  4/15/2028 287,369
H&E Equipment Services, Inc.
669,000 3.875%,  12/15/2028
f
569,847
Herc Holdings, Inc.
330,000 5.500%,  7/15/2027
f
307,807
Howmet Aerospace, Inc.
227,000 6.875%,  5/1/2025 232,941
960,000 3.000%,  1/15/2029 816,000
Huntington Ingalls Industries, Inc.
196,000 4.200%,  5/1/2030 177,895
Itron, Inc., Convertible
562,000 Zero Coupon,  3/15/2026 460,166
JELD-WEN, Inc.
176,000 4.625%,  12/15/2025
f
147,365
John Deere Capital Corporation
281,000 2.800%,  7/18/2029 250,336
144,000 3.900%,  6/7/2032 134,420
Kaman Corporation, Convertible
171,000 3.250%,  5/1/2024 158,944
KBR, Inc., Convertible
504,000 2.500%,  11/1/2023 1,062,684
Lockheed Martin Corporation
130,000 4.950%,  10/15/2025 130,939
Mauser Packaging Solutions
Holding Company
310,000 5.500%,  4/15/2024
f
301,428
470,000 7.250%,  4/15/2025
f,h
434,617
MIWD Holdco II, LLC
226,000 5.500%,  2/1/2030
f
179,930
Nesco Holdings II, Inc.
445,000 5.500%,  4/15/2029
f
389,375
New Enterprise Stone and Lime
Company, Inc.
509,000 5.250%,  7/15/2028
f
451,977
OI European Group BV
503,000 4.750%,  2/15/2030
f
440,477
Otis Worldwide Corporation
230,000 2.056%,  4/5/2025 215,193
Owens-Brockway Glass Container,
Inc.
155,000 5.875%,  8/15/2023
f
153,897
Principal
Amount Long-Term Fixed Income (62.0%) Value
Capital Goods (2.0%) - continued
Pactiv Evergreen Group
$ 305,000 4.375%,  10/15/2028
f
$ 272,487
Parker-Hannifin Corporation
129,000 2.700%,  6/14/2024 124,222
Patrick Industries, Inc., Convertible
197,000 1.000%,  2/1/2023 195,148
255,000 1.750%,  12/1/2028 208,126
PGT Innovations, Inc.
408,000 4.375%,  10/1/2029
f
341,595
Raytheon Technologies
Corporation
312,000 4.125%,  11/16/2028 298,618
Republic Services, Inc.
131,000 3.950%,  5/15/2028 124,434
Roller Bearing Company of
America, Inc.
86,000 4.375%,  10/15/2029
f
74,364
SRM Escrow Issuer, LLC
580,000 6.000%,  11/1/2028
f
518,926
Textron, Inc.
196,000 3.650%,  3/15/2027 182,716
Titan Acquisition, Ltd.
160,000 7.750%,  4/15/2026
f
144,094
TransDigm, Inc.
390,000 6.250%,  3/15/2026
f
384,614
1,289,000 5.500%,  11/15/2027 1,210,435
United Rentals North America, Inc.
600,000 4.875%,  1/15/2028 568,590
310,000 4.000%,  7/15/2030 264,987
Victors Merger Corporation
194,000 6.375%,  5/15/2029
f
106,700
Waste Connections, Inc.
70,000 3.200%,  6/1/2032 60,049
Waste Pro USA, Inc.
185,000 5.500%,  2/15/2026
f
163,373
WESCO Distribution, Inc.
545,000 7.250%,  6/15/2028
f
552,071
Total 21,531,079
Collateralized Mortgage Obligations (4.2%)
Alternative Loan Trust
577,906
6.000%,  8/1/2036, Ser.
2006-24CB, Class A9 334,327
Banc of America Alternative Loan
Trust
621,853
6.000%,  11/25/2035, Ser.
2005-10, Class 3CB1 528,530
Banc of America Mortgage
Securities Trust
441,248
3.870%,  9/25/2035, Ser.
2005-H, Class 3A1
d
393,296
Bear Stearns Adjustable Rate
Mortgage Trust
102,705
5.230%,  (CMT 1Y + 2.300%),
10/25/2035, Ser. 2005-9,
Class A1
d
94,983
CHL Mortgage Pass-Through Trust
435,809
3.412%,  12/20/2035, Ser.
2005-HYB8, Class 3A1
d
403,386
944,775
6.000%,  11/25/2037, Ser.
2007-18, Class 1A2 523,672

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Collateralized Mortgage Obligations (4.2%) -
continued
CHNGE Mortgage Trust
$ 1,538,125
3.757%,  3/25/2067, Ser.
2022-2, Class A1
d,f
$ 1,429,140
1,663,014
5.000%,  5/25/2067, Ser.
2022-3, Class A1
d,f
1,622,031
976,136
5.820%,  6/25/2067, Ser.
2022-NQM1, Class A3
f,g
942,497
1,222,010
6.000%,  10/25/2057, Ser.
2022-4, Class A1
f,g
1,206,846
Citigroup Mortgage Loan Trust,
Inc.
1,063,058
3.254%,  4/25/2037, Ser.
2007-AR5, Class 1A1A
d
899,167
Colony American Finance, Ltd.
1,350,000
2.239%,  3/28/2029, Ser.
2021-RTL1, Class A1
f
1,227,616
Countrywide Alternative Loan Trust
524,796
5.000%,  3/25/2035, Ser.
2005-3CB, Class 1A1 439,614
248,112
3.173%,  10/25/2035, Ser.
2005-43, Class 4A1
d
201,776
176,273
5.500%,  2/25/2036, Ser.
2005-85CB, Class 2A2 138,641
Countrywide Home Loan
Mortgage Pass Through Trust
501,745
3.445%,  11/25/2035, Ser.
2005-22, Class 2A1
d
391,883
Credit Suisse Mortgage Trust
1,007,076
6.392%,  8/25/2067, Ser.
2022-ATH3, Class A3
d,f
979,779
621,861
2.572%,  11/25/2066, Ser.
2022-NQM1, Class A2
d,f
509,350
Deutsche Alt-A Securities, Inc.,
Mortgage Loan Trust
803,982
5.250%,  6/25/2035, Ser.
2005-3, Class 4A6 720,586
352,321
2.565%,  8/25/2035, Ser.
2005-AR1, Class 2A3
d
309,164
Federal Home Loan Mortgage
Corporation
1,799,020
3.500%,  8/15/2035, Ser.
345, Class C8
j
204,438
Federal Home Loan Mortgage
Corporation - REMIC
3,222,497
4.000%,  1/25/2051, Ser.
5249, Class LA 3,108,542
6,510,146
1.500%,  12/25/2050, Ser.
5107, Class IO
j
593,938
292,076
2.500%,  5/15/2027, Ser.
4106, Class HI
j
8,036
1,129,911
3.000%,  5/15/2027, Ser.
4046, Class GI
j
44,480
1,044,660
3.000%,  7/15/2027, Ser.
4084, Class NI
j
46,564
1,563,557
3.000%,  7/15/2027, Ser.
4074, Class IO
j
72,969
531,355
2.500%,  2/15/2028, Ser.
4162, Class AI
j
23,174
1,134,409
2.500%,  2/15/2028, Ser.
4161, Class UI
j
48,552
1,785,729
2.500%,  3/15/2028, Ser.
4177, Class EI
j
80,074
Principal
Amount Long-Term Fixed Income (62.0%) Value
Collateralized Mortgage Obligations (4.2%) -
continued
$ 1,584,809
3.500%,  10/15/2032, Ser.
4119, Class KI
j
$ 170,545
1,133,343
3.000%,  2/15/2033, Ser.
4170, Class IG
j
107,640
1,922,695
3.000%,  4/15/2033, Ser.
4203, Class DI
j
113,176
Federal National Mortgage
Association - REMIC
1,742,544
4.500%,  6/25/2052, Ser.
2022-43, Class MA 1,701,929
3,539,486
4.000%,  7/25/2052, Ser.
2022-37, Class PE 3,395,570
1,827,549
3.000%,  7/25/2027, Ser.
2012-73, Class DI
j
73,488
1,272,464
3.000%,  7/25/2027, Ser.
2012-74, Class AI
j
46,737
2,393,206
3.000%,  8/25/2027, Ser.
2012-95, Class HI
j
81,513
1,156,005
3.500%,  9/25/2027, Ser.
2012-98, Class YI
j
53,046
3,438,078
3.000%,  11/25/2027, Ser.
2012-121, Class BI
j
168,914
1,757,405
3.000%,  12/25/2027, Ser.
2012-139, Class DI
j
70,404
889,602
2.500%,  1/25/2028, Ser.
2012-152, Class AI
j
37,133
2,336,176
3.000%,  1/25/2028, Ser.
2012-147, Class EI
j
93,326
788,524
2.500%,  2/25/2028, Ser.
2013-46, Class CI
j
28,304
769,652
3.000%,  2/25/2028, Ser.
2013-2, Class GI
j
36,412
488,758
3.000%,  4/25/2028, Ser.
2013-30, Class DI
j
24,225
1,657,597
3.000%,  11/25/2031, Ser.
2013-69, Class IO
j
60,058
1,511,427
3.000%,  2/25/2033, Ser.
2013-1, Class YI
j
139,429
1,659,604
4.500%,  1/25/2046, Ser.
2022-68, Class BA 1,630,562
First Horizon Alternative Mortgage
Securities Trust
193,667
3.921%,  3/25/2035, Ser.
2005-AA2, Class 1A1
d
177,286
210,204
3.705%,  7/25/2035, Ser.
2005-AA5, Class 2A1
d
188,259
Flagstar Mortgage Trust
587,147
2.500%,  9/25/2041, Ser.
2021-9INV, Class A1
d,f
509,986
GCAT Trust
827,560
5.730%,  8/25/2067, Ser.
2022-NQM4, Class A3
f,g
790,844
Genworth Mortgage Insurance
Corporation
838,917
5.828%,  (SOFR30A +
1.900%), 2/25/2034, Ser.
2021-3, Class M1A
d,f
835,058
GMAC Mortgage Corporation
Loan Trust
314,081
3.169%,  5/25/2035, Ser.
2005-AR2, Class 4A
d
270,207

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Collateralized Mortgage Obligations (4.2%) -
continued
Government National Mortgage
Association
$ 373,351
4.000%,  1/16/2027, Ser.
2012-3, Class IO
j
$ 13,564
Home RE, Ltd.
1,350,000
7.428%,  (SOFR30A +
3.500%), 10/25/2034, Ser.
2022-1, Class M1B
d,f
1,316,783
IndyMac IMJA Mortgage Loan
Trust
946,157
6.250%,  11/25/2037, Ser.
2007-A3, Class A1 439,319
J.P. Morgan Mortgage Trust
847,076
2.774%,  5/25/2052, Ser.
2021-LTV2, Class A2
d,f
658,801
88,687
6.500%,  1/25/2035, Ser.
2005-S1, Class 1A2 87,824
451,111
3.381%,  2/25/2036, Ser.
2006-A1, Class 2A2
d
350,421
Merrill Lynch Alternative Note
Asset Trust
897,482
6.000%,  3/25/2037, Ser.
2007-F1, Class 2A1 365,991
MortgageIT Trust
1,914,307
4.849%,  (LIBOR 1M +
0.460%), 6/25/2047, Ser.
2007-1, Class 1A1
d
1,536,281
Preston Ridge Partners Mortgage
Trust, LLC
425,000
3.474%,  7/25/2026, Ser.
2021-6, Class A2
f,g
351,368
Radnor Re, Ltd.
2,343,535
7.089%,  (LIBOR 1M +
2.700%), 3/25/2028, Ser.
2018-1, Class M2
d,f
2,343,798
1,250,000
7.678%,  (SOFR30A +
3.750%), 9/25/2032, Ser.
2022-1, Class M1A
d,f
1,237,701
Residential Accredit Loans, Inc.
Trust
524,991
6.000%,  8/25/2035, Ser.
2005-QS10, Class 2A 435,047
336,547
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 254,807
617,685
6.250%,  4/25/2037, Ser.
2007-QS6, Class A6 489,897
Residential Asset Securitization
Trust
351,295
2.627%,  1/25/2034, Ser.
2004-IP1, Class A1
d
324,636
1,134,584
5.500%,  4/25/2035, Ser.
2005-A1, Class A3 1,063,617
Residential Funding Mortgage
Security I Trust
412,940
6.000%,  7/25/2037, Ser.
2007-S7, Class A20 313,959
ROC Securities Trust Series
1,400,000
2.487%,  8/25/2026, Ser.
2021-RTL1, Class A1
d,f
1,311,403
Sequoia Mortgage Trust
551,971
3.182%,  9/20/2046, Ser.
2007-1, Class 4A1
d
379,252
Principal
Amount Long-Term Fixed Income (62.0%) Value
Collateralized Mortgage Obligations (4.2%) -
continued
Starwood Mortgage Residential
Trust
$ 149,587
3.970%,  4/25/2060, Ser.
2020-2, Class A2
d,f
$ 149,117
Structured Adjustable Rate
Mortgage Loan Trust
228,946
3.688%,  7/25/2035, Ser.
2005-15, Class 4A1
d
193,635
Toorak Mortgage Corporation, Ltd.
789,870
2.734%,  3/25/2023, Ser.
2020-1, Class A1
f,g
762,901
Verus Securitization Trust
1,382,948
2.491%,  11/25/2066, Ser.
2021-8, Class A3
d,f
1,149,229
WaMu Mortgage Pass-Through
Certificates
216,278
2.422%,  5/25/2033, Ser.
2003-AR4, Class A7
d
204,177
Washington Mutual Mortgage
Pass-Through Certificates
348,136
6.000%,  3/25/2035, Ser.
2005-1, Class 2A 282,693
Total 44,347,323
Commercial Mortgage-Backed Securities (0.6%)
BANK 2021-BNK36
1,000,000
2.470%,  9/15/2064, Ser.
2021-BN36, Class A5 815,152
BANK 2021-BNK37
1,325,000
2.618%,  11/15/2064, Ser.
2021-BN37, Class A5
d
1,090,836
BANK 2022-BNK39
1,700,000
2.928%,  2/15/2055, Ser.
2022-BNK39, Class A4 1,434,469
BBCMS Mortgage Trust
1,809,414
0.740%,  2/15/2055, Ser.
2022-C14, Class XA
d,j
78,453
5,996,851
1.152%,  9/15/2055, Ser.
2022-C17, Class XA
d,j
484,364
900,000
2.689%,  11/15/2054, Ser.
2021-C12, Class A5 744,990
BFLD Trust
1,250,000
6.018%,  (LIBOR 1M +
1.700%), 10/15/2035, Ser.
2020-EYP, Class B
d,f
1,146,339
Silver Hill Trust
438,182
3.102%,  11/25/2049, Ser.
2019-1, Class A1
d,f
412,645
Total 6,207,248
Communications Services (2.5%)
Allen Media, LLC/Allen Media Co-
Issuer, Inc.
359,000 10.500%,  2/15/2028
f
136,420
Altice Financing SA
180,000 5.750%,  8/15/2029
f
141,581
Altice France SA
130,000 8.125%,  2/1/2027
f
118,414
485,000 5.125%,  7/15/2029
f
363,625
410,000 5.500%,  10/15/2029
f
312,637

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Communications Services (2.5%) - continued
American Tower Corporation
$ 125,000 3.375%,  5/15/2024 $ 121,637
260,000 4.400%,  2/15/2026 253,352
135,000 1.450%,  9/15/2026 117,793
196,000 3.800%,  8/15/2029 177,806
AT&T, Inc.
407,000 4.300%,  2/15/2030 383,230
Cable One, Inc., Convertible
655,000 1.125%,  3/15/2028 486,665
CCO Holdings, LLC
325,000 5.500%,  5/1/2026
f
314,633
620,000 5.125%,  5/1/2027
f
577,883
255,000 5.000%,  2/1/2028
f
231,537
214,000 6.375%,  9/1/2029
f
201,104
16,000 4.750%,  3/1/2030
f
13,799
695,000 4.500%,  8/15/2030
f
574,178
588,000 4.750%,  2/1/2032
f
476,692
360,000 4.250%,  1/15/2034
f
265,696
Cengage Learning, Inc.
311,000 9.500%,  6/15/2024
f,h
296,616
Charter Communications
Operating, LLC
227,000 4.500%,  2/1/2024 224,319
139,000 4.908%,  7/23/2025 136,234
196,000 5.050%,  3/30/2029 184,404
Clear Channel Worldwide
Holdings, Inc.
358,000 5.125%,  8/15/2027
f
310,207
351,000 7.750%,  4/15/2028
f,h
256,233
Comcast Corporation
274,000 5.250%,  11/7/2025 277,590
156,000 2.350%,  1/15/2027 141,741
326,000 3.400%,  4/1/2030 297,260
Consolidated Communications,
Inc.
355,000 5.000%,  10/1/2028
f
261,801
134,000 6.500%,  10/1/2028
f
104,126
Crown Castle International
Corporation
218,000 2.900%,  3/15/2027 198,283
CSC Holdings, LLC
760,000 5.375%,  2/1/2028
f
612,750
460,000 6.500%,  2/1/2029
f
376,050
349,000 4.125%,  12/1/2030
f
246,335
Cumulus Media New Holdings,
Inc.
179,000 6.750%,  7/1/2026
f,h
150,360
Deutsche Telekom International
Finance BV
368,000 8.750%,  6/15/2030 433,967
DIRECTV Holdings, LLC
498,000 5.875%,  8/15/2027
f
445,541
DISH DBS Corporation
153,000 5.875%,  11/15/2024 142,173
184,000 5.250%,  12/1/2026
f
154,990
145,000 7.375%,  7/1/2028 102,587
259,000 5.750%,  12/1/2028
f
206,714
234,000 5.125%,  6/1/2029 150,956
Entercom Media Corporation
548,000 6.500%,  5/1/2027
f
103,103
Frontier Communications
Corporation
178,000 6.750%,  5/1/2029
f
147,252
Principal
Amount Long-Term Fixed Income (62.0%) Value
Communications Services (2.5%) - continued
Frontier Communications
Holdings, LLC
$ 450,000 5.875%,  10/15/2027
f
$ 417,857
109,000 8.750%,  5/15/2030
f
110,826
GCI, LLC
380,000 4.750%,  10/15/2028
f
319,231
Gray Escrow II, Inc.
800,000 5.375%,  11/15/2031
f
576,520
Gray Television, Inc.
370,000 4.750%,  10/15/2030
f
267,645
Hughes Satellite Systems
Corporation
200,000 6.625%,  8/1/2026 186,548
iHeartCommunications, Inc.
385,000 4.750%,  1/15/2028
f
313,521
Iliad Holding SASU
544,000 6.500%,  10/15/2026
f
504,535
Lamar Media Corporation
238,000 3.625%,  1/15/2031 196,761
LCPR Senior Secured Financing
DAC
297,000 6.750%,  10/15/2027
f
277,695
Level 3 Financing, Inc.
660,000 4.625%,  9/15/2027
f
549,450
455,000 4.250%,  7/1/2028
f
358,404
Liberty Interactive, LLC,
Convertible
374,000 1.750%,  9/30/2046
f
362,032
Lumen Technologies, Inc.
300,000 5.125%,  12/15/2026
f,h
260,790
Magallanes, Inc.
148,000 3.638%,  3/15/2025
f
140,742
348,000 4.054%,  3/15/2029
f
301,062
145,000 4.279%,  3/15/2032
f
119,446
Meta Platforms, Inc.
137,000 3.500%,  8/15/2027 127,684
Netflix, Inc.
290,000 4.875%,  4/15/2028 280,020
NTT Finance Corporation
156,000 1.162%,  4/3/2026
f
137,959
Omnicom Group, Inc.
196,000 4.200%,  6/1/2030 182,762
Paramount Global
315,000 6.375%,  3/30/2062
d
257,515
129,000 4.750%,  5/15/2025 126,998
Playtika Holding Corporation
357,000 4.250%,  3/15/2029
f
280,227
Radiate Holdco, LLC
210,000 6.500%,  9/15/2028
f
87,993
Rogers Communications, Inc.
250,000 5.250%,  3/15/2082
d,f,h
220,602
Scripps Escrow II, Inc.
165,000 3.875%,  1/15/2029
f
132,413
205,000 5.375%,  1/15/2031
f,h
164,309
Scripps Escrow, Inc.
250,000 5.875%,  7/15/2027
f
223,125
Sinclair Television Group, Inc.
681,000 5.500%,  3/1/2030
f
476,176
Sirius XM Radio, Inc.
495,000 5.000%,  8/1/2027
f
457,559
275,000 4.000%,  7/15/2028
f
239,333

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Communications Services (2.5%) - continued
Sprint Capital Corporation
$ 667,000 6.875%,  11/15/2028 $ 692,306
795,000 8.750%,  3/15/2032 946,130
Sprint Corporation
763,000 7.625%,  2/15/2025 787,671
Take-Two Interactive Software, Inc.
284,000 3.300%,  3/28/2024 277,359
TEGNA, Inc.
697,000 4.625%,  3/15/2028 661,941
Telesat Canada
205,000 4.875%,  6/1/2027
f
92,069
75,000 6.500%,  10/15/2027
f
21,694
T-Mobile USA, Inc.
151,000 3.500%,  4/15/2025 145,217
60,000 2.875%,  2/15/2031 49,580
United States Cellular Corporation
330,000 6.700%,  12/15/2033 291,126
Uniti Group, Inc., Convertible
101,000 7.500%,  12/1/2027
f
93,173
Uniti Group, LP
570,000 4.750%,  4/15/2028
f
456,000
Univision Communications, Inc.
665,000 6.625%,  6/1/2027
f
641,599
Verizon Communications, Inc.
260,000 2.100%,  3/22/2028 225,648
196,000 3.150%,  3/22/2030 172,841
346,000 2.550%,  3/21/2031 284,536
311,000 2.355%,  3/15/2032 246,530
Vodafone Group plc
300,000 7.000%,  4/4/2079
d
301,629
VTR Finance NV
250,000 6.375%,  7/15/2028
f
95,074
VZ Secured Financing BV
573,000 5.000%,  1/15/2032
f
465,632
Walt Disney Company
130,000 3.800%,  3/22/2030 121,163
YPSO Finance BIS SA
189,000 10.500%,  5/15/2027
f
144,112
Total 27,101,044
Consumer Cyclical (3.5%)
1011778 B.C., ULC
560,000 4.375%,  1/15/2028
f
501,427
Allied Universal Finance
Corporation
260,000 4.625%,  6/1/2028
f
210,793
Allied Universal Holdco, LLC
195,000 6.625%,  7/15/2026
f
178,425
300,000 4.625%,  6/1/2028
f
247,779
379,000 6.000%,  6/1/2029
f
275,063
Allison Transmission, Inc.
80,000 4.750%,  10/1/2027
f
74,187
535,000 3.750%,  1/30/2031
f
440,037
Amazon.com, Inc.
263,000 1.650%,  5/12/2028 225,784
131,000 1.500%,  6/3/2030 105,264
274,000 4.700%,  12/1/2032 271,212
American Axle & Manufacturing,
Inc.
699,000 6.500%,  4/1/2027
h
630,486
Principal
Amount Long-Term Fixed Income (62.0%) Value
Consumer Cyclical (3.5%) - continued
Arko Corporation
$ 255,000 5.125%,  11/15/2029
f
$ 200,226
Ashton Woods USA, LLC
240,000 4.625%,  8/1/2029
f
192,175
200,000 4.625%,  4/1/2030
f
160,522
Best Buy Company, Inc.
131,000 1.950%,  10/1/2030 103,653
Bloomin' Brands, Inc., Convertible
87,000 5.000%,  5/1/2025 157,688
Boyd Gaming Corporation
370,000 4.750%,  6/15/2031
f
321,900
Boyne USA, Inc.
285,000 4.750%,  5/15/2029
f
252,238
Brookfield Residential Properties,
Inc.
400,000 6.250%,  9/15/2027
f
355,240
Burlington Stores, Inc., Convertible
738,000 2.250%,  4/15/2025
h
848,700
Caesars Entertainment, Inc.
655,000 6.250%,  7/1/2025
f
636,447
190,000 8.125%,  7/1/2027
f
186,685
408,000 4.625%,  10/15/2029
f,h
332,034
Carnival Corporation
426,000 10.500%,  2/1/2026
f
428,028
351,000 7.625%,  3/1/2026
f,h
278,201
634,000 5.750%,  3/1/2027
f
452,701
174,000 4.000%,  8/1/2028
f
141,881
Cedar Fair, LP
179,000 5.375%,  4/15/2027 170,945
494,000 5.250%,  7/15/2029
h
443,636
Churchill Downs, Inc.
245,000 4.750%,  1/15/2028
f
219,243
Cinemark USA, Inc.
579,000 5.875%,  3/15/2026
f,h
482,282
Clarios Global, LP
185,000 8.500%,  5/15/2027
f
180,652
Cracker Barrel Old Country Store,
Inc., Convertible
279,000 0.625%,  6/15/2026 238,196
D.R. Horton, Inc.
75,000 2.600%,  10/15/2025 69,827
Daimler Finance North America,
LLC
191,000 1.450%,  3/2/2026
f
170,847
Dana, Inc.
395,000 5.625%,  6/15/2028
h
359,318
Empire Communities Corporation
300,000 7.000%,  12/15/2025
f
271,249
Expedia Group, Inc.
224,000 4.625%,  8/1/2027 214,895
229,000 3.250%,  2/15/2030 194,260
Expedia Group, Inc., Convertible
383,000 Zero Coupon,  2/15/2026 333,566
Ford Motor Company
1,041,000 3.250%,  2/12/2032 780,689
385,000 6.100%,  8/19/2032 355,493
Ford Motor Company, Convertible
1,011,000 Zero Coupon,  3/15/2026 953,879
Ford Motor Credit Company, LLC
418,000 2.300%,  2/10/2025 381,584
920,000 4.134%,  8/4/2025 861,111

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Consumer Cyclical (3.5%) - continued
$ 814,000 2.700%,  8/10/2026 $ 706,878
250,000 2.900%,  2/10/2029 199,690
Forestar Group, Inc.
330,000 3.850%,  5/15/2026
f
289,308
FTI Consulting, Inc., Convertible
500,000 2.000%,  8/15/2023 786,500
General Motors Company
148,000 6.125%,  10/1/2025 150,621
196,000 6.800%,  10/1/2027 203,445
General Motors Financial
Company, Inc.
311,000 3.950%,  4/13/2024 304,872
158,000 1.200%,  10/15/2024 146,271
199,000 2.900%,  2/26/2025 188,484
149,000 2.750%,  6/20/2025 139,479
270,000 5.700%,  9/30/2030
d,i
228,521
Goodyear Tire & Rubber Company
250,000 5.000%,  7/15/2029
h
208,537
185,000 5.250%,  7/15/2031 151,319
Guitar Center Escrow Issuer II, Inc.
122,000 8.500%,  1/15/2026
f
100,267
Hanesbrands, Inc.
352,000 4.875%,  5/15/2026
f
314,537
Hilton Domestic Operating
Company, Inc.
745,000 4.875%,  1/15/2030 675,126
174,000 3.625%,  2/15/2032
f
139,339
Hilton Grand Vacations Borrower
Escrow, LLC
495,000 5.000%,  6/1/2029
f
425,700
Home Depot, Inc.
214,000 3.250%,  4/15/2032 190,154
Hyundai Capital America
105,000 1.800%,  10/15/2025
f
94,439
196,000 3.000%,  2/10/2027
f,h
175,894
134,000 2.100%,  9/15/2028
f
109,979
International Game Technology plc
510,000 5.250%,  1/15/2029
f
475,248
Jacobs Entertainment, Inc.
228,000 6.750%,  2/15/2029
f
205,800
KB Home
360,000 4.800%,  11/15/2029 313,052
Kohl's Corporation
125,000 3.375%,  5/1/2031 87,620
L Brands, Inc.
719,000 6.625%,  10/1/2030
f
674,712
130,000 6.875%,  11/1/2035 115,557
Lennar Corporation
77,000 5.875%,  11/15/2024 77,332
148,000 4.750%,  5/30/2025 147,055
Lowe's Companies, Inc.
198,000 4.000%,  4/15/2025 194,144
330,000 4.500%,  4/15/2030 316,256
Macy's Retail Holdings, LLC
365,000 5.875%,  4/1/2029
f,h
323,172
Magic MergerCo, Inc.
277,000 5.250%,  5/1/2028
f
222,855
Marriott International, Inc.
139,000 5.000%,  10/15/2027 137,156
198,000 4.625%,  6/15/2030 184,757
Principal
Amount Long-Term Fixed Income (62.0%) Value
Consumer Cyclical (3.5%) - continued
Marriott Vacations Worldwide
Corporation,  Convertible
$ 573,000 Zero Coupon,  1/15/2026 $ 558,675
Mattamy Group Corporation
324,000 5.250%,  12/15/2027
f
287,334
McDonald's Corporation
177,000 3.800%,  4/1/2028 169,365
MGM Resorts International
844,000 5.750%,  6/15/2025 820,263
NCL Corporation, Ltd.
435,000 3.625%,  12/15/2024
f,h
371,646
120,000 5.875%,  3/15/2026
f
94,256
173,000 5.875%,  2/15/2027
f
149,870
Nissan Motor Company, Ltd.
218,000 3.043%,  9/15/2023
f
213,590
Nordstrom, Inc.
201,000 4.250%,  8/1/2031 143,735
O'Reilly Automotive, Inc.
196,000 3.900%,  6/1/2029 182,471
PENN Entertainment, Inc.
370,000 4.125%,  7/1/2029
f
292,301
PetSmart, Inc./PetSmart Finance
Corporation
480,000 4.750%,  2/15/2028
f
434,643
439,000 7.750%,  2/15/2029
f
412,306
Prime Security Services Borrower,
LLC/Prime Finance, Inc.
738,000 5.750%,  4/15/2026
f
710,325
328,000 6.250%,  1/15/2028
f,h
298,532
Realogy Group, LLC
460,000 5.750%,  1/15/2029
f
347,939
Royal Caribbean Cruises, Ltd.
180,000 11.500%,  6/1/2025
f
193,050
788,000 4.250%,  7/1/2026
f
636,978
291,000 9.250%,  1/15/2029
f,h
299,032
Scientific Games International, Inc.
520,000 7.250%,  11/15/2029
f
499,200
48,000 6.625%,  3/1/2030
f
40,546
SeaWorld Parks and
Entertainment, Inc.
168,000 5.250%,  8/15/2029
f
146,277
Six Flags Theme Parks, Inc.
121,000 7.000%,  7/1/2025
f
121,824
Staples, Inc.
328,000 7.500%,  4/15/2026
f
282,303
332,000 10.750%,  4/15/2027
f,h
239,073
Station Casinos, LLC
304,000 4.625%,  12/1/2031
f
243,861
Tapestry, Inc.
134,000 3.050%,  3/15/2032 104,293
Target Corporation
131,000 2.350%,  2/15/2030 111,198
Toyota Motor Credit Corporation
196,000 1.900%,  4/6/2028 170,418
164,000 4.450%,  6/29/2029 160,567
Travel + Leisure Company
302,000 6.625%,  7/31/2026
f
295,435
Tripadvisor, Inc.
90,000 7.000%,  7/15/2025
f
88,923
Uber Technologies, Inc.
270,000 6.250%,  1/15/2028
f,h
259,200

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Consumer Cyclical (3.5%) - continued
Vail Resorts, Inc., Convertible
$ 684,000 Zero Coupon,  1/1/2026
h
$ 634,410
VICI Properties, LP/VICI Note
Company, Inc.
395,000 4.625%,  6/15/2025
f
378,706
486,000 5.750%,  2/1/2027
f
473,734
407,000 3.750%,  2/15/2027
f
369,452
Viking Cruises, Ltd.
264,000 5.875%,  9/15/2027
f
215,203
Volkswagen Group of America
Finance, LLC
306,000 4.250%,  11/13/2023
f
303,006
74,000 3.350%,  5/13/2025
f
70,671
Wabash National Corporation
409,000 4.500%,  10/15/2028
f
348,299
Walmart, Inc.
279,000 3.950%,  9/9/2027 275,147
Wyndham Hotels & Resorts, Inc.
195,000 4.375%,  8/15/2028
f
174,954
Yum! Brands, Inc.
526,000 4.750%,  1/15/2030
f
482,605
Total 37,400,140
Consumer Non-Cyclical (3.0%)
1375209 BC, Ltd.
297,000 9.000%,  1/30/2028
f
289,204
Abbott Laboratories
410,000 1.400%,  6/30/2030 325,688
AbbVie, Inc.
690,000 3.600%,  5/14/2025 668,711
Albertson's Companies, Inc.
537,000 4.625%,  1/15/2027
f
498,803
546,000 3.500%,  3/15/2029
f
458,088
Altria Group, Inc.
130,000 4.800%,  2/14/2029 124,739
Anheuser-Busch InBev Worldwide,
Inc.
286,000 4.000%,  4/13/2028 272,205
261,000 4.750%,  1/23/2029 257,631
Aramark Services, Inc.
633,000 5.000%,  2/1/2028
f
590,548
AstraZeneca Finance, LLC
306,000 1.750%,  5/28/2028 262,654
AstraZeneca plc
259,000 0.700%,  4/8/2026 227,693
Avantor Funding, Inc.
364,000 4.625%,  7/15/2028
f
330,745
B&G Foods, Inc.
179,000 5.250%,  9/15/2027 137,273
BAT Capital Corporation
140,000 7.750%,  10/19/2032 150,580
BAT International Finance plc
149,000 1.668%,  3/25/2026 132,022
Bausch Health Companies, Inc.
162,000 5.500%,  11/1/2025
f,h
137,622
355,000 4.875%,  6/1/2028
f
225,795
383,000 11.000%,  9/30/2028
f
298,680
Baxter International, Inc.
134,000 2.539%,  2/1/2032 106,449
Principal
Amount Long-Term Fixed Income (62.0%) Value
Consumer Non-Cyclical (3.0%) - continued
Becton, Dickinson and Company
$ 196,000 2.823%,  5/20/2030 $ 168,219
BioMarin Pharmaceutical, Inc.,
Convertible
742,000 1.250%,  5/15/2027
h
797,324
Bio-Rad Laboratories, Inc.
220,000 3.300%,  3/15/2027 203,316
Bristol-Myers Squibb Company
218,000 2.950%,  3/15/2032 189,654
Bunge, Ltd. Finance Corporation
300,000 2.750%,  5/14/2031 246,217
Cargill, Inc.
289,000 2.125%,  11/10/2031
f
228,144
Central Garden & Pet Company
460,000 4.125%,  10/15/2030
h
377,846
Cheplapharm Arzneimittel GmbH
60,000 5.500%,  1/15/2028
f
50,172
Chobani, LLC/Chobani Finance
Corporation, Inc.
418,000 4.625%,  11/15/2028
f
363,915
Community Health Systems, Inc.
148,000 8.000%,  12/15/2027
f
133,953
260,000 6.000%,  1/15/2029
f
217,485
338,000 6.875%,  4/15/2029
f
173,719
Conagra Brands, Inc.
155,000 4.300%,  5/1/2024 152,866
Constellation Brands, Inc.
261,000 3.150%,  8/1/2029 228,729
Coty, Inc.
311,000 5.000%,  4/15/2026
f
294,913
CVS Health Corporation
102,000 4.300%,  3/25/2028 98,659
Diageo Capital plc
179,000 1.375%,  9/29/2025 164,126
148,000 2.000%,  4/29/2030 121,565
Edgewell Personal Care Company
260,000 5.500%,  6/1/2028
f
243,160
Embecta Corporation
134,000 6.750%,  2/15/2030
f
120,935
Encompass Health Corporation
585,000 4.500%,  2/1/2028 531,414
Energizer Holdings, Inc.
445,000 4.375%,  3/31/2029
f
377,383
Estee Lauder Companies, Inc.
130,000 1.950%,  3/15/2031 105,136
Gilead Sciences, Inc.
196,000 2.950%,  3/1/2027 182,333
HCA, Inc.
722,000 5.375%,  2/1/2025 721,126
268,000 5.875%,  2/1/2029 267,163
HFC Prestige Products, Inc.
496,000 4.750%,  1/15/2029
f
448,880
HLF Financing SARL, LLC
689,000 4.875%,  6/1/2029
f
474,562
Imperial Brands Finance plc
164,000 3.125%,  7/26/2024
f
156,781
Ionis Pharmaceuticals, Inc.,
Convertible
452,000 0.125%,  12/15/2024 410,461
359,000 Zero Coupon,  4/1/2026 331,402

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Consumer Non-Cyclical (3.0%) - continued
Jazz Investments I, Ltd.,
Convertible
$ 746,000 2.000%,  6/15/2026 $ 886,807
Jazz Securities DAC
239,000 4.375%,  1/15/2029
f
212,985
JBS USA LUX SA/JBS USA Food
Company/JBS USA Finance,
Inc.
348,000 2.500%,  1/15/2027
f
304,403
165,000 3.625%,  1/15/2032
f
133,650
Johnson & Johnson
385,000 4.375%,  12/5/2033 378,507
Kraft Heinz Foods Company
350,000 3.875%,  5/15/2027 334,389
Kroger Company
130,000 4.500%,  1/15/2029 125,204
Lamb Weston Holdings, Inc.
259,000 4.125%,  1/31/2030
f
228,749
Mattel, Inc.
930,000 3.375%,  4/1/2026
f
855,046
McKesson Corporation
148,000 0.900%,  12/3/2025 131,417
197,000 1.300%,  8/15/2026 173,248
Mozart Debt Merger Sub, Inc.
362,000 3.875%,  4/1/2029
f
291,757
283,000 5.250%,  10/1/2029
f
224,778
Mylan, Inc.
96,000 4.200%,  11/29/2023 95,014
Newell Brands, Inc.
334,000 4.450%,  4/1/2026 314,226
Organon & Company
569,000 4.125%,  4/30/2028
f
503,793
Owens & Minor, Inc.
288,000 6.625%,  4/1/2030
f
247,507
PepsiCo, Inc.
285,000 3.600%,  2/18/2028 272,866
286,000 1.950%,  10/21/2031 231,106
Performance Food Group, Inc.
343,000 4.250%,  8/1/2029
f
297,251
Perrigo Finance Unlimited
Company
736,000 4.375%,  3/15/2026 682,706
Philip Morris International, Inc.
140,000 5.625%,  11/17/2029 142,027
140,000 5.750%,  11/17/2032 142,720
Pilgrim's Pride Corporation
364,000 3.500%,  3/1/2032
f
284,830
Post Holdings, Inc.
341,000 5.750%,  3/1/2027
f
329,774
212,000 5.625%,  1/15/2028
f
199,565
151,000 5.500%,  12/15/2029
f
136,642
330,000 4.500%,  9/15/2031
f
277,418
Post Holdings, Inc., Convertible
890,000 2.500%,  8/15/2027
f
934,678
Primo Water Holdings, Inc.
441,000 4.375%,  4/30/2029
f
380,844
Procter & Gamble Company
130,000 1.200%,  10/29/2030 102,000
Roche Holdings, Inc.
140,000 1.930%,  12/13/2028
f
119,642
200,000 2.076%,  12/13/2031
f
162,713
Principal
Amount Long-Term Fixed Income (62.0%) Value
Consumer Non-Cyclical (3.0%) - continued
Royalty Pharma plc
$ 296,000 1.200%,  9/2/2025 $ 264,903
Scotts Miracle-Gro Company
264,000 4.500%,  10/15/2029
h
213,840
SEG Holding, LLC
540,000 5.625%,  10/15/2028
f
507,600
Simmons Foods, Inc.
611,000 4.625%,  3/1/2029
f
497,386
Spectrum Brands, Inc.
310,000 5.000%,  10/1/2029
f
268,282
200,000 5.500%,  7/15/2030
f
176,507
Stryker Corporation
264,000 3.650%,  3/7/2028 250,790
Syneos Health, Inc.
410,000 3.625%,  1/15/2029
f
326,501
Sysco Corporation
131,000 5.950%,  4/1/2030 135,579
Takeda Pharmaceutical Company,
Ltd.
291,000 5.000%,  11/26/2028 288,518
Teleflex, Inc.
318,000 4.250%,  6/1/2028
f
290,289
Tenet Healthcare Corporation
140,000 4.625%,  7/15/2024 136,536
289,000 6.250%,  2/1/2027
f
277,587
1,055,000 5.125%,  11/1/2027
f
981,403
374,000 6.125%,  10/1/2028
f
334,850
Teva Pharmaceutical Finance
Netherlands III BV
862,000 3.150%,  10/1/2026 753,819
Thermo Fisher Scientific, Inc.
140,000 4.950%,  11/21/2032 141,974
Topgolf Callaway Brands
Corporation, Convertible
330,000 2.750%,  5/1/2026 429,206
TreeHouse Foods, Inc.
554,000 4.000%,  9/1/2028 470,900
United Natural Foods, Inc.
241,000 6.750%,  10/15/2028
f
231,559
Winnebago Industries, Inc.,
Convertible
383,000 1.500%,  4/1/2025 401,671
Zoetis, Inc.
348,000 3.900%,  8/20/2028 330,560
Total 31,925,210
Energy (2.9%)
Antero Resources Corporation
375,000 5.375%,  3/1/2030
f,h
347,666
Archrock Partners, LP/Archrock
Partners Finance Corporation
530,000 6.250%,  4/1/2028
f
484,956
Blue Racer Midstream, LLC/Blue
Racer Finance Corporation
115,000 7.625%,  12/15/2025
f
114,144
232,000 6.625%,  7/15/2026
f
224,569
BP Capital Markets America, Inc.
423,000 4.234%,  11/6/2028 409,828
BP Capital Markets plc
495,000 4.875%,  3/22/2030
d,i
433,125

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Energy (2.9%) - continued
Buckeye Partners, LP
$ 385,000 3.950%,  12/1/2026 $ 344,460
Callon Petroleum Company
324,000 8.250%,  7/15/2025 322,380
271,000 7.500%,  6/15/2030
f
247,965
Canadian Natural Resources, Ltd.
325,000 2.050%,  7/15/2025 302,359
Cheniere Corpus Christi Holdings,
LLC
268,000 5.875%,  3/31/2025 269,628
Cheniere Energy Partners, LP
132,000 4.500%,  10/1/2029 118,697
285,000 3.250%,  1/31/2032 226,491
Cheniere Energy, Inc.
442,000 4.625%,  10/15/2028 399,509
Chesapeake Energy Corporation
604,000 6.750%,  4/15/2029
f
588,054
CNX Resources Corporation
315,000 6.000%,  1/15/2029
f
289,845
CNX Resources Corporation,
Convertible
468,000 2.250%,  5/1/2026 686,088
Comstock Resources, Inc.
80,000 6.750%,  3/1/2029
f
72,200
310,000 5.875%,  1/15/2030
f
266,507
Continental Resources, Inc.
196,000 4.375%,  1/15/2028 179,587
145,000 5.750%,  1/15/2031
f
134,975
CQP Holdco, LP/BIP-V Chinnok
Holdco, LLC
309,000 5.500%,  6/15/2031
f
269,915
CrownRock Finance, Inc.
403,000 5.625%,  10/15/2025
f
388,895
Devon Energy Corporation
264,000 4.500%,  1/15/2030 245,782
Diamondback Energy, Inc.
65,000 3.125%,  3/24/2031 53,824
DT Midstream, Inc.
375,000 4.125%,  6/15/2029
f
322,166
125,000 4.375%,  6/15/2031
f
104,863
Enbridge, Inc.
525,000 7.375%,  1/15/2083
d
508,774
263,000 7.625%,  1/15/2083
d
259,400
130,000 3.700%,  7/15/2027 121,691
336,000 6.250%,  3/1/2078
d
305,686
Endeavor Energy Resources, LP
395,000 5.750%,  1/30/2028
f
378,220
Enerflex, Ltd.
240,000 9.000%,  10/15/2027
f
239,339
Energy Transfer, LP
108,000 4.200%,  9/15/2023 107,322
371,000 5.875%,  1/15/2024 371,933
290,000 6.500%,  11/15/2026
d,i
249,400
196,000 3.750%,  5/15/2030 172,810
EnLink Midstream Partners, LP
460,000 4.850%,  7/15/2026 432,413
Enterprise Products Operating,
LLC
130,000 4.150%,  10/16/2028 123,097
280,000
7.630%,  (LIBOR 3M +
2.986%), 8/16/2077
d
253,419
Principal
Amount Long-Term Fixed Income (62.0%) Value
Energy (2.9%) - continued
EQM Midstream Partners, LP
$ 300,000 4.750%,  1/15/2031
f
$ 245,250
EQT Corporation
139,000 3.900%,  10/1/2027 128,320
EQT Corporation, Convertible
303,000 1.750%,  5/1/2026 703,566
Equinor ASA
92,000 2.875%,  4/6/2025 88,156
Ferrellgas, LP
282,000 5.375%,  4/1/2026
f
256,520
Halliburton Company
130,000 2.920%,  3/1/2030 111,452
Harvest Midstream, LP
654,000 7.500%,  9/1/2028
f
624,204
Hess Corporation
92,000 3.500%,  7/15/2024 89,321
Hess Midstream Operations, LP
325,000 5.625%,  2/15/2026
f
316,578
202,000 5.500%,  10/15/2030
f
184,801
Hilcorp Energy I, LP/Hilcorp
Finance Company
400,000 5.750%,  2/1/2029
f
356,027
500,000 6.250%,  4/15/2032
f
431,458
Holly Energy Partners, LP/Holly
Energy Finance Corporation
375,000 6.375%,  4/15/2027
f
368,434
Howard Midstream Energy
Partners, LLC
412,000 6.750%,  1/15/2027
f
394,921
ITT Holdings, LLC
435,000 6.500%,  8/1/2029
f
366,331
Laredo Petroleum, Inc.
690,000 7.750%,  7/31/2029
f
621,058
Marathon Oil Corporation
130,000 4.400%,  7/15/2027 124,146
Marathon Petroleum Corporation
366,000 4.700%,  5/1/2025 360,404
MEG Energy Corporation
374,000 7.125%,  2/1/2027
f
381,440
MPLX, LP
375,000 6.875%,  2/15/2023
d,i
369,375
325,000 1.750%,  3/1/2026 289,695
Murphy Oil Corporation
450,000 5.875%,  12/1/2027 433,031
Nabors Industries, Ltd.
470,000 7.250%,  1/15/2026
f
442,928
National Fuel Gas Company
295,000 5.500%,  1/15/2026 293,481
New Fortress Energy, Inc.
180,000 6.750%,  9/15/2025
f
170,244
NuStar Logistics, LP
480,000 5.750%,  10/1/2025 461,440
Oasis Petroleum, Inc.
310,000 6.375%,  6/1/2026
f
301,918
Occidental Petroleum Corporation
125,000 8.500%,  7/15/2027 134,601
211,000 6.375%,  9/1/2028 212,970
260,000 6.450%,  9/15/2036 265,200
ONEOK, Inc.
194,000 2.200%,  9/15/2025 178,239

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Energy (2.9%) - continued
Ovintiv Exploration, Inc.
$ 183,000 5.375%,  1/1/2026 $ 181,173
Permian Resources Operating,
LLC, Convertible
120,000 3.250%,  4/1/2028 202,620
Pioneer Natural Resources
Company
195,000 1.900%,  8/15/2030 152,709
Pioneer Natural Resources
Company, Convertible
248,000 0.250%,  5/15/2025 578,336
Plains All American Pipeline, LP
150,000
8.716%,  (LIBOR 3M +
4.110%), 2/3/2023
d,i
129,000
317,000 4.650%,  10/15/2025 310,192
Precision Drilling Corporation
390,000 6.875%,  1/15/2029
f
363,093
Range Resources Corporation
332,000 4.750%,  2/15/2030
f,h
292,528
Sabine Pass Liquefaction, LLC
196,000 4.200%,  3/15/2028 184,234
Schlumberger Holdings
Corporation
81,000 4.300%,  5/1/2029
f
76,059
SM Energy Company
341,000 6.625%,  1/15/2027
h
328,458
185,000 6.500%,  7/15/2028 177,372
Southwestern Energy Company
234,000 5.375%,  2/1/2029 216,932
315,000 5.375%,  3/15/2030 287,286
192,000 4.750%,  2/1/2032 164,081
Suburban Propane Partners, LP
381,000 5.875%,  3/1/2027 362,027
Sunoco, LP
415,000 5.875%,  3/15/2028 393,022
277,000 4.500%,  4/30/2030 240,450
Tallgrass Energy Partners LP/
Tallgrass Energy Finance
Corporation
640,000 5.500%,  1/15/2028
f
567,578
Targa Resources Partners, LP
359,000 4.875%,  2/1/2031 324,159
Teine Energy, Ltd.
250,000 6.875%,  4/15/2029
f
224,375
TransCanada Trust
600,000 5.875%,  8/15/2076
d
570,353
Transocean Proteus, Ltd.
96,000 6.250%,  12/1/2024
f,h
94,567
Transocean, Inc.
330,000 11.500%,  1/30/2027
f
330,825
USA Compression Partners, LP
387,000 6.875%,  4/1/2026 371,245
Valero Energy Corporation
280,000 2.800%,  12/1/2031 228,206
Venture Global Calcasieu Pass,
LLC
374,000 3.875%,  8/15/2029
f
327,250
220,000 4.125%,  8/15/2031
f
187,439
W&T Offshore, Inc.
158,000 9.750%,  11/1/2023
f
155,202
Principal
Amount Long-Term Fixed Income (62.0%) Value
Energy (2.9%) - continued
Weatherford International, Ltd.
$ 409,000 8.625%,  4/30/2030
f
$ 392,766
Western Midstream Operating, LP
640,000 3.950%,  6/1/2025 605,798
210,000 5.500%,  8/15/2048 174,294
Williams Companies, Inc.
131,000 2.600%,  3/15/2031 106,012
Total 30,377,132
Financials (7.9%)
Acrisure, LLC/Acrisure Finance,
Inc.
240,000 7.000%,  11/15/2025
f
220,515
AerCap Holdings NV
300,000 5.875%,  10/10/2079
d
273,135
AerCap Ireland Capital DAC/
AerCap Global Aviation Trust
121,000 3.150%,  2/15/2024 116,966
200,000 6.500%,  7/15/2025 202,656
362,000 3.000%,  10/29/2028 303,275
Air Lease Corporation
152,000 2.300%,  2/1/2025 141,516
525,000 4.650%,  6/15/2026
d,i
438,753
162,000 3.125%,  12/1/2030 134,249
Aircastle, Ltd.
274,000 5.250%,  6/15/2026
d,f,i
210,980
163,000 2.850%,  1/26/2028
f
133,311
Alliant Holdings Intermediate, LLC
207,000 6.750%,  10/15/2027
f
186,064
Ally Financial, Inc.
578,000 5.750%,  11/20/2025 559,936
600,000 4.700%,  5/15/2026
d,i
401,250
130,000 8.000%,  11/1/2031 134,205
American Express Company
214,000 3.950%,  8/1/2025 209,643
255,000 3.550%,  9/15/2026
d,i
209,482
217,000 2.550%,  3/4/2027 197,406
69,000 5.850%,  11/5/2027 71,831
American Homes 4 Rent, LP
157,000 2.375%,  7/15/2031 121,099
AmWINS Group, Inc.
250,000 4.875%,  6/30/2029
f
212,037
Aon Corporation/Aon Global
Holdings plc
133,000 2.600%,  12/2/2031 108,556
Ares Capital Corporation
76,000 4.250%,  3/1/2025 72,034
340,000 2.150%,  7/15/2026 287,868
Ares Capital Corporation,
Convertible
197,000 4.625%,  3/1/2024 208,943
Australia and New Zealand
Banking Group, Ltd.
288,000 2.950%,  7/22/2030
d,f
260,363
Aviation Capital Group, LLC
227,000 5.500%,  12/15/2024
f
222,967
131,000 4.875%,  10/1/2025
f
123,444
Avolon Holdings Funding, Ltd.
301,000 4.250%,  4/15/2026
f
272,872

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Financials (7.9%) - continued
BAC Capital Trust XIV
$ 332,000
5.169%,  (LIBOR 3M +
0.400%), 1/19/2023
d,i
$ 254,086
Banco Santander Mexico SA
89,000 5.375%,  4/17/2025
f
88,065
Banco Santander SA
220,000 4.750%,  11/12/2026
d,i
178,142
200,000 5.294%,  8/18/2027 195,271
200,000 4.175%,  3/24/2028
d
185,503
Bank of America Corporation
445,000 3.550%,  3/5/2024
d
443,325
325,000 4.200%,  8/26/2024 319,972
1,100,000 6.250%,  9/5/2024
d,i
1,056,397
160,000 3.458%,  3/15/2025
d
155,753
320,000 6.100%,  3/17/2025
d,i
308,800
373,000 1.319%,  6/19/2026
d
335,885
298,000 1.197%,  10/24/2026
d
264,931
380,000 4.375%,  1/27/2027
d,i
321,834
325,000 6.125%,  4/27/2027
d,i
318,906
196,000 1.734%,  7/22/2027
d
171,719
278,000 4.376%,  4/27/2028
d
265,858
392,000 3.593%,  7/21/2028
d
360,871
214,000 4.948%,  7/22/2028
d
209,005
523,000 3.974%,  2/7/2030
d
475,004
261,000 2.687%,  4/22/2032
d
208,900
204,000 2.572%,  10/20/2032
d
159,773
290,000 2.972%,  2/4/2033
d
233,629
141,000 3.846%,  3/8/2037
d
116,757
Bank of Montreal
209,000 4.700%,  9/14/2027
h
206,800
140,000 3.088%,  1/10/2037
d
105,855
Bank of New York Mellon
Corporation
160,000 4.700%,  9/20/2025
d,i
153,621
214,000 4.596%,  7/26/2030
d
206,575
Bank of Nova Scotia
208,000 5.250%,  12/6/2024 208,384
480,000 4.900%,  6/4/2025
d,i
460,200
132,000 1.050%,  3/2/2026 116,717
Barclays plc
377,000 4.338%,  5/16/2024
d
374,375
149,000 4.375%,  9/11/2024 145,544
179,000 2.852%,  5/7/2026
d
166,331
200,000 4.375%,  3/15/2028
d,i
152,500
200,000 5.501%,  8/9/2028
d
193,707
193,000 4.972%,  5/16/2029
d
181,252
Berkshire Hathaway Finance
Corporation
421,000 2.875%,  3/15/2032 364,707
Blackstone Mortgage Trust, Inc.,
Convertible
219,000 5.500%,  3/15/2027 187,108
Blackstone Private Credit Fund
209,000 4.000%,  1/15/2029 172,430
BNP Paribas SA
188,000 2.819%,  11/19/2025
d,f
178,088
350,000 7.750%,  8/16/2029
d,f,i
345,625
200,000 3.132%,  1/20/2033
d,f
157,913
Boston Properties, LP
131,000 2.550%,  4/1/2032 99,593
BPCE SA
152,000 2.375%,  1/14/2025
f
141,767
Principal
Amount Long-Term Fixed Income (62.0%) Value
Financials (7.9%) - continued
Brixmor Operating Partnership, LP
$ 262,000 2.250%,  4/1/2028 $ 216,214
Brookfield Property REIT, Inc.
122,000 5.750%,  5/15/2026
f
111,443
Canadian Imperial Bank of
Commerce
214,000 3.945%,  8/4/2025
h
209,009
146,000 3.600%,  4/7/2032 128,664
Capital One Bank USA NA
228,000 2.280%,  1/28/2026
d
212,940
Capital One Financial Corporation
140,000 3.950%,  9/1/2026
d,i
109,953
217,000 3.273%,  3/1/2030
d
185,528
Centene Corporation
435,000 4.250%,  12/15/2027 407,970
210,000 4.625%,  12/15/2029 191,906
1,094,000 3.000%,  10/15/2030 896,806
Charles Schwab Corporation
537,000 5.375%,  6/1/2025
d,i
525,186
600,000 4.000%,  6/1/2026
d,i
520,500
125,000 5.000%,  6/1/2027
d,i
114,125
196,000 2.000%,  3/20/2028 172,270
141,000 2.900%,  3/3/2032 119,821
Citigroup, Inc.
640,000 5.950%,  4/30/2023
d,i
633,760
374,000 5.000%,  9/12/2024
d,i
332,865
180,000 3.352%,  4/24/2025
d
174,542
107,000 5.950%,  5/15/2025
d,i
96,375
365,000 5.500%,  9/13/2025 367,234
218,000 1.281%,  11/3/2025
d
200,873
315,000 4.000%,  12/10/2025
d,i
274,403
785,000 3.875%,  2/18/2026
d,i
669,212
250,000 4.150%,  11/15/2026
d,i
204,107
451,000 1.122%,  1/28/2027
d
393,040
263,000 1.462%,  6/9/2027
d
228,128
286,000 3.070%,  2/24/2028
d
257,837
522,000 4.075%,  4/23/2029
d
480,326
215,000 4.910%,  5/24/2033
d
201,333
Citizens Financial Group, Inc.
275,000 4.000%,  10/6/2026
d,i
220,759
CNA Financial Corporation
190,000 3.950%,  5/15/2024 186,657
Coinbase Global, Inc.
120,000 3.625%,  10/1/2031
f
57,793
Coinbase Global, Inc., Convertible
716,000 0.500%,  6/1/2026 404,424
Comerica, Inc.
160,000 5.625%,  7/1/2025
d,i
154,384
Commerzbank AG
270,000 8.125%,  9/19/2023
f
272,103
Commonwealth Bank of Australia
156,000 2.688%,  3/11/2031
f
120,195
Cooperatieve Rabobank UA
149,000 1.339%,  6/24/2026
d,f
133,970
Corebridge Financial, Inc.
196,000 6.875%,  12/15/2052
d,f
181,111
214,000 3.850%,  4/5/2029
f
194,913
Corporate Office Properties, LP
265,000 2.250%,  3/15/2026 232,331
Credit Acceptance Corporation
550,000 5.125%,  12/31/2024
*
516,879

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Financials (7.9%) - continued
Credit Agricole SA
$ 270,000 8.125%,  12/23/2025
d,f,i
$ 273,348
200,000 4.750%,  3/23/2029
d,f,i
160,284
131,000 3.250%,  1/14/2030
f
107,067
Credit Suisse Group AG
213,000 6.500%,  8/8/2023
f
205,971
150,000 7.500%,  12/11/2023
d,f,i
130,500
157,000 2.593%,  9/11/2025
d,f
138,797
130,000 7.250%,  9/12/2025
d,f,i
93,452
255,000 2.193%,  6/5/2026
d,f
217,793
200,000 9.750%,  6/23/2027
d,f,i
174,213
287,000 3.869%,  1/12/2029
d,f
230,044
Dai-ichi Life Insurance Company,
Ltd.
638,000 5.100%,  10/28/2024
d,f,i
621,942
Deutsche Bank AG
444,000 2.129%,  11/24/2026
d
391,700
250,000 2.311%,  11/16/2027
d
211,971
120,000 4.296%,  5/24/2028
d
112,893
214,000 3.742%,  1/7/2033
d
151,978
Discover Bank
260,000 4.682%,  8/9/2028
d
249,543
Discover Financial Services
71,000 6.700%,  11/29/2032 72,170
Drawbridge Special Opportunities
Fund, LP
540,000 3.875%,  2/15/2026
f
486,703
Elevance Health, Inc.
198,000 5.350%,  10/15/2025 200,192
411,000 2.550%,  3/15/2031 345,292
EPR Properties
202,000 3.600%,  11/15/2031 146,349
Fifth Third Bancorp
320,000 4.500%,  9/30/2025
d,i
297,286
144,000 4.772%,  7/28/2030
d
137,336
Fifth Third Bank NA
129,000 3.850%,  3/15/2026 122,964
First Horizon Bank
198,000 5.750%,  5/1/2030 191,942
First-Citizens Bank & Trust
Company
297,000 6.125%,  3/9/2028
h
301,833
FNB Corporation
305,000 2.200%,  2/24/2023 303,465
Fortress Transportation and
Infrastructure Investors, LLC
369,000 6.500%,  10/1/2025
f
346,935
142,000 9.750%,  8/1/2027
f
142,355
FS KKR Capital Corporation
132,000 3.400%,  1/15/2026 117,051
132,000 2.625%,  1/15/2027 110,198
Genworth Mortgage Holdings, Inc.
219,000 6.500%,  8/15/2025
f
214,918
Global Net Lease, Inc.
590,000 3.750%,  12/15/2027
f
487,881
goeasy, Ltd.
120,000 5.375%,  12/1/2024
f
115,116
Goldman Sachs Group, Inc.
825,000 5.500%,  8/10/2024
d,h,i
799,816
199,000 5.700%,  11/1/2024 201,368
200,000 4.400%,  2/10/2025
d,h,i
167,105
Principal
Amount Long-Term Fixed Income (62.0%) Value
Financials (7.9%) - continued
$ 148,000 3.500%,  4/1/2025 $ 142,323
223,000 4.250%,  10/21/2025 217,636
222,000 0.855%,  2/12/2026
d
200,737
195,000 3.650%,  8/10/2026
d,i
157,463
255,000 4.125%,  11/10/2026
d,i
212,263
456,000 1.948%,  10/21/2027
d
398,720
140,000 2.640%,  2/24/2028
d
124,654
155,000 3.615%,  3/15/2028
d
144,377
278,000 4.482%,  8/23/2028
d
266,439
261,000 3.814%,  4/23/2029
d
238,404
131,000 3.800%,  3/15/2030 117,766
131,000 2.615%,  4/22/2032
d
104,471
132,000 2.383%,  7/21/2032
d
102,420
Hartford Financial Services Group,
Inc.
130,000 2.800%,  8/19/2029 111,291
125,000
6.731%,  (LIBOR 3M +
2.125%), 2/12/2047
d,f
104,641
HAT Holdings I, LLC/HAT Holdings
II, LLC, Convertible
208,000 Zero Coupon,  5/1/2025
f
190,445
HSBC Holdings plc
143,000 3.803%,  3/11/2025
d
139,014
150,000 6.375%,  3/30/2025
d,i
145,362
187,000 2.633%,  11/7/2025
d
175,618
178,000 1.589%,  5/24/2027
d
153,474
350,000 2.251%,  11/22/2027
d
303,116
365,000 4.583%,  6/19/2029
d
336,029
470,000 4.600%,  12/17/2030
d,i
365,652
159,000 2.804%,  5/24/2032
d
123,015
HUB International, Ltd.
156,000 7.000%,  5/1/2026
f
152,722
262,000 5.625%,  12/1/2029
f
228,826
Huntington Bancshares, Inc.
480,000 4.450%,  10/15/2027
d,i
429,387
Icahn Enterprises, LP
439,000 4.750%,  9/15/2024 420,892
365,000 6.375%,  12/15/2025 353,977
300,000 6.250%,  5/15/2026 288,269
245,000 5.250%,  5/15/2027 224,322
ING Groep NV
258,000 1.726%,  4/1/2027
d
227,680
Intercontinental Exchange, Inc.
215,000 4.350%,  6/15/2029 207,890
Intesa Sanpaolo SPA
120,000 5.017%,  6/26/2024
f
115,357
Invitation Homes Operating
Partnership, LP
227,000 2.000%,  8/15/2031 167,752
iStar, Inc.
465,000 4.250%,  8/1/2025 455,665
J.P. Morgan Chase & Company
330,000 5.150%,  5/1/2023
d,i
322,163
320,000 6.000%,  8/1/2023
d,h,i
312,992
122,000 1.514%,  6/1/2024
d
120,011
979,000 5.000%,  8/1/2024
d,i
895,717
378,000 4.023%,  12/5/2024
d
372,361
210,000 4.600%,  2/1/2025
d,i
185,063
310,000 1.561%,  12/10/2025
d
287,006
149,000 2.083%,  4/22/2026
d
138,316
295,000 3.650%,  6/1/2026
d,i
252,594
371,000 1.045%,  11/19/2026
d
327,235
261,000 1.578%,  4/22/2027
d
229,331

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Financials (7.9%) - continued
$ 289,000 2.947%,  2/24/2028
d
$ 261,429
392,000 4.005%,  4/23/2029
d
362,653
133,000 2.069%,  6/1/2029
d
111,080
523,000 4.493%,  3/24/2031
d
488,459
140,000 2.963%,  1/25/2033
d
113,946
145,000 4.912%,  7/25/2033
d
138,058
140,000 5.717%,  9/14/2033
d
136,647
Jefferies Finance, LLC
303,000 5.000%,  8/15/2028
f
247,166
KeyBank NA
196,000 3.900%,  4/13/2029 176,622
Kilroy Realty, LP
265,000 4.375%,  10/1/2025 256,882
KKR Real Estate Finance Trust,
Inc., Convertible
139,000 6.125%,  5/15/2023 136,417
Life Storage, LP
135,000 2.400%,  10/15/2031 103,855
Lincoln National Corporation
300,000
7.007%,  (LIBOR 3M +
2.358%), 2/17/2023
d
231,000
261,000 9.250%,  12/1/2027
d,i
277,313
130,000 3.800%,  3/1/2028 119,943
Lloyds Banking Group plc
300,000 3.900%,  3/12/2024 294,455
120,000 7.500%,  6/27/2024
d,i
116,304
248,000 4.716%,  8/11/2026
d
242,652
260,000 1.627%,  5/11/2027
d
225,042
342,000 3.369%,  12/14/2046
d
221,775
LPL Holdings, Inc.
310,000 4.000%,  3/15/2029
f
269,731
M&T Bank Corporation
240,000 3.500%,  9/1/2026
d,i
186,002
Macquarie Group, Ltd.
264,000 1.629%,  9/23/2027
d,f
224,873
Marsh & McLennan Companies,
Inc.
135,000 2.375%,  12/15/2031 109,019
MetLife, Inc.
320,000 3.850%,  9/15/2025
d,i
297,200
640,000 5.875%,  3/15/2028
d,i
608,555
261,000 6.400%,  12/15/2036 252,413
Mid-America Apartments, LP
261,000 4.200%,  6/15/2028 247,459
Mitsubishi UFJ Financial Group,
Inc.
179,000 1.412%,  7/17/2025 162,548
200,000 5.063%,  9/12/2025
d
198,574
260,000 1.538%,  7/20/2027
d
225,404
196,000 3.741%,  3/7/2029 180,620
Mizuho Financial Group, Inc.
200,000 1.554%,  7/9/2027
d
174,229
278,000 2.564%,  9/13/2031 211,839
Molina Healthcare, Inc.
312,000 4.375%,  6/15/2028
f
284,728
Morgan Stanley
149,000
0.560%,  (SOFRRATE +
0.466%), 11/10/2023
d
148,563
160,000 2.720%,  7/22/2025
d
152,963
268,000 1.164%,  10/21/2025
d
246,697
104,000 5.000%,  11/24/2025 103,687
250,000 2.630%,  2/18/2026
d
234,747
Principal
Amount Long-Term Fixed Income (62.0%) Value
Financials (7.9%) - continued
$ 302,000 2.188%,  4/28/2026
d
$ 280,638
214,000 6.138%,  10/16/2026
d
218,566
148,000 0.985%,  12/10/2026
d
129,680
260,000 1.593%,  5/4/2027
d
228,081
262,000 1.512%,  7/20/2027
d
227,360
392,000 3.622%,  4/1/2031
d
342,217
140,000 2.943%,  1/21/2033
d
113,257
144,000 4.889%,  7/20/2033
d
135,291
283,000 2.484%,  9/16/2036
d
205,212
MPT Operating Partnership, LP
320,000 5.250%,  8/1/2026
h
291,440
104,000 4.625%,  8/1/2029 79,309
National Retail Properties, Inc.
131,000 2.500%,  4/15/2030 106,184
Nationstar Mortgage Holdings,
Inc.
289,000 6.000%,  1/15/2027
f
258,655
NatWest Group plc
182,000 4.269%,  3/22/2025
d
177,974
131,000 4.892%,  5/18/2029
d
123,947
197,000 3.754%,  11/1/2029
d
182,717
250,000 4.600%,  6/28/2031
d,i
178,982
Navient Corporation
330,000 5.500%,  1/25/2023 329,436
125,000 5.000%,  3/15/2027 109,427
Necessity Retail REIT, Inc.
514,000 4.500%,  9/30/2028
f
377,790
Nippon Life Insurance Company
110,000 2.900%,  9/16/2051
d,f
87,981
640,000 5.100%,  10/16/2044
d,f
625,321
480,000 3.400%,  1/23/2050
d,f
407,126
Nomura Holdings, Inc.
200,000 2.172%,  7/14/2028 165,136
Nordea Bank Abp
200,000 5.375%,  9/22/2027
f
200,923
Northern Trust Corporation
212,000 4.000%,  5/10/2027 207,074
Office Properties Income Trust
119,000 4.250%,  5/15/2024 112,703
Omega Healthcare Investors, Inc.
127,000 4.750%,  1/15/2028 117,022
130,000 3.375%,  2/1/2031 100,208
OneMain Finance Corporation
986,000 6.875%,  3/15/2025 947,226
298,000 7.125%,  3/15/2026 283,362
Owl Rock Capital Corporation
132,000 4.250%,  1/15/2026 121,178
Owl Rock Core Income
Corporation
214,000 4.700%,  2/8/2027 192,966
Owl Rock Technology Finance
Corporation
68,000 4.750%,  12/15/2025
f
61,573
196,000 3.750%,  6/17/2026
f
171,412
Park Intermediate Holdings, LLC
300,000 4.875%,  5/15/2029
f
253,950
Pebblebrook Hotel Trust,
Convertible
696,000 1.750%,  12/15/2026 572,460
PennyMac Financial Services, Inc.
220,000 4.250%,  2/15/2029
f
171,580

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Financials (7.9%) - continued
Pine Street Trust I
$ 130,000 4.572%,  2/15/2029
f
$ 120,219
PNC Bank NA
130,000 2.700%,  10/22/2029 109,694
PNC Financial Services Group,
Inc.
270,000 5.671%,  10/28/2025
d
272,872
250,000 3.400%,  9/15/2026
d,i
198,125
261,000 6.200%,  9/15/2027
d,i
255,062
PRA Group, Inc.
215,000 7.375%,  9/1/2025
f
208,873
Principal Life Global Funding II
197,000 1.250%,  8/16/2026
f
170,808
Prologis, LP
229,000 3.375%,  12/15/2027 214,098
Provident Financing Trust I
155,000 7.405%,  3/15/2038 161,200
Prudential Financial, Inc.
142,000 5.125%,  3/1/2052
d
129,220
332,000 5.625%,  6/15/2043
d
326,190
786,000 5.200%,  3/15/2044
d
747,211
160,000 3.700%,  10/1/2050
d
135,022
QBE Insurance Group, Ltd.
320,000 5.875%,  5/12/2025
d,f,i
301,657
Radian Group, Inc.
330,000 4.875%,  3/15/2027 302,361
Realty Income Corporation
132,000 4.875%,  6/1/2026 131,271
196,000 3.950%,  8/15/2027 186,857
170,000 5.625%,  10/13/2032 172,657
Regions Financial Corporation
320,000 5.750%,  6/15/2025
d,h,i
311,914
Reinsurance Group of America,
Inc.
212,000 4.700%,  9/15/2023 210,987
RLJ Lodging Trust, LP
150,000 3.750%,  7/1/2026
f
133,588
Rocket Mortgage Co-Issuer, Inc.
310,000 3.625%,  3/1/2029
f
245,656
Royal Bank of Canada
205,000 0.750%,  10/7/2024 190,609
283,000 4.240%,  8/3/2027 275,662
Santander Holdings USA, Inc.
144,000 2.490%,  1/6/2028
d
123,549
Santander UK Group Holdings plc
262,000 1.673%,  6/14/2027
d
222,777
196,000 3.823%,  11/3/2028
d
175,149
Service Properties Trust
181,000 4.650%,  3/15/2024 172,877
97,000 4.350%,  10/1/2024 88,180
357,000 7.500%,  9/15/2025 340,194
260,000 5.500%,  12/15/2027 223,902
Simon Property Group, LP
264,000 2.650%,  7/15/2030 219,565
SLM Corporation
150,000 4.200%,  10/29/2025 137,243
Societe Generale SA
188,000 2.625%,  10/16/2024
f
177,890
177,000 1.488%,  12/14/2026
d,f
153,842
Spirit Realty, LP
299,000 2.100%,  3/15/2028 243,787
Principal
Amount Long-Term Fixed Income (62.0%) Value
Financials (7.9%) - continued
Standard Chartered plc
$ 177,000 0.991%,  1/12/2025
d,f
$ 167,026
230,000 6.000%,  7/26/2025
d,f,i
221,248
206,000 2.608%,  1/12/2028
d,f
178,673
Starwood Property Trust, Inc.,
Convertible
122,000 4.375%,  4/1/2023 118,264
State Street Corporation
96,000 2.354%,  11/1/2025
d
91,561
144,000 4.421%,  5/13/2033
d
136,259
Sumitomo Life Insurance Company
600,000 3.375%,  4/15/2081
d,f
500,543
Sumitomo Mitsui Financial Group,
Inc.
188,000 2.448%,  9/27/2024 178,704
206,000 2.174%,  1/14/2027 182,607
196,000 3.544%,  1/17/2028 180,409
196,000 2.142%,  9/23/2030 150,797
Sumitomo Mitsui Trust Bank, Ltd.
149,000 1.050%,  9/12/2025
f
132,945
Summit Hotel Properties, Inc.,
Convertible
309,000 1.500%,  2/15/2026 263,886
SVB Financial Group
420,000 4.000%,  5/15/2026
d,i
277,208
291,000 4.250%,  11/15/2026
d,i
190,910
Synchrony Financial
160,000 4.250%,  8/15/2024 156,326
Toronto-Dominion Bank
280,000 8.125%,  10/31/2082
d
291,200
144,000 4.456%,  6/8/2032 137,256
Truist Bank
134,000 2.250%,  3/11/2030 108,655
Truist Financial Corporation
370,000 4.950%,  9/1/2025
d,i
353,757
132,000 1.887%,  6/7/2029
d
110,488
70,000 5.100%,  3/1/2030
d,i
64,750
U.S. Bancorp
204,000 5.727%,  10/21/2026
d
207,776
85,000 3.700%,  1/15/2027
d,i
69,488
214,000 4.548%,  7/22/2028
d
208,995
UBS AG
235,000 5.125%,  5/15/2024 231,754
UBS Group AG
156,000 1.364%,  1/30/2027
d,f
136,617
400,000 4.875%,  2/12/2027
d,f,i
339,000
UDR, Inc.
295,000 3.000%,  8/15/2031 245,988
United Wholesale Mortgage, LLC
95,000 5.500%,  11/15/2025
f
85,559
231,000 5.500%,  4/15/2029
f
183,756
UnitedHealth Group, Inc.
278,000 5.250%,  2/15/2028 284,180
276,000 4.200%,  5/15/2032 261,997
USB Realty Corporation
664,000
5.226%,  (LIBOR 3M +
1.147%), 1/15/2027
d,f,i
507,130
USI, Inc./NY
120,000 6.875%,  5/1/2025
f
115,601
Ventas Realty, LP
163,000 3.750%,  5/1/2024 159,325

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Financials (7.9%) - continued
Wells Fargo & Company
$ 130,000 1.654%,  6/2/2024
d
$ 127,900
311,000 2.406%,  10/30/2025
d
294,105
490,000 3.900%,  3/15/2026
d,i
428,880
226,000 2.188%,  4/30/2026
d
210,329
307,000
4.579%,  (LIBOR 3M +
0.500%), 1/15/2027
d
284,884
145,000 3.526%,  3/24/2028
d
134,270
309,000 3.584%,  5/22/2028
d
286,905
214,000 4.808%,  7/25/2028
d
209,013
308,000 4.478%,  4/4/2031
d
288,721
Welltower, Inc.
132,000 2.050%,  1/15/2029 107,209
196,000 2.800%,  6/1/2031 155,831
Westpac Banking Corporation
139,000 5.350%,  10/18/2024 140,215
196,000 4.110%,  7/24/2034
d
168,044
Willis North America, Inc.
261,000 4.500%,  9/15/2028 245,935
XHR, LP
150,000 6.375%,  8/15/2025
f
144,219
243,000 4.875%,  6/1/2029
f
199,048
Total 84,489,179
Foreign Government (<0.1%)
NBN Company, Ltd.
235,000 2.625%,  5/5/2031
f
186,431
Total 186,431
Mortgage-Backed Securities (21.3%)
Federal Home Loan Mortgage
Corporation Conventional 30-Yr.
Pass Through
8,949,109 2.500%,  5/1/2051 7,599,806
6,282,906 3.500%,  5/1/2052 5,714,418
4,906,171 4.000%,  5/1/2052 4,633,921
14,634,935 3.500%,  6/1/2052 13,308,672
Federal Home Loan Mortgage
Corporation Gold 15-Yr. Pass
Through
5,963,325 2.500%,  7/1/2030 5,591,366
Federal National Mortgage
Association Conventional 15-Yr.
Pass Through
450,000 5.000%,  1/1/2038
c
451,965
Federal National Mortgage
Association Conventional 20-Yr.
Pass Through
5,455,699 3.500%,  5/1/2040 5,093,680
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
11,837,446 3.000%,  1/1/2052 10,407,612
5,085,219 2.500%,  2/1/2051 4,348,024
6,495,898 2.500%,  2/1/2051 5,518,263
12,103,860 2.000%,  3/1/2051 9,884,916
12,206,777 3.000%,  3/1/2052 10,741,643
9,507,381 2.000%,  4/1/2051 7,761,232
10,757,480 2.500%,  4/1/2051 9,139,434
6,986,370 3.000%,  4/1/2051 6,160,184
7,383,430 3.000%,  5/1/2050 6,536,030
4,589,919 3.000%,  5/1/2051 4,084,173
Principal
Amount Long-Term Fixed Income (62.0%) Value
Mortgage-Backed Securities (21.3%) -
continued
$ 4,773,542 3.000%,  6/1/2050 $ 4,278,650
10,175,686 2.500%,  7/1/2051 8,642,973
4,470,120 3.500%,  7/1/2051 4,110,918
1,935,509 2.500%,  8/1/2050 1,668,950
8,643,611 3.500%,  8/1/2050 7,974,085
17,283,065 2.000%,  8/1/2051 14,104,109
5,832,325 3.500%,  9/1/2052 5,324,739
8,260,542 4.000%,  10/1/2052 7,780,910
18,650,000 4.500%,  12/1/2052
c,k
18,090,128
13,000,000 5.500%,  1/1/2041
c
13,032,066
3,350,000 3.500%,  1/1/2049
c
3,042,814
14,950,000 5.000%,  1/1/2049
c
14,729,060
Federal National Mortgage
Association Conventional 40-Yr.
Pass Through
4,044,973 3.500%,  7/1/2061 3,710,825
4,304,267 4.000%,  12/1/2061 4,080,084
Total 227,545,650
Technology (2.0%)
Advanced Micro Devices, Inc.
145,000 3.924%,  6/1/2032 134,724
Akamai Technologies, Inc.,
Convertible
217,000 0.125%,  5/1/2025 227,850
716,000 0.375%,  9/1/2027 689,508
Analog Devices, Inc.
68,000 2.100%,  10/1/2031 54,908
Apple, Inc.
392,000 2.200%,  9/11/2029 338,906
285,000 1.650%,  2/8/2031 229,399
211,000 3.350%,  8/8/2032 191,541
Black Knight InfoServ, LLC
458,000 3.625%,  9/1/2028
f
396,399
Block, Inc., Convertible
362,000 0.500%,  5/15/2023
h
375,213
173,000 0.250%,  11/1/2027 130,399
Broadcom Corporation/Broadcom
Cayman Finance, Ltd.
196,000 3.875%,  1/15/2027 185,394
Broadcom, Inc.
146,000 4.000%,  4/15/2029
f
132,633
CommScope Technologies
Finance, LLC
531,000 6.000%,  6/15/2025
f
483,210
CommScope, Inc.
270,000 7.125%,  7/1/2028
f,h
193,015
Dell International, LLC
75,000 5.450%,  6/15/2023 75,047
215,000 6.020%,  6/15/2026 219,334
100,000 5.300%,  10/1/2029 97,800
Fiserv, Inc.
207,000 2.750%,  7/1/2024 199,967
309,000 4.200%,  10/1/2028 292,298
Gartner, Inc.
245,000 3.625%,  6/15/2029
f
215,286
415,000 3.750%,  10/1/2030
f
357,716
Global Payments, Inc.
82,000 2.650%,  2/15/2025 77,149
208,000 4.950%,  8/15/2027 201,761
131,000 3.200%,  8/15/2029 111,357

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Technology (2.0%) - continued
InterDigital, Inc., Convertible
$ 351,000 3.500%,  6/1/2027
f
$ 331,695
Iron Mountain, Inc.
1,075,000 4.875%,  9/15/2027
f
988,570
150,000 4.875%,  9/15/2029
f
130,830
380,000 4.500%,  2/15/2031
f
312,337
Jabil, Inc.
139,000 4.250%,  5/15/2027 131,435
Lumentum Holdings, Inc.,
Convertible
529,000 0.250%,  3/15/2024
h
556,244
179,000 0.500%,  6/15/2028
f
135,485
MACOM Technology Solutions
Holdings, Inc., Convertible
618,000 0.250%,  3/15/2026 611,511
Marvell Technology, Inc.
132,000 2.950%,  4/15/2031 106,173
Mastercard, Inc.
146,000 2.000%,  11/18/2031 117,211
Microchip Technology, Inc.,
Convertible
221,000 0.125%,  11/15/2024
h
237,023
205,000 1.625%,  2/15/2027 406,925
Minerva Merger Sub, Inc.
400,000 6.500%,  2/15/2030
f
294,773
Moody's Corporation
140,000 4.250%,  8/8/2032 130,826
MSCI, Inc.
360,000 4.000%,  11/15/2029
f
313,573
NCR Corporation
879,000 6.125%,  9/1/2029
f
821,913
NVIDIA Corporation
65,000 2.850%,  4/1/2030 56,700
NXP BV/NXP Funding, LLC
122,000 4.875%,  3/1/2024 121,066
NXP BV/NXP Funding, LLC/NXP
USA, Inc.
72,000 2.700%,  5/1/2025 67,769
131,000 4.300%,  6/18/2029 122,131
ON Semiconductor Corporation,
Convertible
560,000 Zero Coupon,  5/1/2027 742,000
Open Text Corporation
420,000 4.125%,  2/15/2030
f
336,909
Oracle Corporation
326,000 2.500%,  4/1/2025 307,378
140,000 6.150%,  11/9/2029 145,315
327,000 2.950%,  4/1/2030 278,801
219,000 6.250%,  11/9/2032 229,210
PayPal Holdings, Inc.
138,000 3.900%,  6/1/2027 132,790
129,000 2.850%,  10/1/2029 112,365
Progress Software Corporation,
Convertible
279,000 1.000%,  4/15/2026 285,138
PTC, Inc.
210,000 3.625%,  2/15/2025
f
200,010
215,000 4.000%,  2/15/2028
f
193,507
Qorvo, Inc.
123,000 3.375%,  4/1/2031
f
98,823
Principal
Amount Long-Term Fixed Income (62.0%) Value
Technology (2.0%) - continued
Rackspace Technology Global,
Inc.
$ 365,000 5.375%,  12/1/2028
f
$ 159,089
S&P Global, Inc.
144,000 2.900%,  3/1/2032
f
122,825
Sabre GLBL, Inc., Convertible
341,000 4.000%,  4/15/2025 365,518
Salesforce.com, Inc.
374,000 1.950%,  7/15/2031 298,177
Seagate HDD Cayman
943,980 9.625%,  12/1/2032
f
1,035,357
Semtech Corporation, Convertible
86,000 1.625%,  11/1/2027
f
87,935
Sensata Technologies, Inc.
341,000 3.750%,  2/15/2031
f
280,520
Shift4 Payments, LLC
140,000 4.625%,  11/1/2026
f
132,271
SS&C Technologies, Inc.
910,000 5.500%,  9/30/2027
f
852,120
Teradyne, Inc., Convertible
23,000 1.250%,  12/15/2023 63,278
Verint Systems, Inc., Convertible
363,000 0.250%,  4/15/2026
h
315,810
VeriSign, Inc.
295,000 4.750%,  7/15/2027 284,744
Viavi Solutions, Inc.
306,000 3.750%,  10/1/2029
f
257,179
Viavi Solutions, Inc., Convertible
313,000 1.000%,  3/1/2024
h
314,252
Vishay Intertechnology, Inc.,
Convertible
645,000 2.250%,  6/15/2025 622,491
VMware, Inc.
262,000 1.400%,  8/15/2026 228,403
192,000 2.200%,  8/15/2031 145,702
Xilinx, Inc.
90,000 2.375%,  6/1/2030 75,677
Ziff Davis, Inc., Convertible
643,000 1.750%,  11/1/2026
f
641,071
Total 20,949,669
Transportation (0.8%)
Air Transport Services Group, Inc.,
Convertible
238,000 1.125%,  10/15/2024 246,639
Allegiant Travel Company
270,000 7.250%,  8/15/2027
f
256,814
American Airlines Group, Inc.
104,000 3.750%,  3/1/2025
f
88,088
American Airlines, Inc.
757,000 11.750%,  7/15/2025
f
811,958
871,000 5.500%,  4/20/2026
f
837,594
Avis Budget Car Rental, LLC
320,000 5.375%,  3/1/2029
f,h
273,740
Canadian Pacific Railway
Company
267,000 1.750%,  12/2/2026 237,934
134,000 2.450%,  12/2/2031 110,980
CSX Corporation
131,000 4.250%,  3/15/2029 126,007

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Transportation (0.8%) - continued
Delta Air Lines, Inc.
$ 172,000 7.000%,  5/1/2025
f
$ 175,774
297,635 4.500%,  10/20/2025
f
290,367
73,000 7.375%,  1/15/2026 74,587
288,000 4.375%,  4/19/2028 256,676
ERAC USA Finance, LLC
211,000 3.850%,  11/15/2024
f
203,869
Hawaiian Brand Intellectual
Property, Ltd.
82,000 5.750%,  1/20/2026
f
74,210
Hertz Corporation
262,000 4.625%,  12/1/2026
f
219,425
314,000 5.000%,  12/1/2029
f
238,200
JetBlue Airways Corporation,
Convertible
594,000 0.500%,  4/1/2026 433,072
Mileage Plus Holdings, LLC
358,223 6.500%,  6/20/2027
f
356,146
Penske Truck Leasing Company,
LP
148,000 1.200%,  11/15/2025
f
130,223
128,000 1.700%,  6/15/2026
f
111,973
Ryder System, Inc.
161,000 2.850%,  3/1/2027 145,335
Southwest Airlines Company
133,000 5.125%,  6/15/2027 131,320
155,000 2.625%,  2/10/2030 128,607
Southwest Airlines Company,
Convertible
807,000 1.250%,  5/1/2025
h
969,207
Union Pacific Corporation
131,000 2.150%,  2/5/2027 118,286
United Airlines, Inc.
324,000 4.375%,  4/15/2026
f
300,324
266,000 4.625%,  4/15/2029
f
231,605
VistaJet Malta Finance plc
355,000 6.375%,  2/1/2030
f
284,648
XPO Escrow Sub, LLC
359,000 7.500%,  11/15/2027
f
363,279
Total 8,226,887
U.S. Government & Agencies (3.8%)
U.S. Treasury Bonds
3,600,000 4.000%,  11/15/2052 3,605,063
1,290,000 1.375%,  11/15/2031 1,049,939
3,800,000 4.125%,  11/15/2032 3,877,781
4,330,000 3.250%,  5/15/2042 3,796,192
15,910,000 3.375%,  8/15/2042 14,219,563
U.S. Treasury Notes
5,550,000 0.500%,  3/31/2025 5,097,328
6,260,000 0.500%,  2/28/2026 5,578,002
1,780,000 0.500%,  4/30/2027 1,532,677
2,410,000 1.125%,  2/29/2028 2,086,627
Total 40,843,172
Utilities (1.3%)
AEP Texas, Inc.
138,000 4.700%,  5/15/2032 132,182
AES Corporation
254,000 3.950%,  7/15/2030
f
224,028
Principal
Amount Long-Term Fixed Income (62.0%) Value
Utilities (1.3%) - continued
Algonquin Power & Utilities
Corporation
$ 225,000 4.750%,  1/18/2082
d
$ 182,250
Ameren Corporation
161,000 1.750%,  3/15/2028 135,968
American Electric Power
Company, Inc.
300,000 3.875%,  2/15/2062
d
233,732
209,000 2.031%,  3/15/2024 201,515
131,000 2.300%,  3/1/2030 107,632
Calpine Corporation
328,000 4.500%,  2/15/2028
f
292,569
CenterPoint Energy, Inc.
164,000 2.500%,  9/1/2024 157,438
198,000 1.450%,  6/1/2026 175,549
197,000 2.650%,  6/1/2031 162,595
Dominion Energy, Inc.
163,000 3.071%,  8/15/2024 157,063
495,000 4.650%,  12/15/2024
d,i
433,125
270,000 4.350%,  1/15/2027
d,i
226,782
161,000 3.375%,  4/1/2030 141,876
DTE Energy Company
209,000 4.220%,  11/1/2024 205,436
Duke Energy Corporation
240,000 3.250%,  1/15/2082
d
175,297
150,000 4.875%,  9/16/2024
d,i
136,875
268,000 5.000%,  12/8/2027 266,482
343,000 2.450%,  6/1/2030 282,045
139,000 4.500%,  8/15/2032 130,201
Edison International
185,000 4.950%,  4/15/2025 181,929
240,000 5.000%,  12/15/2026
d,i
200,628
Enel Finance International NV
260,000 1.375%,  7/12/2026
f
224,058
Entergy Corporation
149,000 0.900%,  9/15/2025 132,686
130,000 1.900%,  6/15/2028 109,902
Evergy, Inc.
162,000 2.450%,  9/15/2024 153,797
Eversource Energy
293,000 4.600%,  7/1/2027 288,922
Exelon Corporation
130,000 4.050%,  4/15/2030 120,692
Fells Point Funding Trust
266,000 3.046%,  1/31/2027
f
242,084
ITC Holdings Corporation
140,000 4.950%,  9/22/2027
f
138,064
Jersey Central Power & Light
Company
280,000 2.750%,  3/1/2032
f
226,110
National Rural Utilities Cooperative
Finance Corporation
247,000 3.450%,  6/15/2025 238,256
NextEra Energy Capital Holdings,
Inc.
235,000 3.800%,  3/15/2082
d
191,489
209,000 4.255%,  9/1/2024 206,163
130,000 2.250%,  6/1/2030 106,905
NextEra Energy Operating
Partners, LP
550,000 3.875%,  10/15/2026
f
503,261

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (62.0%) Value
Utilities (1.3%) - continued
NextEra Energy Partners, LP,
Convertible
$ 204,000 Zero Coupon,  6/15/2024
f
$ 191,454
680,000 Zero Coupon,  11/15/2025
f
675,920
NiSource, Inc.
300,000 5.650%,  6/15/2023
d,i
279,750
130,000 2.950%,  9/1/2029 112,748
NRG Energy, Inc.
167,000 2.000%,  12/2/2025
f
148,956
580,000 3.375%,  2/15/2029
f
467,840
185,000 5.250%,  6/15/2029
f
163,307
NRG Energy, Inc., Convertible
313,000 2.750%,  6/1/2048 309,401
PG&E Corporation
374,000 5.000%,  7/1/2028
h
341,403
Public Service Enterprise Group,
Inc.
131,000 1.600%,  8/15/2030 101,572
Sempra Energy
320,000 4.875%,  10/15/2025
d,i
295,898
196,000 3.400%,  2/1/2028 181,908
Southern California Edison
Company
71,000 5.950%,  11/1/2032 75,019
Southern Company
140,000 4.475%,  8/1/2024 138,246
170,000 5.700%,  10/15/2032 173,904
469,000 4.000%,  1/15/2051
d
426,790
432,000 3.750%,  9/15/2051
d
348,819
TerraForm Power Operating, LLC
520,000 5.000%,  1/31/2028
f
467,995
Vistra Operations Company, LLC
280,000 5.125%,  5/13/2025
f
273,762
500,000 5.000%,  7/31/2027
f
464,047
Xcel Energy, Inc.
157,000 4.000%,  6/15/2028 150,268
213,000 4.600%,  6/1/2032 203,422
Total 13,418,015
Total Long-Term Fixed Income
(cost $714,914,872) 661,013,648
Shares Common Stock ( 15.0% ) Value
Communications Services (0.7%)
3,717 Alphabet, Inc., Class A
l
327,951
26,985 Alphabet, Inc., Class C
l
2,394,379
11,844 AT&T, Inc. 218,048
616 Charter Communications, Inc.
l
208,886
36,383 Comcast Corporation 1,272,313
17,126 DISH Network Corporation
l
240,449
881 Emerald Holding, Inc.
l
3,119
7,654 Meta Platforms, Inc.
l
921,082
2,040 Netflix, Inc.
l
601,555
27,595 QuinStreet, Inc.
l
395,988
16,514 Verizon Communications, Inc. 650,652
6,740 Walt Disney Company
l
585,571
25,670 Warner Bros. Discovery, Inc.
l
243,352
4,897 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
e
24,485
Total 8,087,830
Shares Common Stock (15.0%) Value
Consumer Discretionary (1.5%)
25,599 Amazon.com, Inc.
l
$ 2,150,316
5,167 Aptiv plc
l
481,203
456 Autoliv, Inc. 34,920
4,642 Bloomin' Brands, Inc. 93,397
696 Booking Holdings, Inc.
l
1,402,635
230 Boyd Gaming Corporation 12,542
7,431 Cedar Fair, LP 307,197
538 Chipotle Mexican Grill, Inc.
l
746,470
13,706 Clarus Corporation 107,455
25,101 Cooper-Standard Holdings, Inc.
l
227,415
5,727 D.R. Horton, Inc. 510,505
339 Darden Restaurants, Inc. 46,894
2,820 Dick's Sporting Goods, Inc. 339,218
23,131 Everi Holdings, Inc.
l
331,930
3,386 Expedia Group, Inc.
l
296,614
22,955 Ford Motor Company 266,967
9,756 General Motors Company 328,192
3,020 Grand Canyon Education, Inc.
l
319,093
9,088 Harley-Davidson, Inc. 378,061
4,391 Home Depot, Inc. 1,386,941
4,069 Lowe's Companies, Inc. 810,708
1,604 Lululemon Athletica, Inc.
l
513,889
1,620 McDonald's Corporation 426,919
6,504 NIKE, Inc. 761,033
157 NVR, Inc.
l
724,175
4,508 Papa John's International, Inc. 371,053
349 Patrick Industries, Inc. 21,149
946 RH
l
252,762
6,467 Sleep Number Corporation
l
168,013
28,008 Sonos, Inc.
l
473,335
5,893 Sony Group Corporation ADR 449,518
11,331 Stoneridge, Inc.
l
244,296
5,945 Tesla, Inc.
l
732,305
41,263 ThredUp, Inc.
l
54,054
1,226 Ulta Beauty, Inc.
l
575,080
11,261 Zumiez, Inc.
l
244,814
Total 16,591,068
Consumer Staples (0.9%)
5,977 Archer-Daniels-Midland Company 554,964
2,782 BJ's Wholesale Club Holdings,
Inc.
l
184,057
576 Bunge, Ltd. 57,468
1,970 Casey's General Stores, Inc. 441,969
1,099 Coca-Cola Company 69,907
1,689 Costco Wholesale Corporation 771,028
19,805 Coty, Inc.
l
169,531
2,125 e.l.f. Beauty, Inc.
l
117,512
1,770 Estee Lauder Companies, Inc. 439,155
5,965 John B. Sanfilippo & Son, Inc. 485,074
1,223 Kellogg Company 87,126
1,115 Kraft Heinz Company 45,392
151 Kroger Company 6,732
11,719 Lamb Weston Holdings, Inc. 1,047,210
492 Lancaster Colony Corporation 97,072
134 PepsiCo, Inc. 24,208
736 Performance Food Group
Company
l
42,975
13,789 Philip Morris International, Inc. 1,395,585
28,816 Primo Water Corporation 447,801
2,367 Procter & Gamble Company 358,743
4,967 Sysco Corporation 379,727
9,079 Turning Point Brands, Inc. 196,379
73 Tyson Foods, Inc. 4,544

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (15.0%) Value
Consumer Staples (0.9%) - continued
14,354 Walmart, Inc. $ 2,035,254
Total 9,459,413
Energy (0.9%)
15,483 BP plc ADR 540,821
647 Chevron Corporation 116,130
7,489 ConocoPhillips 883,702
22,465 Devon Energy Corporation 1,381,822
22,856 Enterprise Products Partners, LP 551,287
379 EOG Resources, Inc. 49,088
12,118 Exxon Mobil Corporation 1,336,615
14,200 Halliburton Company 558,770
6,183 Marathon Petroleum Corporation 719,639
36,853 NOV, Inc. 769,859
20,099 Permian Resources Corporation 188,931
121 Phillips 66 12,594
5,804 Pioneer Natural Resources
Company 1,325,576
189 Schlumberger, Ltd. 10,104
4,011 Valero Energy Corporation 508,835
11,773 Williams Companies, Inc. 387,332
Total 9,341,105
Financials (2.2%)
18,548 Ally Financial, Inc. 453,499
3,241 American Express Company 478,858
1,253 Ameriprise Financial, Inc. 390,147
11,186 Arch Capital Group, Ltd.
l
702,257
348 Banc of California, Inc. 5,544
26,031 Bank of America Corporation 862,147
151 Bank of Marin Bancorp 4,965
7,781 Bank of N.T. Butterfield & Son, Ltd. 231,952
2,422 Berkshire Hathaway, Inc.
l
748,156
3,200 BlackRock TCP Capital
Corporation 41,408
443 BlackRock, Inc. 313,923
18,001 Bridgewater Bancshares, Inc.
l
319,338
14,623 Byline Bancorp, Inc. 335,890
4,033 Capital One Financial Corporation 374,908
8,362 Carlyle Group, Inc. 249,522
973 Cboe Global Markets, Inc. 122,082
1,782 Central Pacific Financial
Corporation 36,139
11,837 Charles Schwab Corporation 985,549
3,627 Chubb, Ltd. 800,116
11,412 Citigroup, Inc. 516,165
12,071 Columbia Banking System, Inc. 363,699
5,316 Comerica, Inc. 355,375
925 Community Trust Bancorp, Inc. 42,485
187 ConnectOne Bancorp, Inc. 4,527
2,322 Customers Bancorp, Inc.
l
65,805
2,963 Discover Financial Services 289,870
1,643 Ellington Residential Mortgage
REIT 11,271
2,175 Encore Capital Group, Inc.
l
104,269
8,007 Enterprise Financial Services
Corporation 392,023
31,836 Equitable Holdings, Inc. 913,693
6,383 Federated Hermes, Inc. 231,767
267 Financial Institutions, Inc. 6,504
378 First Foundation, Inc. 5,417
209 First Mid-Illinois Bancshares, Inc. 6,705
47 Flushing Financial Corporation 911
1,252 FS KKR Capital Corporation 21,910
Shares Common Stock (15.0%) Value
Financials (2.2%) - continued
4,428 Glacier Bancorp, Inc. $ 218,832
4,350 Golub Capital BDC, Inc. 57,246
925 Great Southern Bancorp, Inc. 55,028
3,038 Hanmi Financial Corporation 75,190
11,520 Heartland Financial USA, Inc. 537,062
765 Hometrust Bancshares, Inc. 18,490
13,816 Hope Bancorp, Inc. 176,983
4,121 Houlihan Lokey, Inc. 359,186
404 Independent Bank Corporation 9,664
713 Interactive Brokers Group, Inc. 51,586
3,047 Intercontinental Exchange, Inc. 312,592
11,231 J.P. Morgan Chase & Company 1,506,077
2,901 Kinsale Capital Group, Inc. 758,669
2,339 M&T Bank Corporation 339,295
44 Marsh & McLennan Companies,
Inc. 7,281
117 Metropolitan Bank Holding
Corporation
l
6,864
2,268 MidWestOne Financial Group, Inc. 72,009
1,543 Moody's Corporation 429,911
8,480 Morgan Stanley 720,970
8,175 Nasdaq, Inc. 501,536
582 NMI Holdings, Inc.
l
12,164
1,253 PacWest Bancorp 28,756
148 Peapack-Gladstone Financial
Corporation 5,509
52 PennyMac Financial Services, Inc. 2,946
1,529 Popular, Inc. 101,403
16,212 Radian Group, Inc. 309,163
2,115 Raymond James Financial, Inc. 225,988
3,967 RLI Corporation 520,748
1,820 S&P Global, Inc. 609,591
10,443 Seacoast Banking Corporation of
Florida 325,717
1,773 Silvergate Capital Corporation
h,l
30,850
5,458 State Street Corporation 423,377
26 SVB Financial Group
l
5,984
3,092 Synchrony Financial 101,603
1,051 Synovus Financial Corporation 39,465
5,593 Triumph Financial, Inc.
l
273,330
10,420 Truist Financial Corporation 448,373
456 TrustCo Bank Corporation NY 17,141
18,118 Wells Fargo & Company 748,092
11,667 Western Alliance Bancorp 694,886
13,015 Zions Bancorp NA 639,817
945 Zurich Insurance Group AG 451,783
Total 23,019,953
Health Care (2.4%)
6,866 Abbott Laboratories 753,818
1,419 Agilent Technologies, Inc. 212,353
10,881 Agiliti, Inc.
l
177,469
2,313 Align Technology, Inc.
l
487,812
2,186 Alkermes plc
l
57,120
584 AmerisourceBergen Corporation 96,775
1,459 Amgen, Inc. 383,192
7,667 AstraZeneca plc ADR 519,823
12,704 Baxter International, Inc. 647,523
189 Becton, Dickinson and Company 48,063
1,622 Biogen, Inc.
l
449,164
596 BioMarin Pharmaceutical, Inc.
l
61,680
4,312 Bio-Techne Corporation 357,379
271 Bristol-Myers Squibb Company 19,498
3,899 Cigna Holding Company 1,291,895
752 CRISPR Therapeutics AG
l
30,569

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (15.0%) Value
Health Care (2.4%) - continued
4,087 CVS Health Corporation $ 380,868
6,022 Danaher Corporation 1,598,359
4,552 Edwards Lifesciences Corporation
l
339,625
4,970 Elevance Health, Inc. 2,549,461
8,515 Enovis Corporation
l
455,723
10,048 Gilead Sciences, Inc. 862,621
4,421 Halozyme Therapeutics, Inc.
l
251,555
2,191 HCA Healthcare, Inc. 525,752
3,497 Hims & Hers Health, Inc.
l
22,416
3,898 Hologic, Inc.
l
291,609
81 IDEXX Laboratories, Inc.
l
33,045
124 Illumina, Inc.
l
25,073
1,314 Insulet Corporation
l
386,828
2,491 Intuitive Surgical, Inc.
l
660,987
6,833 Ionis Pharmaceuticals, Inc.
l
258,082
7,628 Johnson & Johnson 1,347,486
3,226 Laboratory Corporation of America
Holdings 759,658
6,516 Lantheus Holdings, Inc.
l
332,055
19,053 Maravai LifeSciences Holdings,
Inc.
l
272,648
1,583 Medpace Holdings, Inc.
l
336,245
10,505 Medtronic plc 816,449
16,933 Merck & Company, Inc. 1,878,716
1,896 Mirati Therapeutics, Inc.
l
85,908
2,353 Novo Nordisk AS ADR 318,455
16,914 NuVasive, Inc.
l
697,533
810 Omnicell, Inc.
l
40,840
20,010 Pfizer, Inc. 1,025,312
10,488 Progyny, Inc.
l
326,701
207 RAPT Therapeutics, Inc.
l
4,099
927 Regeneron Pharmaceuticals, Inc.
l
668,821
2,445 Sarepta Therapeutics, Inc.
l
316,823
320 Stryker Corporation 78,237
785 Teleflex, Inc. 195,960
239 UnitedHealth Group, Inc. 126,713
33,951 Viemed Healthcare, Inc.
l
256,670
1,092 Waters Corporation
l
374,097
3,886 Zimmer Biomet Holdings, Inc. 495,465
2,670 Zoetis, Inc. 391,288
2,082 Zymeworks, Inc.
h,l
16,365
Total 25,398,681
Industrials (2.0%)
1,348 3M Company 161,652
4,728 Advanced Drainage Systems, Inc. 387,554
12,704 Air Lease Corporation 488,088
3,662 AMETEK, Inc. 511,655
3,847 ASGN, Inc.
l
313,454
19,610 Badger Infrastructure Solutions,
Ltd. 386,117
9,184 Barnes Group, Inc. 375,166
1,118 Carlisle Companies, Inc. 263,457
191 Caterpillar, Inc. 45,756
1,264 Chart Industries, Inc.
l
145,651
9,737 Cimpress plc
l
268,839
1,125 Cintas Corporation 508,072
40,207 CNH Industrial NV 645,724
6,522 Crane Holdings, Company 655,135
26,648 CSX Corporation 825,555
1,892 Curtiss-Wright Corporation 315,945
390 Deere & Company 167,216
12,051 Delta Air Lines, Inc.
l
395,996
15,349 Dun & Bradstreet Holdings, Inc. 188,179
9,521 Emerson Electric Company 914,587
Shares Common Stock (15.0%) Value
Industrials (2.0%) - continued
4,117 Expeditors International of
Washington, Inc. $ 427,839
8,075 Fastenal Company 382,109
4,592 Forward Air Corporation 481,655
1,868 FTI Consulting, Inc.
l
296,638
2,107 General Dynamics Corporation 522,768
117 Gorman-Rupp Company 2,998
7,022 Greenbrier Companies, Inc. 235,448
8,193 Helios Technologies, Inc. 446,027
13,225 Howmet Aerospace, Inc. 521,197
300 Hubbell, Inc. 70,404
10,386 IAA, Inc.
l
415,440
988 IDEX Corporation 225,590
27,074 Janus International Group, Inc.
l
257,744
5,496 Johnson Controls International plc 351,744
1,344 KBR, Inc. 70,963
1,763 L3Harris Technologies, Inc. 367,074
442 Leidos Holdings, Inc. 46,494
2,886 Lincoln Electric Holdings, Inc. 416,998
5,413 ManpowerGroup, Inc. 450,416
2,155 Middleby Corporation
l
288,554
7,123 Miller Industries, Inc. 189,899
1,642 Norfolk Southern Corporation 404,622
577 Northrop Grumman Corporation 314,817
2,148 Old Dominion Freight Line, Inc. 609,559
2,906 Parker-Hannifin Corporation 845,646
4,352 Pentair plc 195,753
2,914 Planet Labs PBC
l
12,676
5,145 Quanta Services, Inc. 733,163
8,929 Southwest Airlines Company
l
300,639
11,056 Sun Country Airlines Holdings,
Inc.
l
175,348
4,411 Tennant Company 271,585
7,518 Timken Company 531,297
18,038 Uber Technologies, Inc.
l
446,080
1,527 Union Pacific Corporation 316,196
4,053 United Parcel Service, Inc. 704,574
3,236 United Rentals, Inc.
l
1,150,139
Total 21,443,891
Information Technology (2.7%)
472 Adobe, Inc.
l
158,842
634 Akamai Technologies, Inc.
l
53,446
2,571 Amphenol Corporation 195,756
1,382 ANSYS, Inc.
l
333,877
27,319 Apple, Inc. 3,549,558
3,145 Applied Materials, Inc. 306,260
1,999 Autodesk, Inc.
l
373,553
12,483 BigCommerce Holdings, Inc.
l
109,101
2,198 Bill.com Holdings, Inc.
l
239,494
7,301 Block, Inc.
l
458,795
550 Cadence Design Systems, Inc.
l
88,352
12,831 Ciena Corporation
l
654,124
31,008 Cisco Systems, Inc. 1,477,221
8,432 Cohu, Inc.
l
270,246
3,040 Dolby Laboratories, Inc. 214,442
19,607 Dropbox, Inc.
l
438,805
922 Enphase Energy, Inc.
l
244,293
6,134 Fidelity National Information
Services, Inc. 416,192
1,662 Fiserv, Inc.
l
167,978
25,201 Gilat Satellite Networks, Ltd.
h,l
146,166
205 KLA-Tencor Corporation 77,291
20,041 Knowles Corporation
l
329,073
663 Lam Research Corporation 278,659

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (15.0%) Value
Information Technology (2.7%) - continued
1,158 Littelfuse, Inc. $ 254,992
4,132 Mastercard, Inc. 1,436,820
5,102 MAXIMUS, Inc. 374,130
7,122 Microchip Technology, Inc. 500,320
20,854 Microsoft Corporation 5,001,206
3,579 MKS Instruments, Inc. 303,249
8,164 National Instruments Corporation 301,252
1,904 NICE, Ltd. ADR
l
366,139
8,504 NVIDIA Corporation 1,242,775
8,232 ON Semiconductor Corporation
l
513,430
212 Paycom Software, Inc.
l
65,786
10,744 PayPal Holdings, Inc.
l
765,188
182 PDF Solutions, Inc.
l
5,191
549 Plexus Corporation
l
56,509
10,871 QUALCOMM, Inc. 1,195,158
1,245 Rambus, Inc.
l
44,596
4,113 Salesforce, Inc.
l
545,343
12,757 Samsung Electronics Company,
Ltd. 559,946
1,700 ServiceNow, Inc.
l
660,059
1,279 Skyworks Solutions, Inc. 116,555
4,181 Splunk, Inc.
l
359,942
311 Teledyne Technologies, Inc.
l
124,372
1,015 Teradyne, Inc. 88,660
7,034 Texas Instruments, Inc. 1,162,157
6,862 Trimble, Inc.
l
346,943
3,288 TTEC Holdings, Inc. 145,099
50,612 TTM Technologies, Inc.
l
763,229
4,675 Wolfspeed, Inc.
l
322,762
3,629 Workiva, Inc.
l
304,727
Total 28,508,059
Materials (0.7%)
3,793 Allegheny Technologies, Inc.
l
113,259
2,978 AptarGroup, Inc. 327,521
4,851 Ashland, Inc. 521,628
598 Avery Dennison Corporation 108,238
14,022 Axalta Coating Systems, Ltd.
l
357,140
10,280 Ball Corporation 525,719
9,418 Carpenter Technology Corporation 347,901
892 Celanese Corporation 91,198
3,951 CF Industries Holdings, Inc. 336,625
225 Crown Holdings, Inc. 18,497
4,969 Eastman Chemical Company 404,676
7,123 Ingevity Corporation
l
501,744
43,295 Ivanhoe Mines, Ltd.
l
342,139
905 Linde plc 295,193
66 LSB Industries, Inc.
l
878
4,377 LyondellBasell Industries NV 363,422
5,062 Nucor Corporation 667,222
4,766 PPG Industries, Inc. 599,277
7,327 Steel Dynamics, Inc. 715,848
2,955 United States Lime & Minerals, Inc. 415,946
Total 7,054,071
Real Estate (0.4%)
5,398 Agree Realty Corporation 382,880
2,952 Alexandria Real Estate Equities,
Inc. 430,018
1,190 AvalonBay Communities, Inc. 192,209
2,455 Camden Property Trust 274,665
2,959 CBRE Group, Inc.
l
227,725
3,256 Digital Realty Trust, Inc. 326,479
762 Equity Commonwealth 19,027
Shares Common Stock (15.0%) Value
Real Estate (0.4%) - continued
25,659 Healthcare Realty Trust, Inc. $ 494,449
25,110 Host Hotels & Resorts, Inc. 403,016
15,104 Independence Realty Trust, Inc. 254,653
1,638 Kite Realty Group Trust 34,480
944 National Retail Properties, Inc. 43,197
13,472 National Storage Affiliates Trust 486,609
13,295 Pebblebrook Hotel Trust 178,020
2,172 Public Storage, Inc. 608,573
853 SBA Communications Corporation 239,104
Total 4,595,104
Utilities (0.6%)
8,547 Alliant Energy Corporation 471,880
2,303 American Electric Power
Company, Inc. 218,670
1,988 Black Hills Corporation 139,836
14,571 CenterPoint Energy, Inc. 436,984
4,312 Constellation Energy Corporation 371,738
4,473 Duke Energy Corporation 460,674
9,820 Entergy Corporation 1,104,750
1,624 Evergy, Inc. 102,198
8,151 NextEra Energy, Inc. 681,424
21,340 NiSource, Inc. 585,143
2,368 NorthWestern Corporation 140,517
1,137 OGE Energy Corporation 44,968
4,903 Portland General Electric
Company 240,247
6,094 Public Service Enterprise Group,
Inc. 373,379
4,520 Sempra Energy 698,521
3,265 Spire, Inc. 224,828
Total 6,295,757
Total Common Stock
(cost $136,304,688) 159,794,932
Shares
Registered Investment
Companies ( 12.2% ) Value
Unaffiliated  (1.5%)
90,022 Aberdeen Asia-Pacific Income
Fund, Inc. 236,758
35,850 AllianceBernstein Global High
Income Fund, Inc. 330,537
42,550 Allspring Income Opportunities
Fund 271,895
23,412 BlackRock Core Bond Trust 243,017
38,685 BlackRock Corporate High Yield
Fund, Inc. 338,107
31,155 BlackRock Credit Allocation
Income Trust 314,665
3,100 BlackRock Debt Strategies Fund,
Inc. 28,520
1,600 BlackRock Enhanced Equity
Dividend Trust 14,416
28,892 BlackRock Enhanced Global
Dividend Trust 276,207
9,700 BlackRock Enhanced International
Dividend Trust 48,694
1,650 BlackRock Floating Rate Income
Strategies Fund, Inc. 18,579
6,466 BlackRock Income Trust, Inc. 79,790
18,318 BlackRock Multi-Sector Income
Trust 260,299
19,550 Blackstone Strategic Credit Fund
h
206,839

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares
Registered Investment
Companies (12.2%) Value
Unaffiliated  (1.5%)- continued
34,123 Eaton Vance Limited Duration
Income Fund $ 320,415
3,410 Eaton Vance Tax-Managed Global
Diversified Equity Income Fund 25,745
4,005 Energy Select Sector SPDR Fund 350,317
25,523 First Trust High Income Long/Short
Fund 292,238
12,169 Invesco Dynamic Credit
Opportunities Fund
e
129,483
20,000 iShares Preferred and Income
Securities ETF
h
610,600
3,489 Materials Select Sector SPDR
Fund 271,026
69,550 Nuveen Credit Strategies Income
Fund 354,009
8,850 Nuveen Preferred Income
Opportunities Fund 64,428
10,300 Nuveen Quality Preferred Income
Fund II 70,040
31,532 PGIM Global High Yield Fund, Inc. 341,807
28,708 PGIM High Yield Bond Fund, Inc. 340,764
11,327 Pimco Dynamic Income Fund 209,323
42,552 SPDR Bloomberg High Yield Bond
ETF 3,829,680
188,808 SPDR Bloomberg Short Term High
Yield Bond ETF
h
4,576,706
3,119 SPDR S&P Biotech ETF
l
258,877
4,167 Tri-Continental Corporation 106,800
12,250 Vanguard Short-Term Corporate
Bond ETF 921,078
18,600 Virtus Convertible & Income Fund 63,240
19,603 Virtus Dividend, Interest &
Premium Strategy Fund 221,122
3,000 Virtus Equity & Convertible Income
Fund 54,690
33,594 Voya Global Equity Dividend &
Premium Opportunity Fund 181,744
55,535 Western Asset High Income
Opportunity Fund, Inc. 219,363
Total 16,481,818
Affiliated  (10.7%)
12,012,298 Thrivent Core Emerging Markets
Debt Fund 91,053,217
2,670,985 Thrivent Core International Equity
Fund 23,317,700
Total 114,370,917
Total Registered Investment
Companies (cost $159,116,794) 130,852,735
Shares
Collateral Held for Securities
Loaned ( 1.8% ) Value
19,586,070 Thrivent Cash Management Trust 19,586,070
Total Collateral Held for
Securities Loaned
(cost $19,586,070) 19,586,070
Shares Preferred Stock ( 1.4% ) Value
Communications Services (0.1%)
35,275 AT&T, Inc., 4.750%
i
615,196
5,027 Paramount Global, Convertible,
5.750%
h
124,519
Shares Preferred Stock (1.4%) Value
Communications Services (0.1%) - continued
15,250 Telephone and Data Systems, Inc.,
6.000%
i
$ 199,775
Total 939,490
Consumer Non-Cyclical (0.2%)
16,801 Becton, Dickinson and Company,
Convertible, 6.000% 841,394
7,612 Boston Scientific Corporation,
Convertible, 5.500% 874,010
5,650 CHS, Inc., 6.750%
d,i
135,769
207 Danaher Corporation, Convertible,
5.000% 280,806
Total 2,131,979
Energy (0.1%)
38,460 Crestwood Equity Partners, LP,
9.250%
i
333,063
6,975 Energy Transfer, LP, 7.600%
d,i
152,683
6,317 Nustar Logistics, LP, 10.813%
d
152,871
1,110 UGI Corporation, Convertible,
7.250% 95,932
Total 734,549
Financials (0.8%)
10,000 Aegon Funding Corporation II,
5.100% 190,600
20,000 Allstate Corporation, 5.100%
i
396,200
15,000 Bank of America Corporation,
4.250%
i
254,250
664 Bank of America Corporation,
Convertible, 7.250%
i
770,240
19,925 Capital One Financial Corporation,
5.000%
i
358,650
21,500 Equitable Holdings, Inc., 5.250%
i
404,415
585 First Horizon Bank, 4.759%
*,d,i
456,300
12,500 First Republic Bank, 4.500%
i
215,750
23,000 J.P. Morgan Chase & Company,
4.200%
i
401,350
16,250 J.P. Morgan Chase & Company,
4.750%
i
312,975
12,800 J.P. Morgan Chase & Company,
5.750%
i
299,392
12,675 KKR & Company, Inc.,
Convertible, 6.000% 725,644
13,050 Morgan Stanley, 4.250%
i
224,199
22,400 Morgan Stanley, 5.850%
d,i
515,424
13,084 Morgan Stanley, 7.125%
d,i
329,063
23,525 Public Storage, 4.125%
i
404,865
5,025 Public Storage, 4.625%
i
96,028
1,275 Public Storage, 4.700%
i
24,607
3,900 Regions Financial Corporation,
5.700%
d,i
88,842
3,500 Synovus Financial Corporation,
5.875%
d,i
76,125
19,200 Truist Financial Corporation,
4.750%
h,i
366,528
13,100 U.S. Bancorp, 4.000%
i
212,744
21,000 Wells Fargo & Company, 4.250%
i
345,870
1,054 Wells Fargo & Company,
Convertible, 7.500%
i
1,248,990
Total 8,719,051

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

,,
Shares Preferred Stock (1.4%) Value
Utilities (0.2%)
10,002 AES Corporation, Convertible,
6.875% $ 1,020,304
5,131 American Electric Power
Company, Inc., Convertible,
6.125% 264,657
23,000 CMS Energy Corporation, 4.200%
i
406,412
2,421 NextEra Energy, Inc., Convertible,
5.279% 122,745
929 NiSource, Inc., Convertible,
7.750% 95,929
25,600 Southern Company, 4.950% 502,784
Total 2,412,831
Total Preferred Stock
(cost $17,798,719) 14,937,900
Shares or
Principal
Amount Short-Term Investments ( 9.8% ) Value
Federal Home Loan Bank Discount
Notes
100,000 4.040%, 1/27/2023
m,n
99,710
1,600,000 4.170%, 2/8/2023
m
1,592,942
2,500,000 4.234%, 2/15/2023
m,n
2,486,834
Thrivent Core Short-Term Reserve
Fund
9,920,266 4.710% 99,202,664
U.S. Treasury Bills
300,000 4.090%, 2/9/2023
m,o
298,803
500,000 4.162%, 2/23/2023
m,o
496,991
500,000 4.210%, 3/23/2023
m,p
495,346
Total Short-Term Investments
(cost $104,658,483) 104,673,290
Total Investments (cost
$1,224,857,751) 108.9% $1,161,892,097
Other Assets and Liabilities, Net
(8.9%) (95,337,807)
Total Net Assets 100.0% $1,066,554,290
a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b All or a portion of the loan is unfunded.
c Denotes investments purchased on a when-issued or
delayed-delivery basis.
d Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
e Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
f Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $195,542,551 or
18.3% of total net assets.
g Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of
December 31, 2022.
h All or a portion of the security is on loan.
i Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
j Denotes interest only security.  Interest only securities
represent the right to receive monthly interest payments on
an underlying pool of mortgages or assets.  The principal
shown is the outstanding par amount of the pool as of the
end of the period. The actual effective yield of the security is different than the stated coupon rate.
k All or a portion of the security was earmarked to cover
written options.
l Non-income producing security.
m The interest rate shown reflects the yield.
n All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
o All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and
the fund for open swap contracts.
p At December 31, 2022, $465,625 of investments were
segregated to cover exposure to a counterparty for margin
on open mortgage-backed security transactions.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities Act of
1933. The value of all restricted securities held in Diversified
Income Plus Fund as of December 31, 2022 was $973,179
or 0.09% of total net assets. The following table indicates
the acquisition date and cost of restricted securities shown in the schedule as of December 31, 2022.
Security
Acquisition
Date Cost
Credit Acceptance Corporation,
12/31/2024 5/29/2020 $ 538,626
First Horizon Bank, 4.759% 6/1/2017 440,212
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus
Fund as of December 31, 2022:
Securities Lending Transactions
Long-Term Fixed Income $ 13,518,095
Common Stock 5,469,845
Total lending $18,987,940
Gross amount payable upon return of
collateral for securities loaned $19,586,070
Net amounts due to counterparty $598,130

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
CLO - Collateralized Loan Obligation
ETF - Exchange Traded Fund
FNMA - Federal National Mortgage Association
REMIC - Real Estate Mortgage Investment Conduit
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Reference Rate Index:
CMT 1Y - Constant Maturity Treasury Yield 1 Year
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 2M - ICE Libor USD Rate 2 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
LIBOR 6M - ICE Libor USD Rate 6 Month
PRIME - Federal Reserve Prime Loan Rate
SOFR30A - Secured Overnight Financing Rate 30 Year
Average
SOFRRATE - Secured Overnight Financing Rate
TSFR1M - CME Term SOFR 1 Month
TSFR3M - CME Term SOFR 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $39,080,900
Gross unrealized depreciation (106,625,084)
Net unrealized appreciation (depreciation) ($67,544,184)
Cost for federal income tax purposes $1,228,841,491

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Diversified Income Plus Fund's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Bank Loans
Basic Materials 3,107,899 – 2,863,659 244,240
Capital Goods 6,603,291 – 6,374,681 228,610
Communications Services 11,566,610 – 11,566,610 –
Consumer Cyclical 13,583,198 – 13,583,198 –
Consumer Non-Cyclical 9,792,534 – 9,792,534 –
Energy 1,373,368 – 1,373,368 –
Financials 5,088,966 – 5,088,966 –
Technology 14,720,771 – 14,720,771 –
Transportation 4,636,107 – 4,636,107 –
Utilities 560,778 – 560,778 –
Long-Term Fixed Income
Asset-Backed Securities 55,308,992 – 55,308,992 –
Basic Materials 11,156,477 – 11,156,477 –
Capital Goods 21,531,079 – 21,531,079 –
Collateralized Mortgage Obligations 44,347,323 – 44,347,323 –
Commercial Mortgage-Backed Securities 6,207,248 – 6,207,248 –
Communications Services 27,101,044 – 27,101,044 –
Consumer Cyclical 37,400,140 – 37,400,140 –
Consumer Non-Cyclical 31,925,210 – 31,925,210 –
Energy 30,377,132 – 30,377,132 –
Financials 84,489,179 – 84,489,179 –
Foreign Government 186,431 – 186,431 –
Mortgage-Backed Securities 227,545,650 – 227,545,650 –
Technology 20,949,669 – 20,949,669 –
Transportation 8,226,887 – 8,226,887 –
U.S. Government & Agencies 40,843,172 – 40,843,172 –
Utilities 13,418,015 – 13,418,015 –
Common Stock
Communications Services 8,087,830 8,063,345 – 24,485
Consumer Discretionary 16,591,068 16,591,068 – –
Consumer Staples 9,459,413 9,459,413 – –
Energy 9,341,105 9,341,105 – –
Financials 23,019,953 22,568,170 451,783 –
Health Care 25,398,681 25,398,681 – –
Industrials 21,443,891 21,057,774 386,117 –
Information Technology 28,508,059 27,948,113 559,946 –
Materials 7,054,071 6,711,932 342,139 –
Real Estate 4,595,104 4,595,104 – –
Utilities 6,295,757 6,295,757 – –
Registered Investment Companies
Unaffiliated 16,481,818 16,352,335 – 129,483
Preferred Stock
Communications Services 939,490 939,490 – –
Consumer Non-Cyclical 2,131,979 1,851,173 280,806 –
Energy 734,549 734,549 – –
Financials 8,719,051 8,262,751 456,300 –
Utilities 2,412,831 2,412,831 – –
Short-Term Investments 5,470,626 – 5,470,626 –
Subtotal Investments in Securities $928,732,446 $188,583,591 $739,522,037 $626,818
Other Investments  * Total
Affiliated Registered Investment Companies 114,370,917
Affiliated Short-Term Investments 99,202,664
Collateral Held for Securities Loaned 19,586,070
Subtotal Other Investments $233,159,651
Total Investments at Value $1,161,892,097

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
CME
-
Chicago Mercantile Exchange
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
S&P
-
Standard & Poor's
Counterparty:
MSC
-
Morgan Stanley & Company
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 1,033,990 1,033,990 – –
Total Asset Derivatives $1,033,990 $1,033,990 $– $–
Liability Derivatives
Futures Contracts 1,230,568 1,230,568 – –
Call Options Written 26,420 – – 26,420
Credit Default Swaps 494,182 – 494,182 –
Total Liability Derivatives $1,751,170 $1,230,568 $494,182 $26,420
The following table presents Diversified Income Plus Fund's futures contracts held as of December 31, 2022. Investments and/or cash totaling
$4,231,986 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
CBOT 10-Yr. U.S. Treasury Note 9 March 2023 $ 1,013,092 ( $ 2,420)
CBOT U.S. Long Bond 216 March 2023 27,057,974 16,276
CME E-mini S&P 500 Index 174 March 2023 34,780,611 (1,189,911)
CME Ultra Long Term U.S. Treasury Bond 162 March 2023 21,632,600 126,025
Ultra 10-Yr. U.S. Treasury Note 33 March 2023 3,909,043 (5,762)
Total Futures Long Contracts $ 88,393,320 ( $ 1,055,792)
CBOT 2-Yr. U.S. Treasury Note (125) March 2023 ( $ 25,604,109) ( $ 30,658)
CBOT 5-Yr. U.S. Treasury Note (119) March 2023 (12,841,816) (1,817)
CME E-mini Russell 2000 Index (252) March 2023 (23,106,966) 793,626
ICE mini MSCI EAFE Index (46) March 2023 (4,581,682) 98,063
Total Futures Short Contracts ( $ 66,134,573) $859,214
Total Futures Contracts $ 22,258,747 ($196,578)
The following table presents Diversified Income Plus Fund's options contracts held as of December 31, 2022.
Option _ Description
(Underlying Security
Description)
Counter-
party
Number of
Contracts
Exercise
Price
Expiration
Date
Notional Principal
Amount Value
Unrealized
Appreciation/
(Depreciation)
FNMA Conventional 30-Yr. Pass
Through Call Option
(*)
MSC (18.65) $ 98.94 February 2023 (17,945,347) ( $ 26,420) $ 95,970
(Federal National Mortgage Association
Conventional 30-Yr. Pass Through)
Total Options Written Contracts ($26,420) $95,970
(*)  Security is valued using significant unobservable inputs. Market quotations or prices were not readily available or were determined to be unreliable. Value was determined in good faith pursuant to procedures adopted by the Board. Further information on valuation can be found in the
Notes to Financial Statements.

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents Diversified Income Plus Fund's swaps contracts held as of December 31, 2022. Investments totaling $795,794 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
Credit Default Swaps
Buy/Sell
Protection
1
Termination
Date
Notional
Principal
Amount
2
Upfront
Payments/
(Receipts) Value
3
Unrealized
Gain/(Loss)
CDX HY 39, 5 Year, at 5.00%, Quarterly Buy 12/20/2027 $ 11,670,000 $ – ( $ 494,182) ( $ 494,182)
Total Credit Default Swaps $– ($494,182) ($494,182)
1 As the buyer of protection, Diversified Income Plus Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Diversified Income Plus Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2 The maximum potential amount of future payments Diversified Income Plus Fund could be required to make as the seller or receive as the buyer of protection.
3 The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness.
When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Diversified Income
Plus Fund's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 142,301
Options Written Net Assets - Distributable earnings/(accumulated loss) 95,970
Total Interest Rate Contracts 238,271
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 891,689
Total Equity Contracts 891,689
Total Asset Derivatives $1,129,960
Liability Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 1,189,911
Total Equity Contracts 1,189,911
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 40,657
Total Interest Rate Contracts 40,657
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) 494,182
Total Credit Contracts 494,182
Total Liability Derivatives $1,724,750
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Diversified Income Plus Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Interest Rate Contracts
Futures Net realized gains/(losses) on Futures contracts (8,415,990)
Total Interest Rate Contracts (8,415,990)
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts 1,832,129
Total Equity Contracts 1,832,129
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements (170,812)
Total Credit Contracts (170,812)
Total ($6,754,673)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Diversified Income Plus Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (797,085)
Total Equity Contracts (797,085)
Interest Rate Contracts
Options Written Change in net unrealized appreciation/(depreciation) on Written option contracts 95,970
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (169,351)
Total Interest Rate Contracts (73,381)
Credit Contracts
Credit Default Swaps Change in net unrealized appreciation/(depreciation) on Swap agreements (494,182)
Total Credit Contracts (494,182)
Total ($1,364,648)
The following table presents Diversified Income Plus Fund's average volume of derivative activity during the period ended December 31, 2022.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $29,561,208
Futures - Short (26,997,413)
Interest Rate Contracts
Futures - Long 51,287,521
Futures - Short (30,757,408)
Options Written (896,014)
Credit Contracts
Credit Default Swaps - Buy Protection 8,640

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Diversified Income Plus
Fund, is as follows:
Fund
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt $107,986 $6,309 $150 $91,053 12,012 8.5%
Core International Equity 39,524 585 9,000 23,318 2,671 2.2
Total Affiliated Registered Investment
Companies 147,510 114,371 10.7
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 337,710 385,158 623,665 99,203 9,920 9.3
Total Affiliated Short-Term Investments 337,710 99,203 9.3
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   16,955 412,777 410,146 19,586 19,586 1.8
Total Collateral Held for Securities Loaned 16,955 19,586 1.8
Total Value $502,175 $233,160
Fund
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions
of Realized
Capital Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt ($37) ($23,055) $– $5,309
Core International Equity (789) (7,002) – 585
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 2 (2) – 3,384
Total Income/Non Income Cash from Affiliated Investments $9,278
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   – – – 395
Total Affiliated Income from Securities Loaned, Net $395
Total ($824) ($30,059) $–

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income ( 74.2% ) Value
Basic Materials (2.0%)
Alcoa Nederland Holding BV
$ 105,000 5.500%,  12/15/2027
a
$ 101,184
ATI, Inc., Convertible
14,000 3.500%,  6/15/2025 28,126
Cascades USA, Inc.
40,000 5.125%,  1/15/2026
a
36,390
Chemours Company
60,000 5.750%,  11/15/2028
a
53,894
Cleveland-Cliffs, Inc.
50,000 5.875%,  6/1/2027 47,766
40,000 4.625%,  3/1/2029
a,b
35,500
Consolidated Energy Finance SA
113,000 5.625%,  10/15/2028
a
96,014
EverArc Escrow Sarl
50,000 5.000%,  10/30/2029
a
41,000
First Quantum Minerals, Ltd.
104,000 6.875%,  10/15/2027
a
97,575
Hecla Mining Company
25,000 7.250%,  2/15/2028 24,616
Hudbay Minerals, Inc.
45,000 4.500%,  4/1/2026
a
40,875
Innophos Holdings, Inc.
25,000 9.375%,  2/15/2028
a
24,438
Mercer International, Inc.
24,000 5.125%,  2/1/2029 20,064
Methanex Corporation
59,000 4.250%,  12/1/2024 56,495
Novelis Corporation
35,000 3.250%,  11/15/2026
a
31,378
20,000 4.750%,  1/30/2030
a
17,731
15,000 3.875%,  8/15/2031
a
12,246
OCI NV
35,000 4.625%,  10/15/2025
a
33,165
Olin Corporation
76,000 5.125%,  9/15/2027 71,820
25,000 5.625%,  8/1/2029 23,750
SCIL USA Holdings, LLC
48,000 5.375%,  11/1/2026
a
40,680
SPCM SA
50,000 3.375%,  3/15/2030
a
40,250
SunCoke Energy, Inc.
56,000 4.875%,  6/30/2029
a
48,070
Taseko Mines, Ltd.
42,000 7.000%,  2/15/2026
a
36,932
Unifrax Escrow Issuer Corporation
44,000 5.250%,  9/30/2028
a
35,405
United States Steel Corporation
63,000 6.875%,  3/1/2029
b
61,151
United States Steel Corporation,
Convertible
19,000 5.000%,  11/1/2026 38,000
Total 1,194,515
Capital Goods (4.2%)
Advanced Drainage Systems, Inc.
54,000 6.375%,  6/15/2030
a
52,470
AECOM
115,000 5.125%,  3/15/2027 110,687
Principal
Amount Long-Term Fixed Income (74.2%) Value
Capital Goods (4.2%) - continued
Amsted Industries, Inc.
$ 65,000 5.625%,  7/1/2027
a
$ 61,663
15,000 4.625%,  5/15/2030
a
12,787
ARD Finance SA
20,000 6.500%,  6/30/2027
a
13,911
Ardagh Packaging Finance plc/
Ardagh Holdings USA, Inc.
50,000 5.250%,  8/15/2027
a
37,387
37,000 5.250%,  8/15/2027
a
27,666
Bombardier, Inc.
46,000 7.125%,  6/15/2026
a
44,630
48,000 7.875%,  4/15/2027
a
46,559
70,000 6.000%,  2/15/2028
a
64,730
Builders FirstSource, Inc.
25,000 5.000%,  3/1/2030
a
22,152
Canpack SA/Canpack US LLC
95,000 3.125%,  11/1/2025
a
83,237
Chart Industries, Inc.
19,000 7.500%,  1/1/2030
a
19,101
Chart Industries, Inc., Convertible
6,000 1.000%,  11/15/2024
a
11,916
Clydesdale Acquisition Holdings,
Inc.
8,000 6.625%,  4/15/2029
a
7,606
17,000 8.750%,  4/15/2030
a
14,552
Cornerstone Building Brands, Inc.
43,000 6.125%,  1/15/2029
a
30,282
Covert Mergeco, Inc.
40,000 4.875%,  12/1/2029
a
32,771
CP Atlas Buyer, Inc.
40,000 7.000%,  12/1/2028
a,b
29,707
Crown Cork & Seal Company, Inc.
50,000 7.375%,  12/15/2026 51,475
General Electric Company
220,000
8.099%,  (LIBOR 3M +
3.330%), 3/15/2023
c,d
216,137
GFL Environmental, Inc.
62,000 4.000%,  8/1/2028
a
53,010
74,000 3.500%,  9/1/2028
a
65,058
Greenbrier Companies, Inc.,
Convertible
18,000 2.875%,  4/15/2028 15,867
H&E Equipment Services, Inc.
114,000 3.875%,  12/15/2028
a
97,104
Herc Holdings, Inc.
45,000 5.500%,  7/15/2027
a
41,974
Howmet Aerospace, Inc.
130,000 3.000%,  1/15/2029 110,500
Itron, Inc., Convertible
29,000 Zero Coupon,  3/15/2026 23,745
JELD-WEN, Inc.
17,000 4.625%,  12/15/2025
a
14,234
Kaman Corporation, Convertible
9,000 3.250%,  5/1/2024 8,365
KBR, Inc., Convertible
27,000 2.500%,  11/1/2023 56,929
Mauser Packaging Solutions
Holding Company
30,000 5.500%,  4/15/2024
a
29,170
70,000 7.250%,  4/15/2025
a
64,730

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.2%) Value
Capital Goods (4.2%) - continued
MIWD Holdco II, LLC
$ 64,000 5.500%,  2/1/2030
a
$ 50,954
Nesco Holdings II, Inc.
60,000 5.500%,  4/15/2029
a
52,500
New Enterprise Stone and Lime
Company, Inc.
89,000 5.250%,  7/15/2028
a
79,029
OI European Group BV
85,000 4.750%,  2/15/2030
a
74,435
Owens-Brockway Glass Container,
Inc.
20,000 5.875%,  8/15/2023
a,b
19,858
Pactiv Evergreen Group
40,000 4.375%,  10/15/2028
a
35,736
Patrick Industries, Inc., Convertible
38,000 1.750%,  12/1/2028 31,015
PGT Innovations, Inc.
50,000 4.375%,  10/1/2029
a
41,862
SRM Escrow Issuer, LLC
105,000 6.000%,  11/1/2028
a
93,944
Titan Acquisition, Ltd.
30,000 7.750%,  4/15/2026
a
27,018
TransDigm, Inc.
25,000 6.250%,  3/15/2026
a
24,655
205,000 5.500%,  11/15/2027 192,505
United Rentals North America, Inc.
70,000 4.875%,  1/15/2028 66,336
30,000 4.000%,  7/15/2030 25,644
Victors Merger Corporation
30,000 6.375%,  5/15/2029
a
16,500
Waste Pro USA, Inc.
15,000 5.500%,  2/15/2026
a
13,247
WESCO Distribution, Inc.
100,000 7.250%,  6/15/2028
a
101,297
Total 2,518,647
Collateralized Mortgage Obligations (0.1%)
GMACM Mortgage Loan Trust
13,727
3.606%,  11/19/2035, Ser.
2005-AR6, Class 1A1
c
12,403
Residential Accredit Loans, Inc.
Trust
42,876
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 32,462
Total 44,865
Communications Services (4.8%)
Allen Media, LLC/Allen Media Co-
Issuer, Inc.
45,000 10.500%,  2/15/2028
a
17,100
Altice Financing SA
15,000 5.750%,  8/15/2029
a
11,798
Altice France SA
29,000 5.125%,  7/15/2029
a
21,743
125,000 5.500%,  10/15/2029
a
95,316
Cable One, Inc., Convertible
33,000 1.125%,  3/15/2028 24,519
CCO Holdings, LLC
32,000 5.500%,  5/1/2026
a
30,979
10,000 5.125%,  5/1/2027
a
9,321
Principal
Amount Long-Term Fixed Income (74.2%) Value
Communications Services (4.8%) - continued
$ 89,000 6.375%,  9/1/2029
a
$ 83,637
30,000 4.750%,  3/1/2030
a
25,872
147,000 4.750%,  2/1/2032
a
119,173
55,000 4.250%,  1/15/2034
a
40,592
Cengage Learning, Inc.
41,000 9.500%,  6/15/2024
a,b
39,104
Clear Channel Worldwide
Holdings, Inc.
50,000 5.125%,  8/15/2027
a
43,325
51,000 7.750%,  4/15/2028
a
37,230
Consolidated Communications,
Inc.
50,000 5.000%,  10/1/2028
a
36,873
17,000 6.500%,  10/1/2028
a
13,210
CSC Holdings, LLC
110,000 5.375%,  2/1/2028
a
88,687
41,000 6.500%,  2/1/2029
a
33,518
61,000 4.125%,  12/1/2030
a
43,056
Cumulus Media New Holdings,
Inc.
24,000 6.750%,  7/1/2026
a
20,160
DIRECTV Holdings, LLC
65,000 5.875%,  8/15/2027
a
58,153
DISH DBS Corporation
20,000 5.875%,  11/15/2024 18,585
21,000 5.250%,  12/1/2026
a
17,689
21,000 7.375%,  7/1/2028 14,858
58,000 5.750%,  12/1/2028
a
46,291
31,000 5.125%,  6/1/2029 19,998
Entercom Media Corporation
78,000 6.500%,  5/1/2027
a
14,675
Frontier Communications
Corporation
24,000 6.750%,  5/1/2029
a
19,854
Frontier Communications
Holdings, LLC
57,000 5.875%,  10/15/2027
a
52,928
16,000 8.750%,  5/15/2030
a
16,268
GCI, LLC
75,000 4.750%,  10/15/2028
a
63,006
Gray Escrow II, Inc.
140,000 5.375%,  11/15/2031
a
100,891
Gray Television, Inc.
50,000 4.750%,  10/15/2030
a
36,168
Hughes Satellite Systems
Corporation
20,000 6.625%,  8/1/2026 18,655
iHeartCommunications, Inc.
45,000 4.750%,  1/15/2028
a
36,645
Iliad Holding SASU
73,000 6.500%,  10/15/2026
a
67,704
LCPR Senior Secured Financing
DAC
40,000 6.750%,  10/15/2027
a
37,400
Level 3 Financing, Inc.
100,000 4.625%,  9/15/2027
a
83,250
70,000 4.250%,  7/1/2028
a
55,139
Liberty Interactive, LLC,
Convertible
19,000 1.750%,  9/30/2046
a
18,392
Lumen Technologies, Inc.
40,000 5.125%,  12/15/2026
a
34,772

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.2%) Value
Communications Services (4.8%) - continued
Netflix, Inc.
$ 40,000 4.875%,  4/15/2028 $ 38,623
Paramount Global
75,000 6.375%,  3/30/2062
c
61,313
Playtika Holding Corporation
50,000 4.250%,  3/15/2029
a
39,248
Radiate Holdco, LLC
35,000 6.500%,  9/15/2028
a
14,666
Rogers Communications, Inc.
180,000 5.250%,  3/15/2082
a,c
158,833
Scripps Escrow II, Inc.
50,000 5.375%,  1/15/2031
a,b
40,075
Scripps Escrow, Inc.
35,000 5.875%,  7/15/2027
a
31,238
Sinclair Television Group, Inc.
105,000 5.500%,  3/1/2030
a
73,419
Sirius XM Radio, Inc.
85,000 5.000%,  8/1/2027
a
78,571
25,000 4.000%,  7/15/2028
a
21,758
30,000 4.125%,  7/1/2030
a
24,756
Sprint Capital Corporation
83,000 6.875%,  11/15/2028 86,149
56,000 8.750%,  3/15/2032 66,646
TEGNA, Inc.
88,000 4.625%,  3/15/2028 83,574
Telesat Canada
20,000 4.875%,  6/1/2027
a
8,982
10,000 6.500%,  10/15/2027
a
2,893
United States Cellular Corporation
35,000 6.700%,  12/15/2033 30,877
Uniti Group, Inc., Convertible
5,000 7.500%,  12/1/2027
a
4,613
Uniti Group, LP
76,000 4.750%,  4/15/2028
a
60,800
Univision Communications, Inc.
95,000 6.625%,  6/1/2027
a
91,657
Viasat, Inc.
25,000 6.500%,  7/15/2028
a
18,756
Vodafone Group plc
88,000 7.000%,  4/4/2079
c
88,478
VTR Finance NV
40,000 6.375%,  7/15/2028
a
15,212
VZ Secured Financing BV
81,000 5.000%,  1/15/2032
a
65,822
YPSO Finance BIS SA
25,000 10.500%,  5/15/2027
a
19,062
Total 2,892,555
Consumer Cyclical (6.4%)
1011778 B.C., ULC
105,000 4.375%,  1/15/2028
a
94,018
Allied Universal Finance
Corporation
30,000 4.625%,  6/1/2028
a
24,322
Allied Universal Holdco, LLC
25,000 6.625%,  7/15/2026
a
22,875
85,000 4.625%,  6/1/2028
a
70,204
35,000 6.000%,  6/1/2029
a
25,402
Principal
Amount Long-Term Fixed Income (74.2%) Value
Consumer Cyclical (6.4%) - continued
Allison Transmission, Inc.
$ 60,000 4.750%,  10/1/2027
a
$ 55,640
20,000 3.750%,  1/30/2031
a
16,450
American Axle & Manufacturing,
Inc.
107,000 6.500%,  4/1/2027
b
96,512
Arko Corporation
32,000 5.125%,  11/15/2029
a
25,126
Ashton Woods USA, LLC
30,000 4.625%,  8/1/2029
a
24,022
10,000 4.625%,  4/1/2030
a
8,026
Bloomin' Brands, Inc., Convertible
2,000 5.000%,  5/1/2025 3,625
Boyd Gaming Corporation
50,000 4.750%,  6/15/2031
a
43,500
Boyne USA, Inc.
40,000 4.750%,  5/15/2029
a
35,402
Brookfield Residential Properties,
Inc.
34,000 6.250%,  9/15/2027
a
30,195
Burlington Stores, Inc., Convertible
37,000 2.250%,  4/15/2025 42,550
Caesars Entertainment, Inc.
71,000 6.250%,  7/1/2025
a
68,989
45,000 8.125%,  7/1/2027
a
44,215
70,000 4.625%,  10/15/2029
a
56,967
Carnival Corporation
37,000 10.500%,  2/1/2026
a
37,176
73,000 7.625%,  3/1/2026
a
57,859
85,000 5.750%,  3/1/2027
a
60,693
Cedar Fair, LP
24,000 5.375%,  4/15/2027 22,920
62,000 5.250%,  7/15/2029 55,679
Churchill Downs, Inc.
25,000 4.750%,  1/15/2028
a
22,372
Cinemark USA, Inc.
81,000 5.875%,  3/15/2026
a
67,470
Clarios Global, LP
15,000 8.500%,  5/15/2027
a
14,647
Cracker Barrel Old Country Store,
Inc., Convertible
13,000 0.625%,  6/15/2026 11,099
Dana, Inc.
55,000 5.625%,  6/15/2028 50,032
Empire Communities Corporation
41,000 7.000%,  12/15/2025
a
37,071
Expedia Group, Inc., Convertible
14,000 Zero Coupon,  2/15/2026 12,193
Ford Motor Company
88,000 3.250%,  2/12/2032 65,995
52,000 6.100%,  8/19/2032 48,015
Ford Motor Company, Convertible
53,000 Zero Coupon,  3/15/2026 50,005
Ford Motor Credit Company, LLC
139,000 2.300%,  2/10/2025 126,890
75,000 4.134%,  8/4/2025 70,199
85,000 2.700%,  8/10/2026 73,814
Forestar Group, Inc.
40,000 3.850%,  5/15/2026
a
35,068
FTI Consulting, Inc., Convertible
25,000 2.000%,  8/15/2023 39,325

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.2%) Value
Consumer Cyclical (6.4%) - continued
General Motors Financial
Company, Inc.
$ 50,000 5.700%,  9/30/2030
c,d
$ 42,319
Goodyear Tire & Rubber Company
40,000 5.000%,  7/15/2029 33,366
20,000 5.250%,  7/15/2031 16,359
Guitar Center Escrow Issuer II, Inc.
15,000 8.500%,  1/15/2026
a
12,328
Hanesbrands, Inc.
43,000 4.875%,  5/15/2026
a
38,424
Hilton Domestic Operating
Company, Inc.
30,000 4.875%,  1/15/2030 27,186
23,000 3.625%,  2/15/2032
a
18,418
Hilton Grand Vacations Borrower
Escrow, LLC
90,000 5.000%,  6/1/2029
a
77,400
Hilton Worldwide Finance, LLC
70,000 4.875%,  4/1/2027 66,628
International Game Technology plc
81,000 5.250%,  1/15/2029
a
75,481
Jacobs Entertainment, Inc.
32,000 6.750%,  2/15/2029
a
28,884
KB Home
45,000 4.800%,  11/15/2029 39,132
L Brands, Inc.
120,000 6.625%,  10/1/2030
a
112,608
10,000 6.875%,  11/1/2035 8,889
Macy's Retail Holdings, LLC
70,000 5.875%,  4/1/2029
a
61,978
Magic MergerCo, Inc.
40,000 5.250%,  5/1/2028
a
32,181
Marriott Vacations Worldwide
Corporation,  Convertible
30,000 Zero Coupon,  1/15/2026 29,250
Mattamy Group Corporation
47,000 5.250%,  12/15/2027
a
41,681
MGM Resorts International
15,000 6.000%,  3/15/2023 14,947
110,000 5.500%,  4/15/2027 102,323
NCL Corporation, Ltd.
63,000 3.625%,  12/15/2024
a
53,825
16,000 5.875%,  3/15/2026
a
12,568
25,000 5.875%,  2/15/2027
a
21,657
PENN Entertainment, Inc.
55,000 4.125%,  7/1/2029
a
43,450
PetSmart, Inc./PetSmart Finance
Corporation
65,000 4.750%,  2/15/2028
a
58,858
72,000 7.750%,  2/15/2029
a
67,622
Prime Security Services Borrower,
LLC/Prime Finance, Inc.
101,000 5.750%,  4/15/2026
a
97,212
44,000 6.250%,  1/15/2028
a
40,047
Realogy Group, LLC
55,000 5.750%,  1/15/2029
a
41,601
Royal Caribbean Cruises, Ltd.
24,000 11.500%,  6/1/2025
a
25,740
86,000 4.250%,  7/1/2026
a
69,518
57,000 9.250%,  1/15/2029
a
58,573
Principal
Amount Long-Term Fixed Income (74.2%) Value
Consumer Cyclical (6.4%) - continued
Scientific Games International, Inc.
$ 65,000 7.250%,  11/15/2029
a
$ 62,400
34,000 6.625%,  3/1/2030
a
28,720
SeaWorld Parks and
Entertainment, Inc.
24,000 5.250%,  8/15/2029
a
20,897
Six Flags Theme Parks, Inc.
18,000 7.000%,  7/1/2025
a
18,123
Staples, Inc.
47,000 7.500%,  4/15/2026
a
40,452
49,000 10.750%,  4/15/2027
a,b
35,285
Station Casinos, LLC
39,000 4.625%,  12/1/2031
a,b
31,285
Travel + Leisure Company
42,000 6.625%,  7/31/2026
a
41,087
Tripadvisor, Inc.
12,000 7.000%,  7/15/2025
a
11,856
Uber Technologies, Inc.
35,000 6.250%,  1/15/2028
a,b
33,600
Vail Resorts, Inc., Convertible
34,000 Zero Coupon,  1/1/2026 31,535
VICI Properties, LP/VICI Note
Company, Inc.
40,000 4.625%,  6/15/2025
a
38,350
50,000 4.500%,  9/1/2026
a
47,054
24,000 3.750%,  2/15/2027
a
21,786
Wabash National Corporation
51,000 4.500%,  10/15/2028
a
43,431
Wyndham Hotels & Resorts, Inc.
30,000 4.375%,  8/15/2028
a
26,916
Yum! Brands, Inc.
75,000 4.750%,  1/15/2030
a
68,812
Total 3,818,604
Consumer Non-Cyclical (4.3%)
1375209 BC, Ltd.
38,000 9.000%,  1/30/2028
a
37,003
Albertson's Companies, Inc.
75,000 4.625%,  1/15/2027
a
69,665
69,000 3.500%,  3/15/2029
a
57,890
Aramark Services, Inc.
79,000 5.000%,  2/1/2028
a
73,702
Avantor Funding, Inc.
48,000 4.625%,  7/15/2028
a
43,615
B&G Foods, Inc.
24,000 5.250%,  9/15/2027 18,405
Bausch Health Companies, Inc.
23,000 5.500%,  11/1/2025
a,b
19,539
68,000 11.000%,  9/30/2028
a
53,030
BioMarin Pharmaceutical, Inc.,
Convertible
37,000 1.250%,  5/15/2027
b
39,759
Central Garden & Pet Company
65,000 4.125%,  10/15/2030 53,391
Cheplapharm Arzneimittel GmbH
10,000 5.500%,  1/15/2028
a
8,362
Chobani, LLC/Chobani Finance
Corporation, Inc.
60,000 4.625%,  11/15/2028
a
52,237

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.2%) Value
Consumer Non-Cyclical (4.3%) - continued
Community Health Systems, Inc.
$ 19,000 8.000%,  12/15/2027
a
$ 17,197
40,000 6.000%,  1/15/2029
a
33,459
47,000 6.875%,  4/15/2029
a
24,156
Coty, Inc.
55,000 5.000%,  4/15/2026
a
52,155
Edgewell Personal Care Company
45,000 5.500%,  6/1/2028
a
42,085
Embecta Corporation
20,000 6.750%,  2/15/2030
a
18,050
Encompass Health Corporation
100,000 4.500%,  2/1/2028 90,840
Energizer Holdings, Inc.
15,000 4.750%,  6/15/2028
a
12,999
40,000 4.375%,  3/31/2029
a
33,922
HCA, Inc.
103,000 5.375%,  2/1/2025 102,875
HFC Prestige Products, Inc.
64,000 4.750%,  1/15/2029
a
57,920
HLF Financing SARL, LLC
117,000 4.875%,  6/1/2029
a
80,586
Ionis Pharmaceuticals, Inc.,
Convertible
20,000 0.125%,  12/15/2024 18,162
18,000 Zero Coupon,  4/1/2026 16,616
Jazz Investments I, Ltd.,
Convertible
40,000 2.000%,  6/15/2026 47,550
Jazz Securities DAC
31,000 4.375%,  1/15/2029
a
27,626
Mattel, Inc.
85,000 3.375%,  4/1/2026
a
78,149
Mozart Debt Merger Sub, Inc.
41,000 3.875%,  4/1/2029
a
33,044
41,000 5.250%,  10/1/2029
a
32,565
Organon & Company
58,000 4.125%,  4/30/2028
a
51,353
Owens & Minor, Inc.
42,000 6.625%,  4/1/2030
a
36,095
Performance Food Group, Inc.
36,000 4.250%,  8/1/2029
a
31,198
Perrigo Finance Unlimited
Company
93,000 4.375%,  3/15/2026 86,266
Pilgrim's Pride Corporation
41,000 3.500%,  3/1/2032
a
32,083
Post Holdings, Inc.
49,000 5.750%,  3/1/2027
a
47,387
33,000 5.625%,  1/15/2028
a
31,064
20,000 5.500%,  12/15/2029
a
18,098
46,000 4.500%,  9/15/2031
a
38,670
Post Holdings, Inc., Convertible
46,000 2.500%,  8/15/2027
a
48,309
Primo Water Holdings, Inc.
8,000 4.375%,  4/30/2029
a
6,909
Scotts Miracle-Gro Company
37,000 4.500%,  10/15/2029 29,970
SEG Holding, LLC
100,000 5.625%,  10/15/2028
a
94,000
Principal
Amount Long-Term Fixed Income (74.2%) Value
Consumer Non-Cyclical (4.3%) - continued
Simmons Foods, Inc.
$ 88,000 4.625%,  3/1/2029
a
$ 71,637
Spectrum Brands, Inc.
45,000 5.000%,  10/1/2029
a
38,944
10,000 5.500%,  7/15/2030
a
8,825
Syneos Health, Inc.
50,000 3.625%,  1/15/2029
a
39,817
Teleflex, Inc.
61,000 4.250%,  6/1/2028
a
55,685
Tenet Healthcare Corporation
12,000 4.625%,  7/15/2024 11,703
42,000 6.250%,  2/1/2027
a
40,342
155,000 5.125%,  11/1/2027
a
144,187
62,000 6.125%,  10/1/2028
a
55,510
Teva Pharmaceutical Finance
Netherlands III BV
118,000 3.150%,  10/1/2026 103,191
Topgolf Callaway Brands
Corporation, Convertible
16,000 2.750%,  5/1/2026 20,810
TreeHouse Foods, Inc.
67,000 4.000%,  9/1/2028 56,950
United Natural Foods, Inc.
24,000 6.750%,  10/15/2028
a
23,060
Winnebago Industries, Inc.,
Convertible
20,000 1.500%,  4/1/2025 20,975
Total 2,589,592
Energy (7.2%)
Antero Resources Corporation
45,000 5.375%,  3/1/2030
a
41,720
Archrock Partners, LP/Archrock
Partners Finance Corporation
65,000 6.250%,  4/1/2028
a
59,476
Blue Racer Midstream, LLC/Blue
Racer Finance Corporation
15,000 7.625%,  12/15/2025
a
14,888
34,000 6.625%,  7/15/2026
a
32,911
BP Capital Markets plc
314,000 4.875%,  3/22/2030
c,d
274,750
Buckeye Partners, LP
65,000 3.950%,  12/1/2026 58,155
Callon Petroleum Company
45,000 8.250%,  7/15/2025 44,775
26,000 7.500%,  6/15/2030
a
23,790
Cheniere Energy Partners, LP
30,000 4.500%,  10/1/2029 26,977
18,000 3.250%,  1/31/2032 14,305
Cheniere Energy, Inc.
20,000 4.625%,  10/15/2028 18,077
Chesapeake Energy Corporation
87,000 6.750%,  4/15/2029
a
84,703
CNX Resources Corporation
40,000 6.000%,  1/15/2029
a
36,806
CNX Resources Corporation,
Convertible
25,000 2.250%,  5/1/2026 36,650
Comstock Resources, Inc.
20,000 6.750%,  3/1/2029
a
18,050
30,000 5.875%,  1/15/2030
a
25,791

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.2%) Value
Energy (7.2%) - continued
CQP Holdco, LP/BIP-V Chinnok
Holdco, LLC
$ 41,000 5.500%,  6/15/2031
a
$ 35,814
CrownRock Finance, Inc.
59,000 5.625%,  10/15/2025
a
56,935
DT Midstream, Inc.
80,000 4.125%,  6/15/2029
a
68,729
10,000 4.375%,  6/15/2031
a
8,389
Enbridge, Inc.
250,000 7.375%,  1/15/2083
c
242,273
115,000 7.625%,  1/15/2083
c
113,426
52,000 5.750%,  7/15/2080
c
47,019
Endeavor Energy Resources, LP
45,000 5.750%,  1/30/2028
a
43,088
Enerflex, Ltd.
32,000 9.000%,  10/15/2027
a
31,912
Energy Transfer, LP
135,000 6.750%,  5/15/2025
c,d
116,775
243,000 6.500%,  11/15/2026
c,d
208,980
EnLink Midstream Partners, LP
65,000 4.850%,  7/15/2026 61,102
Enterprise Products Operating,
LLC
37,000
7.630%,  (LIBOR 3M +
2.986%), 8/16/2077
c
33,487
EQM Midstream Partners, LP
41,000 4.750%,  1/15/2031
a
33,517
EQT Corporation, Convertible
21,000 1.750%,  5/1/2026 48,762
Ferrellgas, LP
39,000 5.375%,  4/1/2026
a
35,476
Harvest Midstream, LP
92,000 7.500%,  9/1/2028
a
87,808
Hess Midstream Operations, LP
40,000 5.625%,  2/15/2026
a
38,963
29,000 5.500%,  10/15/2030
a
26,531
Hilcorp Energy I, LP/Hilcorp
Finance Company
75,000 5.750%,  2/1/2029
a
66,755
51,000 6.250%,  4/15/2032
a
44,009
Holly Energy Partners, LP/Holly
Energy Finance Corporation
36,000 6.375%,  4/15/2027
a
35,370
Howard Midstream Energy
Partners, LLC
54,000 6.750%,  1/15/2027
a
51,761
ITT Holdings, LLC
55,000 6.500%,  8/1/2029
a
46,318
Laredo Petroleum, Inc.
110,000 7.750%,  7/31/2029
a
99,009
MEG Energy Corporation
54,000 7.125%,  2/1/2027
a
55,074
MPLX, LP
140,000 6.875%,  2/15/2023
c,d
137,900
Murphy Oil Corporation
40,000 5.875%,  12/1/2027 38,492
Nabors Industries, Ltd.
85,000 7.250%,  1/15/2026
a
80,104
NuStar Logistics, LP
50,000 5.750%,  10/1/2025 48,067
Principal
Amount Long-Term Fixed Income (74.2%) Value
Energy (7.2%) - continued
Oasis Petroleum, Inc.
$ 45,000 6.375%,  6/1/2026
a
$ 43,827
Occidental Petroleum Corporation
65,000 8.500%,  7/15/2027 69,992
20,000 6.450%,  9/15/2036 20,400
Permian Resources Operating,
LLC, Convertible
6,000 3.250%,  4/1/2028 10,131
Pioneer Natural Resources
Company, Convertible
7,000 0.250%,  5/15/2025 16,324
Plains All American Pipeline, LP
60,000
8.716%,  (LIBOR 3M +
4.110%), 2/3/2023
c,d
51,600
Precision Drilling Corporation
50,000 6.875%,  1/15/2029
a
46,550
Range Resources Corporation
46,000 4.750%,  2/15/2030
a
40,531
SM Energy Company
53,000 6.625%,  1/15/2027 51,051
20,000 6.500%,  7/15/2028 19,175
Southwestern Energy Company
25,000 5.375%,  2/1/2029 23,176
55,000 5.375%,  3/15/2030 50,161
25,000 4.750%,  2/1/2032 21,365
Suburban Propane Partners, LP
29,000 5.875%,  3/1/2027 27,556
25,000 5.000%,  6/1/2031
a
21,250
Sunoco, LP
40,000 6.000%,  4/15/2027 39,388
10,000 5.875%,  3/15/2028 9,470
35,000 4.500%,  4/30/2030 30,382
Tallgrass Energy Partners LP/
Tallgrass Energy Finance
Corporation
108,000 5.500%,  1/15/2028
a
95,779
Teine Energy, Ltd.
30,000 6.875%,  4/15/2029
a
26,925
TransCanada Trust
100,000 5.600%,  3/7/2082
c
85,500
135,000 5.625%,  5/20/2075
c
127,575
165,000 5.300%,  3/15/2077
c
138,600
Transocean Proteus, Ltd.
8,000 6.250%,  12/1/2024
a
7,881
Transocean, Inc.
45,000 11.500%,  1/30/2027
a
45,113
USA Compression Partners, LP
55,000 6.875%,  4/1/2026 52,761
Venture Global Calcasieu Pass,
LLC
80,000 3.875%,  8/15/2029
a
70,000
25,000 4.125%,  8/15/2031
a
21,300
W&T Offshore, Inc.
19,000 9.750%,  11/1/2023
a
18,664
Weatherford International, Ltd.
51,000 8.625%,  4/30/2030
a
48,976
Western Midstream Operating, LP
109,000 3.950%,  6/1/2025 103,175
10,000 5.500%,  8/15/2048 8,300
Total 4,296,547

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.2%) Value
Financials (21.8%)
Acrisure, LLC/Acrisure Finance,
Inc.
$ 32,000 7.000%,  11/15/2025
a
$ 29,402
AerCap Holdings NV
90,000 5.875%,  10/10/2079
c
81,940
Air Lease Corporation
218,000 4.650%,  6/15/2026
c,d
182,187
Aircastle, Ltd.
135,000 5.250%,  6/15/2026
a,c,d
103,950
Alliant Holdings Intermediate, LLC
26,000 6.750%,  10/15/2027
a
23,370
Ally Financial, Inc.
301,000 4.700%,  5/15/2026
c,d
201,294
85,000 4.700%,  5/15/2028
c,d
53,231
American Express Company
110,000 3.550%,  9/15/2026
c,d
90,365
AmWINS Group, Inc.
30,000 4.875%,  6/30/2029
a
25,444
Ares Capital Corporation,
Convertible
11,000 4.625%,  3/1/2024 11,667
BAC Capital Trust XIV
90,000
5.169%,  (LIBOR 3M +
0.400%), 1/19/2023
c,d
68,879
Banco Santander SA
120,000 4.750%,  11/12/2026
c,d
97,169
Bank of America Corporation
284,000 6.250%,  9/5/2024
c,d
272,742
110,000 6.100%,  3/17/2025
c,d
106,150
60,000 6.300%,  3/10/2026
c,d
59,554
240,000 4.375%,  1/27/2027
c,d
203,263
350,000 6.125%,  4/27/2027
b,c,d
343,437
Bank of New York Mellon
Corporation
142,000 4.700%,  9/20/2025
c,d
136,338
Bank of Nova Scotia
254,000 4.900%,  6/4/2025
c,d
243,522
Barclays plc
75,000 4.375%,  3/15/2028
c,d
57,187
Blackstone Mortgage Trust, Inc.,
Convertible
11,000 5.500%,  3/15/2027 9,398
BNP Paribas SA
200,000 7.750%,  8/16/2029
a,c,d
197,500
Brookfield Property REIT, Inc.
13,000 5.750%,  5/15/2026
a
11,875
Capital One Financial Corporation
50,000 3.950%,  9/1/2026
c,d
39,269
Centene Corporation
85,000 4.250%,  12/15/2027 79,718
63,000 4.625%,  12/15/2029 57,572
Charles Schwab Corporation
191,000 5.375%,  6/1/2025
c,d
186,798
176,000 4.000%,  6/1/2026
c,d
152,680
140,000 5.000%,  6/1/2027
c,d
127,820
160,000 4.000%,  12/1/2030
c,d
127,592
Citigroup, Inc.
100,000 5.950%,  4/30/2023
c,d
99,025
60,000 5.000%,  9/12/2024
c,d
53,401
200,000 5.950%,  5/15/2025
c,d
180,140
210,000 4.000%,  12/10/2025
c,d
182,935
Principal
Amount Long-Term Fixed Income (74.2%) Value
Financials (21.8%) - continued
$ 255,000 3.875%,  2/18/2026
c,d
$ 217,387
140,000 4.150%,  11/15/2026
c,d
114,300
Citizens Financial Group, Inc.
110,000 4.000%,  10/6/2026
c,d
88,303
Coinbase Global, Inc.
16,000 3.625%,  10/1/2031
a
7,706
Coinbase Global, Inc., Convertible
37,000 0.500%,  6/1/2026 20,899
Comerica, Inc.
22,000 5.625%,  7/1/2025
c,d
21,228
Corebridge Financial, Inc.
87,000 6.875%,  12/15/2052
a,c
80,391
Credit Acceptance Corporation
65,000 5.125%,  12/31/2024
*
61,086
Credit Agricole SA
52,000 6.875%,  9/23/2024
a,c,d
49,806
44,000 8.125%,  12/23/2025
a,c,d
44,546
200,000 4.750%,  3/23/2029
a,c,d
160,284
Credit Suisse Group AG
55,000 7.500%,  12/11/2023
a,c,d
47,850
55,000 7.250%,  9/12/2025
a,c,d
39,537
200,000 9.750%,  6/23/2027
a,c,d
174,213
Dai-ichi Life Insurance Company,
Ltd.
275,000 5.100%,  10/28/2024
a,c,d
268,078
Deutsche Bank AG
275,000 6.000%,  10/30/2025
c,d
233,220
16,000 4.296%,  5/24/2028
c
15,052
Drawbridge Special Opportunities
Fund, LP
100,000 3.875%,  2/15/2026
a
90,130
Fifth Third Bancorp
105,000 4.500%,  9/30/2025
c,d
97,547
Fortress Transportation and
Infrastructure Investors, LLC
32,000 6.500%,  10/1/2025
a
30,087
35,000 9.750%,  8/1/2027
a
35,087
Genworth Mortgage Holdings, Inc.
31,000 6.500%,  8/15/2025
a
30,422
Global Net Lease, Inc.
90,000 3.750%,  12/15/2027
a
74,423
goeasy, Ltd.
16,000 5.375%,  12/1/2024
a
15,349
Goldman Sachs Group, Inc.
130,000 5.500%,  8/10/2024
c,d
126,032
140,000 4.400%,  2/10/2025
c,d
116,973
145,000 3.650%,  8/10/2026
c,d
117,088
130,000 4.125%,  11/10/2026
c,d
108,212
Hartford Financial Services Group,
Inc.
120,000
6.731%,  (LIBOR 3M +
2.125%), 2/12/2047
a,c
100,456
HAT Holdings I, LLC/HAT Holdings
II, LLC, Convertible
10,000 Zero Coupon,  5/1/2025
a
9,156
HSBC Holdings plc
46,000 6.375%,  3/30/2025
c,d
44,578
110,000 4.600%,  12/17/2030
c,d
85,578
HUB International, Ltd.
22,000 7.000%,  5/1/2026
a
21,538
34,000 5.625%,  12/1/2029
a
29,695

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.2%) Value
Financials (21.8%) - continued
Huntington Bancshares, Inc.
$ 130,000 4.450%,  10/15/2027
c,d
$ 116,292
Icahn Enterprises, LP
83,000 4.750%,  9/15/2024 79,576
40,000 6.375%,  12/15/2025 38,792
25,000 6.250%,  5/15/2026 24,022
50,000 5.250%,  5/15/2027 45,780
Intesa Sanpaolo SPA
16,000 5.017%,  6/26/2024
a
15,381
iStar, Inc.
85,000 4.250%,  8/1/2025 83,294
J.P. Morgan Chase & Company
115,000 5.150%,  5/1/2023
c,d
112,269
50,000 6.000%,  8/1/2023
b,c,d
48,905
470,000 5.000%,  8/1/2024
c,d
430,017
150,000 4.600%,  2/1/2025
c,d
132,188
100,000 3.650%,  6/1/2026
c,d
85,625
100,000
5.606%,  (LIBOR 3M +
1.000%), 5/15/2047
c
76,557
Jefferies Finance, LLC
36,000 5.000%,  8/15/2028
a
29,366
KKR Real Estate Finance Trust,
Inc., Convertible
6,000 6.125%,  5/15/2023 5,889
Lincoln National Corporation
100,000
7.007%,  (LIBOR 3M +
2.358%), 2/17/2023
c
77,000
116,000 9.250%,  12/1/2027
c,d
123,250
Lloyds Banking Group plc
42,000 7.500%,  6/27/2024
c,d
40,706
LPL Holdings, Inc.
45,000 4.000%,  3/15/2029
a
39,155
M&T Bank Corporation
117,000 3.500%,  9/1/2026
c,d
90,676
MetLife, Inc.
140,000 3.850%,  9/15/2025
c,d
130,025
200,000 5.875%,  3/15/2028
c,d
190,174
116,000 6.400%,  12/15/2036 112,184
Molina Healthcare, Inc.
41,000 4.375%,  6/15/2028
a
37,416
MPT Operating Partnership, LP
47,000 4.625%,  8/1/2029 35,841
Nationstar Mortgage Holdings,
Inc.
41,000 6.000%,  1/15/2027
a
36,695
NatWest Group plc
110,000 4.600%,  6/28/2031
c,d
78,752
Navient Corporation
45,000 5.500%,  1/25/2023 44,923
15,000 5.000%,  3/15/2027 13,131
Necessity Retail REIT, Inc.
73,000 4.500%,  9/30/2028
a
53,655
Nippon Life Insurance Company
205,000 2.900%,  9/16/2051
a,c
163,965
260,000 5.100%,  10/16/2044
a,c
254,037
129,000 3.400%,  1/23/2050
a,c
109,415
Office Properties Income Trust
16,000 4.250%,  5/15/2024 15,153
OneMain Finance Corporation
80,000 6.875%,  3/15/2025 76,854
74,000 7.125%,  3/15/2026 70,365
Principal
Amount Long-Term Fixed Income (74.2%) Value
Financials (21.8%) - continued
Park Intermediate Holdings, LLC
$ 15,000 4.875%,  5/15/2029
a
$ 12,698
Pebblebrook Hotel Trust,
Convertible
36,000 1.750%,  12/15/2026 29,610
PennyMac Financial Services, Inc.
32,000 4.250%,  2/15/2029
a
24,957
PNC Financial Services Group,
Inc.
110,000 3.400%,  9/15/2026
c,d
87,175
180,000 6.000%,  5/15/2027
c,d
169,132
116,000 6.200%,  9/15/2027
c,d
113,361
PRA Group, Inc.
30,000 7.375%,  9/1/2025
a
29,145
Provident Financing Trust I
30,000 7.405%,  3/15/2038 31,200
Prudential Financial, Inc.
250,000 5.125%,  3/1/2052
c
227,500
150,000 5.625%,  6/15/2043
c
147,375
190,000 5.200%,  3/15/2044
c
180,624
25,000 3.700%,  10/1/2050
c
21,097
QBE Insurance Group, Ltd.
44,000 5.875%,  5/12/2025
a,c,d
41,478
Radian Group, Inc.
45,000 4.875%,  3/15/2027 41,231
Regions Financial Corporation
104,000 5.750%,  6/15/2025
c,d
101,372
RLJ Lodging Trust, LP
20,000 3.750%,  7/1/2026
a
17,812
Rocket Mortgage Co-Issuer, Inc.
45,000 3.625%,  3/1/2029
a
35,660
Service Properties Trust
23,000 4.650%,  3/15/2024 21,968
12,000 4.350%,  10/1/2024 10,909
66,000 7.500%,  9/15/2025 62,893
20,000 5.500%,  12/15/2027 17,223
SLM Corporation
10,000 4.200%,  10/29/2025 9,150
Standard Chartered plc
125,000 6.000%,  7/26/2025
a,c,d
120,243
Starwood Property Trust, Inc.,
Convertible
7,000 4.375%,  4/1/2023 6,786
Sumitomo Life Insurance Company
225,000 3.375%,  4/15/2081
a,c
187,704
Summit Hotel Properties, Inc.,
Convertible
17,000 1.500%,  2/15/2026 14,518
SVB Financial Group
150,000 4.000%,  5/15/2026
c,d
99,003
200,000 4.250%,  11/15/2026
c,d
131,210
Toronto-Dominion Bank
200,000 8.125%,  10/31/2082
c
208,000
Truist Financial Corporation
169,000 4.950%,  9/1/2025
c,d
161,581
110,000 5.100%,  3/1/2030
c,d
101,750
U.S. Bancorp
130,000 3.700%,  1/15/2027
c,d
106,275
UBS Group AG
250,000 4.875%,  2/12/2027
a,c,d
211,875

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.2%) Value
Financials (21.8%) - continued
United Wholesale Mortgage, LLC
$ 12,000 5.500%,  11/15/2025
a
$ 10,807
33,000 5.500%,  4/15/2029
a
26,251
USB Realty Corporation
170,000
5.226%,  (LIBOR 3M +
1.147%), 1/15/2027
a,c,d
129,838
USI, Inc./NY
16,000 6.875%,  5/1/2025
a
15,414
Wells Fargo & Company
215,000 3.900%,  3/15/2026
c,d
188,182
100,000
4.579%,  (LIBOR 3M +
0.500%), 1/15/2027
c
92,796
XHR, LP
20,000 6.375%,  8/15/2025
a
19,229
23,000 4.875%,  6/1/2029
a
18,840
Total 13,074,248
Mortgage-Backed Securities (5.5%)
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
3,075,000 5.500%,  1/1/2041
e
3,082,585
200,000 6.000%,  1/1/2042
e
202,951
Total 3,285,536
Technology (2.6%)
Akamai Technologies, Inc.,
Convertible
22,000 0.125%,  5/1/2025 23,100
21,000 0.375%,  9/1/2027 20,223
Black Knight InfoServ, LLC
54,000 3.625%,  9/1/2028
a
46,737
Block, Inc., Convertible
19,000 0.500%,  5/15/2023 19,694
9,000 0.250%,  11/1/2027 6,784
CommScope Technologies
Finance, LLC
40,000 6.000%,  6/15/2025
a
36,400
CommScope, Inc.
70,000 7.125%,  7/1/2028
a
50,041
Euronet Worldwide, Inc.,
Convertible
8,000 0.750%,  3/15/2049 7,565
Gartner, Inc.
45,000 3.625%,  6/15/2029
a
39,542
80,000 3.750%,  10/1/2030
a
68,957
InterDigital, Inc., Convertible
18,000 3.500%,  6/1/2027
a
17,010
Iron Mountain, Inc.
50,000 4.875%,  9/15/2027
a
45,980
50,000 5.000%,  7/15/2028
a
44,909
45,000 4.875%,  9/15/2029
a
39,249
45,000 5.250%,  7/15/2030
a
39,105
50,000 4.500%,  2/15/2031
a
41,097
Lumentum Holdings, Inc.,
Convertible
29,000 0.250%,  3/15/2024 30,494
7,000 0.500%,  6/15/2028
a
5,298
MACOM Technology Solutions
Holdings, Inc., Convertible
31,000 0.250%,  3/15/2026 30,675
Principal
Amount Long-Term Fixed Income (74.2%) Value
Technology (2.6%) - continued
Microchip Technology, Inc.,
Convertible
$ 6,000 0.125%,  11/15/2024 $ 6,435
14,000 1.625%,  2/15/2027 27,790
Minerva Merger Sub, Inc.
56,000 6.500%,  2/15/2030
a
41,268
MSCI, Inc.
45,000 4.000%,  11/15/2029
a
39,197
NCR Corporation
135,000 6.125%,  9/1/2029
a
126,233
ON Semiconductor Corporation,
Convertible
27,000 Zero Coupon,  5/1/2027 35,775
Open Text Corporation
90,000 4.125%,  2/15/2030
a
72,195
Progress Software Corporation,
Convertible
14,000 1.000%,  4/15/2026 14,308
PTC, Inc.
10,000 3.625%,  2/15/2025
a
9,524
40,000 4.000%,  2/15/2028
a
36,001
Rackspace Technology Global,
Inc.
65,000 5.375%,  12/1/2028
a
28,331
Sabre GLBL, Inc., Convertible
18,000 4.000%,  4/15/2025 19,294
Seagate HDD Cayman
146,550 9.625%,  12/1/2032
a
160,736
Semtech Corporation, Convertible
4,000 1.625%,  11/1/2027
a
4,090
Sensata Technologies, Inc.
47,000 3.750%,  2/15/2031
a
38,664
Shift4 Payments, LLC
10,000 4.625%,  11/1/2026
a
9,448
SS&C Technologies, Inc.
141,000 5.500%,  9/30/2027
a
132,032
Teradyne, Inc., Convertible
1,000 1.250%,  12/15/2023 2,751
Verint Systems, Inc., Convertible
19,000 0.250%,  4/15/2026 16,530
Viavi Solutions, Inc.
38,000 3.750%,  10/1/2029
a
31,937
Viavi Solutions, Inc., Convertible
16,000 1.000%,  3/1/2024 16,064
Vishay Intertechnology, Inc.,
Convertible
33,000 2.250%,  6/15/2025 31,848
Ziff Davis, Inc., Convertible
33,000 1.750%,  11/1/2026
a
32,901
Total 1,546,212
Transportation (1.2%)
Air Transport Services Group, Inc.,
Convertible
12,000 1.125%,  10/15/2024 12,436
Allegiant Travel Company
37,000 7.250%,  8/15/2027
a
35,193
American Airlines Group, Inc.
13,000 3.750%,  3/1/2025
a
11,011

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (74.2%) Value
Transportation (1.2%) - continued
American Airlines, Inc.
$ 111,000 11.750%,  7/15/2025
a
$ 119,059
121,000 5.500%,  4/20/2026
a
116,359
Avis Budget Car Rental, LLC
45,000 5.375%,  3/1/2029
a,b
38,495
Delta Air Lines, Inc.
25,000 7.000%,  5/1/2025
a
25,549
10,000 7.375%,  1/15/2026 10,217
Hawaiian Brand Intellectual
Property, Ltd.
22,000 5.750%,  1/20/2026
a
19,910
Hertz Corporation
34,000 4.625%,  12/1/2026
a
28,475
40,000 5.000%,  12/1/2029
a
30,344
JetBlue Airways Corporation,
Convertible
32,000 0.500%,  4/1/2026 23,330
Southwest Airlines Company,
Convertible
43,000 1.250%,  5/1/2025 51,643
United Airlines, Inc.
47,000 4.375%,  4/15/2026
a
43,566
38,000 4.625%,  4/15/2029
a
33,086
VistaJet Malta Finance plc
50,000 6.375%,  2/1/2030
a
40,091
XPO Escrow Sub, LLC
48,000 7.500%,  11/15/2027
a
48,572
Total 687,336
U.S. Government & Agencies (10.9%)
U.S. Treasury Bonds
2,955,000 1.375%,  11/15/2031 2,405,093
U.S. Treasury Notes
4,600,000 1.250%,  12/31/2026 4,119,336
Total 6,524,429
Utilities (3.2%)
Algonquin Power & Utilities
Corporation
175,000 4.750%,  1/18/2082
c
141,750
American Electric Power
Company, Inc.
250,000 3.875%,  2/15/2062
c
194,777
Calpine Corporation
48,000 4.500%,  2/15/2028
a
42,815
Dominion Energy, Inc.
146,000 4.650%,  12/15/2024
c,d
127,750
150,000 4.350%,  1/15/2027
c,d
125,990
Duke Energy Corporation
123,000 3.250%,  1/15/2082
c
89,840
45,000 4.875%,  9/16/2024
c,d
41,062
Edison International
210,000 5.000%,  12/15/2026
c,d
175,549
NextEra Energy Capital Holdings,
Inc.
185,000 3.800%,  3/15/2082
c
150,746
NextEra Energy Operating
Partners, LP
100,000 3.875%,  10/15/2026
a
91,502
Principal
Amount Long-Term Fixed Income (74.2%) Value
Utilities (3.2%) - continued
NextEra Energy Partners, LP,
Convertible
$ 8,000 Zero Coupon,  6/15/2024
a
$ 7,508
39,000 Zero Coupon,  11/15/2025
a
38,766
NiSource, Inc.
70,000 5.650%,  6/15/2023
c,d
65,275
NRG Energy, Inc.
115,000 3.375%,  2/15/2029
a
92,761
20,000 5.250%,  6/15/2029
a
17,655
NRG Energy, Inc., Convertible
16,000 2.750%,  6/1/2048 15,816
PG&E Corporation
47,000 5.000%,  7/1/2028 42,904
Sempra Energy
115,000 4.125%,  4/1/2052
c
89,049
44,000 4.875%,  10/15/2025
c,d
40,686
Southern Company
110,000 4.000%,  1/15/2051
c
100,100
90,000 3.750%,  9/15/2051
c
72,671
TerraForm Power Operating, LLC
100,000 5.000%,  1/31/2028
a
89,999
Vistra Operations Company, LLC
80,000 5.000%,  7/31/2027
a
74,247
Total 1,929,218
Total Long-Term Fixed Income
(cost $50,105,183) 44,402,304
Shares
Registered Investment
Companies ( 16.3% ) Value
Unaffiliated  (8.8%)
79,800 Aberdeen Asia-Pacific Income
Fund, Inc. 209,874
26,225 AllianceBernstein Global High
Income Fund, Inc. 241,794
223 Allspring Global Dividend
Opportunities Fund 975
30,727 Allspring Income Opportunities
Fund 196,345
12,883 Barings Global Short Duration
High Yield Fund 163,356
19,638 BlackRock Core Bond Trust 203,842
23,740 BlackRock Corporate High Yield
Fund, Inc. 207,488
23,878 BlackRock Credit Allocation
Income Trust 241,168
1,900 BlackRock Debt Strategies Fund,
Inc. 17,480
1,500 BlackRock Enhanced Equity
Dividend Trust 13,515
20,273 BlackRock Enhanced Global
Dividend Trust 193,810
6,800 BlackRock Enhanced International
Dividend Trust 34,136
1,350 BlackRock Floating Rate Income
Strategies Fund, Inc. 15,201
4,966 BlackRock Income Trust, Inc. 61,280
8,718 BlackRock Multi-Sector Income
Trust 123,883
14,650 Blackstone Strategic Credit Fund
b
154,997
32,498 BNY Mellon High Yield Strategies
Fund 70,196

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares
Registered Investment
Companies (16.3%) Value
Unaffiliated  (8.8%)- continued
6,554 Delaware Ivy High Income
Opportunities Fund $ 71,832
26,020 Eaton Vance Limited Duration
Income Fund 244,328
1,383 Eaton Vance Tax-Managed Global
Diversified Equity Income Fund 10,442
24,846 First Trust High Income Long/Short
Fund 284,487
13,673 First Trust Senior Floating Rate
Income Fund II 130,304
9,214 Invesco Dynamic Credit
Opportunities Fund
f
98,035
11,994 New America High Income Fund,
Inc. 79,160
55,800 Nuveen Credit Strategies Income
Fund 284,022
13,964 Nuveen Global High Income Fund 157,095
8,400 Nuveen Preferred Income
Opportunities Fund 61,152
9,400 Nuveen Quality Preferred Income
Fund II 63,920
13,279 Nuveen Short Duration Credit
Opportunities Fund 157,489
28,485 PGIM Global High Yield Fund, Inc. 308,777
19,984 PGIM High Yield Bond Fund, Inc. 237,210
9,093 Pimco Dynamic Income Fund 168,039
1,438 Pioneer High Income Fund, Inc. 9,347
4,840 Templeton Emerging Markets
Income Fund 26,572
2,580 Tri-Continental Corporation 66,125
17,400 Virtus Convertible & Income Fund 59,160
14,186 Virtus Dividend, Interest &
Premium Strategy Fund 160,018
2,775 Virtus Equity & Convertible Income
Fund 50,588
8,102 Voya Asia Pacific High Dividend
Equity Income Fund 49,665
30,100 Voya Global Equity Dividend &
Premium Opportunity Fund 162,841
47,693 Western Asset High Income
Opportunity Fund, Inc. 188,387
Total 5,278,335
Affiliated  (7.5%)
594,006 Thrivent Core Emerging Markets
Debt Fund 4,502,569
Total 4,502,569
Total Registered Investment
Companies (cost $12,319,608) 9,780,904
Shares Preferred Stock ( 6.8% ) Value
Communications Services (0.5%)
13,375 AT&T, Inc., 4.750%
d
233,260
274 Paramount Global, Convertible,
5.750% 6,787
6,000 Telephone and Data Systems, Inc.,
6.000%
d
78,600
Total 318,647
Shares Preferred Stock (6.8%) Value
Consumer Cyclical (0.2%)
5,500 Ford Motor Company, 6.000% $ 117,755
Total 117,755
Consumer Non-Cyclical (0.3%)
897 Becton, Dickinson and Company,
Convertible, 6.000% 44,922
379 Boston Scientific Corporation,
Convertible, 5.500% 43,517
3,200 CHS, Inc., 6.750%
c,d
76,896
4 Danaher Corporation, Convertible,
5.000% 5,426
Total 170,761
Energy (0.2%)
10,535 Crestwood Equity Partners, LP,
9.250%
d
91,233
525 Energy Transfer, LP, 7.600%
c,d
11,492
1,415 Nustar Logistics, LP, 10.813%
c
34,243
60 UGI Corporation, Convertible,
7.250% 5,186
Total 142,154
Financials (4.8%)
3,925 Aegon Funding Corporation II,
5.100% 74,810
8,500 Allstate Corporation, 5.100%
d
168,385
4,000 American International Group, Inc.
5.850%
d
85,640
8,500 Bank of America Corporation,
4.250%
d
144,075
32 Bank of America Corporation,
Convertible, 7.250%
d
37,120
5,300 Capital One Financial Corporation,
5.000%
d
95,400
2,000 Citigroup Capital XIII, 10.785%
c
56,800
8,200 Equitable Holdings, Inc., 5.250%
d
154,242
60 First Horizon Bank, 4.759%
*,c,d
46,800
3,000 First Horizon Corporation, 6.500%
d
73,050
8,500 First Republic Bank, 4.500%
d
146,710
7,200 J.P. Morgan Chase & Company,
4.200%
d
125,640
6,825 J.P. Morgan Chase & Company,
4.750%
d
131,449
1,900 J.P. Morgan Chase & Company,
5.750%
d
44,441
655 KKR & Company, Inc.,
Convertible, 6.000% 37,499
5,875 Morgan Stanley, 4.250%
b,d
100,932
5,500 Morgan Stanley, 5.850%
c,d
126,555
5,800 Morgan Stanley, 7.125%
c,d
145,870
5,500 Public Storage, 3.950%
d
90,310
5,950 Public Storage, 4.125%
d
102,399
850 Public Storage, 4.625%
d
16,244
225 Public Storage, 4.700%
d
4,343
3,500 Regions Financial Corporation,
5.700%
c,d
79,730
250 Synovus Financial Corporation,
5.875%
c,d
5,438
5,150 Truist Financial Corporation,
4.750%
b,d
98,314
5,900 U.S. Bancorp, 4.000%
d
95,816
13,500 Wells Fargo & Company, 4.250%
d
222,345
4,500 Wells Fargo & Company, 4.750%
d
82,440

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Preferred Stock (6.8%) Value
Financials (4.8%) - continued
224 Wells Fargo & Company,
Convertible, 7.500%
d
$ 265,440
Total 2,858,237
Utilities (0.8%)
522 AES Corporation, Convertible,
6.875% 53,249
289 American Electric Power
Company, Inc., Convertible,
6.125% 14,906
11,500 CMS Energy Corporation, 4.200%
d
203,206
181 NextEra Energy, Inc., Convertible,
5.279% 9,177
46 NiSource, Inc., Convertible,
7.750% 4,750
8,800 Southern Company, 4.950% 172,832
Total 458,120
Total Preferred Stock
(cost $5,316,432) 4,065,674
Shares
Collateral Held for Securities
Loaned ( 1.7% ) Value
991,002 Thrivent Cash Management Trust 991,002
Total Collateral Held for
Securities Loaned
(cost $991,002) 991,002
Shares Common Stock ( 1.1% ) Value
Communications Services (<0.1%)
613 AT&T, Inc. 11,286
33 Charter Communications, Inc.
g
11,190
21 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
f
105
Total 22,581
Consumer Discretionary (0.1%)
432 Bloomin' Brands, Inc. 8,692
9 Booking Holdings, Inc.
g
18,138
150 Dick's Sporting Goods, Inc. 18,043
Total 44,873
Energy (0.1%)
1,055 Permian Resources Corporation 9,917
168 Pioneer Natural Resources
Company 38,370
Total 48,287
Financials (0.4%)
1,466 AG Mortgage Investment Trust,
Inc. 7,784
2,300 AGNC Investment Corporation 23,805
1,162 Annaly Capital Management, Inc. 24,495
2,400 Apollo Commercial Real Estate
Finance, Inc. 25,824
1,900 BlackRock TCP Capital
Corporation 24,586
3,800 Chimera Investment Corporation 20,900
116 Encore Capital Group, Inc.
g
5,561
1,169 FS KKR Capital Corporation 20,457
2,182 Golub Capital BDC, Inc. 28,715
2,800 Granite Point Mortgage Trust, Inc. 15,008
Shares Common Stock (1.1%) Value
Financials (0.4%) - continued
4,050 Rithm Capital Corporation $ 33,089
675 Two Harbors Investment
Corporation 10,645
Total 240,869
Health Care (0.2%)
9 Becton, Dickinson and Company 2,289
41 BioMarin Pharmaceutical, Inc.
g
4,243
212 Danaher Corporation 56,269
131 Elevance Health, Inc. 67,199
6 Illumina, Inc.
g
1,213
Total 131,213
Industrials (0.1%)
219 Chart Industries, Inc.
g
25,235
100 FTI Consulting, Inc.
g
15,880
25 KBR, Inc. 1,320
Total 42,435
Information Technology (0.1%)
505 Akamai Technologies, Inc.
g
42,571
26 Microchip Technology, Inc. 1,826
126 ON Semiconductor Corporation
g
7,859
51 Teradyne, Inc. 4,455
Total 56,711
Materials (<0.1%)
192 Allegheny Technologies, Inc.
g
5,733
Total 5,733
Real Estate (<0.1%)
84 Kite Realty Group Trust 1,768
Total 1,768
Utilities (0.1%)
122 American Electric Power
Company, Inc. 11,584
421 NextEra Energy, Inc. 35,196
598 NiSource, Inc. 16,397
Total 63,177
Total Common Stock
(cost $730,376) 657,647
Shares or
Principal
Amount Short-Term Investments ( 6.3% ) Value
Thrivent Core Short-Term Reserve
Fund
370,220 4.710% 3,702,195
U.S. Treasury Bills
100,000 3.995%, 2/23/2023
h,i
99,398
Total Short-Term Investments
(cost $3,801,604) 3,801,593
Total Investments (cost
$73,264,205) 106.4% $63,699,124
Other Assets and Liabilities, Net
(6.4%) (3,851,500)
Total Net Assets 100.0% $59,847,624

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

a Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2022, the value of these investments was $16,676,064 or
27.9% of total net assets.
b All or a portion of the security is on loan.
c Denotes variable rate securities. The rate shown is as of
December 31, 2022. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
d Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
e Denotes investments purchased on a when-issued or
delayed-delivery basis.
f Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
g Non-income producing security.
h The interest rate shown reflects the yield.
i All or a portion of the security is pledged as collateral under the agreement between the counterparty, the custodian and
the fund for open swap contracts.
* Denotes restricted securities. Restricted securities are
investment securities which cannot be offered for public
sale without first being registered under the Securities
Act of 1933. The value of all restricted securities held in
Multidimensional Income Fund as of December 31, 2022
was $107,886 or 0.18% of total net assets. The following
table indicates the acquisition date and cost of restricted
securities shown in the schedule as of December 31, 2022.
Security
Acquisition
Date Cost
Credit Acceptance Corporation,
12/31/2024 5/29/2020 $ 64,892
First Horizon Bank, 4.759% 6/21/2017 46,020
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Multidimensional Income
Fund as of December 31, 2022:
Securities Lending Transactions
Long-Term Fixed Income $ 770,410
Common Stock 186,567
Total lending $956,977
Gross amount payable upon return of
collateral for securities loaned $991,002
Net amounts due to counterparty $34,025
Definitions:
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
Reference Rate Index:
LIBOR 3M - ICE Libor USD Rate 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $597,741
Gross unrealized depreciation (10,456,071)
Net unrealized appreciation (depreciation) ($9,858,330)
Cost for federal income tax purposes $73,564,410

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

i
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2022, in valuing Multidimensional Income Fund's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Long-Term Fixed Income
Basic Materials 1,194,515 – 1,194,515 –
Capital Goods 2,518,647 – 2,518,647 –
Collateralized Mortgage Obligations 44,865 – 44,865 –
Communications Services 2,892,555 – 2,892,555 –
Consumer Cyclical 3,818,604 – 3,818,604 –
Consumer Non-Cyclical 2,589,592 – 2,589,592 –
Energy 4,296,547 – 4,296,547 –
Financials 13,074,248 – 13,074,248 –
Mortgage-Backed Securities 3,285,536 – 3,285,536 –
Technology 1,546,212 – 1,546,212 –
Transportation 687,336 – 687,336 –
U.S. Government & Agencies 6,524,429 – 6,524,429 –
Utilities 1,929,218 – 1,929,218 –
Registered Investment Companies
Unaffiliated 5,278,335 5,180,300 – 98,035
Preferred Stock
Communications Services 318,647 318,647 – –
Consumer Cyclical 117,755 117,755 – –
Consumer Non-Cyclical 170,761 165,335 5,426 –
Energy 142,154 142,154 – –
Financials 2,858,237 2,811,437 46,800 –
Utilities 458,120 458,120 – –
Common Stock
Communications Services 22,581 22,476 – 105
Consumer Discretionary 44,873 44,873 – –
Energy 48,287 48,287 – –
Financials 240,869 240,869 – –
Health Care 131,213 131,213 – –
Industrials 42,435 42,435 – –
Information Technology 56,711 56,711 – –
Materials 5,733 5,733 – –
Real Estate 1,768 1,768 – –
Utilities 63,177 63,177 – –
Short-Term Investments 99,398 – 99,398 –
Subtotal Investments in Securities $54,503,358 $9,851,290 $44,553,928 $98,140
Other Investments  * Total
Affiliated Registered Investment Companies 4,502,569
Affiliated Short-Term Investments 3,702,195
Collateral Held for Securities Loaned 991,002
Subtotal Other Investments $9,195,766
Total Investments at Value $63,699,124
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Credit Default Swaps 6,956 – 6,956 –
Total Asset Derivatives $6,956 $– $6,956 $–

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents Multidimensional Income Fund's swaps contracts held as of December 31, 2022. Investments totaling $99,398 were pledged as collateral under the agreement between the counterparty, the custodian and the fund for open swap contracts.
Credit Default Swaps
Buy/Sell
Protection
1
Termination
Date
Notional
Principal
Amount
2
Upfront
Payments/
(Receipts) Value
3
Unrealized
Gain/(Loss)
CDX HY 39, 5 Year, at 5.00%, Quarterly Buy 12/20/2027 $ 1,240,000 $ – $ 6,956 $ 6,956
Total Credit Default Swaps $– $6,956 $6,956
1 As the buyer of protection, Multidimensional Income Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Multidimensional Income Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2 The maximum potential amount of future payments Multidimensional Income Fund could be required to make as the seller or receive as the buyer of protection.
3 The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity's credit worthiness.
When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity's credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity's credit worthiness.
The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2022, for Multidimensional
Income Fund's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting
Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Credit Contracts
Credit Default Swaps Net Assets - Distributable earnings/(accumulated loss) $ 6,956
Total Credit Contracts 6,956
Total Asset Derivatives $6,956
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2022, for
Multidimensional Income Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Credit Contracts
Credit Default Swaps Net realized gains/(losses) on Swap agreements (3,373)
Total Credit Contracts (3,373)
Total ($3,373)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2022, for Multidimensional Income Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Credit Contracts
Credit Default Swaps Change in net unrealized appreciation/(depreciation) on Swap agreements 6,956
Total Credit Contracts 6,956
Total $6,956

Multidimensional Income Fund
Schedule of Investments as of December 31, 2022
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents Multidimensional Income Fund's average volume of derivative activity during the period ended December 31,
2022.
Derivative Risk Category Average Notional Value
Credit Contracts
Credit Default Swaps - Buy Protection ($553)
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Multidimensional Income
Fund, is as follows:
Fund
Value
12/31/2021
Gross
Purchases
Gross
Sales
Value
12/31/2022
Shares Held at
12/31/2022
% of Net
Assets
12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt $6,320 $859 $1,239 $4,503 594 7.5%
Total Affiliated Registered Investment
Companies 6,320 4,503 7.5
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 2,534 36,348 35,180 3,702 370 6.2
Total Affiliated Short-Term Investments 2,534 3,702 6.2
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   5,020 60,301 64,330 991 991 1.7
Total Collateral Held for Securities Loaned 5,020 991 1.7
Total Value $13,874 $9,196
Fund
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions
of Realized
Capital Gains
Income Earned
1/1/2022
- 12/31/2022
Affiliated Registered Investment Companies
Core Emerging Markets Debt ($345) ($1,092) $– $309
Affiliated Short-Term Investments
Core Short-Term Reserve, 4.710% 0 0 – 59
Total Income/Non Income Cash from Affiliated Investments $368
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   – – – 37
Total Affiliated Income from Securities Loaned, Net $37
Total ($345) ($1,092) $–

Thrivent Mutual Funds
Statement of Assets and Liabilities
The accompanying Notes to Financial Statements are an integral part of this statement.

As of December 31, 2022
Diversified
Income Plus Fund
Multidimensional
Income Fund
Assets
Investments in unaffiliated securities at cost $965,139,752 $62,792,705
Investments in affiliated securities at cost $259,717,999 $10,471,500
Investments in unaffiliated securities at value
(#)
$928,732,446 $54,503,358
Investments in affiliated securities at value 233,159,651 9,195,766
Foreign Currency 647
(a)
—
Initial margin deposit on open future contracts 52,500 —
Dividends and interest receivable 6,722,761 617,238
Prepaid expenses 25,834 3,621
Receivable for:
Investments sold 240,235 —
Investments sold on a delayed-delivery basis 41,439,231 —
Fund shares sold 116,897 13,692
Expense reimbursements — 16,723
Variation margin on open future contracts 154,108 —
Variation margin on open swap contracts 4,388 466
Total Assets 1,210,648,698 64,350,864
Liabilities
Distributions payable 208,559 20,455
Accrued expenses 79,478 17,025
Cash overdraft 327,725 26,988
Payable for:
Investments purchased 202,442 7,784
Investments purchased on a delayed-delivery basis 121,536,064 3,307,867
Return of collateral for securities loaned 19,586,070 991,002
Fund shares redeemed 1,169,903 95,950
Variation margin on open future contracts 211,603 —
Investment advisory fees 504,394 28,655
Administrative fees 15,706 886
Distribution fees 107,288 —
Transfer agent fees 62,683 3,245
Trustee fees 1,422 308
Trustee deferred compensation 50,641 2,434
Open options written, at value 26,420
(b)
—
Contingent liabilities^ — —
Mortgage dollar roll deferred revenue 4,010 641
Total Liabilities 144,094,408 4,503,240
Net Assets
Capital stock (beneficial interest) 1,180,785,823 71,693,511
Distributable earnings/(accumulated loss) (114,231,533) (11,845,887)
Total Net Assets $1,066,554,290 $59,847,624
Class S Share Capital $571,135,065 $59,847,624
Shares of beneficial interest outstanding (Class S) 88,490,710 7,074,777
Net asset value per share $6.45 $8.46
Class A Share Capital $495,419,225 $—
Shares of beneficial interest outstanding (Class A) 75,875,095 —
Net asset value per share $6.53 $—
Maximum public offering price $6.84 $—
(#)
Includes securities on loan of 18,987,940 956,977
(a) Foreign currency holdings, cost $691.
(b) Open options written, cost $(122,390).
^ Contingent liabilities accrual.  Additional information can be found in the accompanying Notes to Financial Statements.

Thrivent Mutual Funds
Statement of Operations
The accompanying Notes to Financial Statements are an integral part of this statement.

For the year ended December 31, 2022
Diversified
Income Plus Fund
Multidimensional
Income Fund
Investment Income
Dividends $5,577,204 $870,312
Taxable interest 24,715,223 1,922,317
Income from mortgage dollar rolls 4,028,884 13,977
Affiliated income from securities loaned, net 394,884 36,897
Income from affiliated investments 3,383,687 59,080
Non cash income 33,718 33,733
Non cash income from affiliated investments 5,893,966 309,418
Foreign tax withholding (10,496) —
Total Investment Income 44,017,070 3,245,734
Expenses
Adviser fees 6,352,973 364,783
Administrative service fees 269,001 81,275
Audit and legal fees 43,807 37,023
Custody fees 78,826 15,035
Distribution expenses Class A 1,367,961 —
Insurance expenses 7,929 4,372
Printing and postage expenses Class S 98,559 21,982
Printing and postage expenses Class A 91,008 —
SEC and state registration expenses 103,226 23,336
Transfer agent fees Class S 489,931 67,701
Transfer agent fees Class A 404,889 —
Trustees' fees 35,031 8,709
Other expenses 102,471 43,325
Total Expenses Before Reimbursement 9,445,612 667,541
Less:
Reimbursement from adviser — (180,853)
Total Net Expenses 9,445,612 486,688
Net Investment Income/(Loss) 34,571,458 2,759,046
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments (43,180,504) (1,667,678)
Affiliated investments (823,763) (344,777)
Futures contracts (6,583,861) —
Foreign currency transactions (579) 1
Swap agreements (170,812) (3,373)
Change in net unrealized appreciation/(depreciation)
on:
Investments (116,904,603) (9,836,310)
Affiliated investments (30,059,343) (1,092,351)
Written option contracts 95,970 —
Futures contracts (966,436) —
Foreign currency transactions (7,114) —
Swap agreements (494,182) 6,956
Net Realized and Unrealized Gains/(Losses) (199,095,227) (12,937,532)
Net Increase/(Decrease) in Net Assets Resulting
From Operations $(164,523,769) $(10,178,486)

Thrivent Mutual Funds
Statement of Changes in Net Assets
The accompanying Notes to Financial Statements are an integral part of this statement.

Diversified Income Plus Fund Multidimensional Income Fund
For the periods ended
12/31/2022 12/31/2021 12/31/2022 12/31/2021
Operations
Net investment income/(loss) $34,571,458 $25,577,067 $2,759,046 $1,705,218
Net realized gains/(losses) (50,759,519) 54,427,779 (2,015,827) 1,293,430
Change in net unrealized appreciation/(depreciation) (148,335,708) (7,432,212) (10,921,705) (487,540)
Net Change in Net Assets Resulting From Operations (164,523,769) 72,572,634 (10,178,486) 2,511,108
Distributions to Shareholders
From income/realized gains Class S (19,926,427) (41,328,473) (2,876,840) (2,690,770)
From income/realized gains Class A (15,871,963) (37,740,548) – –
Total from income/realized gains (35,798,390) (79,069,021) (2,876,840) (2,690,770)
From return of capital Class S – – (129,715) (29,610)
Total From Return of Capital – – (129,715) (29,610)
Total Distributions to Shareholders (35,798,390) (79,069,021) (3,006,555) (2,720,380)
Capital Stock Transactions
Class S
Sold 132,145,376 270,772,061 22,830,611 39,790,267
Distributions reinvested 19,287,790 40,386,946 2,748,660 2,517,244
Redeemed (152,882,381) (130,001,331) (22,778,769) (9,360,602)
Total Class S Capital Stock Transactions (1,449,215) 181,157,676 2,800,502 32,946,909
Class A
Sold 31,577,444 62,138,270 – –
Distributions reinvested 14,602,426 35,756,720 – –
Redeemed (80,450,040) (83,562,399) – –
Total Class A Capital Stock Transactions (34,270,170) 14,332,591 – –
Capital Stock Transactions (35,719,385) 195,490,267 2,800,502 32,946,909
Net Increase/(Decrease) in Net Assets (236,041,544) 188,993,880 (10,384,539) 32,737,637
Net Assets, Beginning of Period 1,302,595,834 1,113,601,954 70,232,163 37,494,526
Net Assets, End of Period $1,066,554,290 $1,302,595,834 $59,847,624 $70,232,163
Capital Stock Share Transactions
Class S shares
Sold 18,789,877 34,412,683 2,430,177 3,829,163
Distributions reinvested 2,861,109 5,262,274 310,118 244,415
Redeemed (22,312,145) (16,565,478) (2,520,836) (903,287)
Total Class S share transactions (661,159) 23,109,479 219,459 3,170,291
Class A shares
Sold 4,461,703 7,831,279 – –
Distributions reinvested 2,141,992 4,611,330 – –
Redeemed (11,665,008) (10,550,450) – –
Total Class A share transactions (5,061,313) 1,892,159 – –

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

(1) ORGANIZATION
Thrivent Mutual Funds (the “Trust”) was organized as a
Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the
Investment Company Act of 1940 (the “1940 Act”). The Trust is
divided into 25 separate series (each, a "Fund" and, collectively, the
"Funds"), each with its own investment objective and policies. The
Trust currently consists of four asset allocation Funds, three income plus Funds, ten equity Funds, seven fixed-income Funds, and one money market Fund.
This shareholder report includes Thrivent Diversified Income Plus
Fund and Thrivent Multidimensional Income Fund, two of the Trust’s
25 Funds. The other Funds of the Trust have a fiscal year-end of
October 31 and are presented under a separate shareholder report.
The Funds are each investment companies that follow the
accounting and reporting guidance of the Financial Accounting
Standards Board ("FASB") Accounting Standards Codification Topic
946 - Financial Services - Investment Companies.
Share Classes
— The Trust may issue an unlimited number of
shares in one or more series as the Board may authorize.  The
Trust includes two classes of shares: Class A and Class S shares.
The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements.
Class A shares have an annual 12b-1 fee of 0.25% of average net assets, a reduced fee of 0.125% or no fee.  For the Funds presented under this shareholder report, Class A shares have an annual 12b-1 fee of 0.25% and a maximum front-end sales load of 4.50%. Class S shares are offered at net asset value and have no annual 12b-1 fees.
The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Thrivent
High Income Municipal Bond Fund, Thrivent Low Volatility Equity
Fund, Thrivent Mid Cap Growth Fund, Thrivent Mid Cap Value Fund,
Thrivent Multidimensional Income Fund and Thrivent Small Cap
Growth Fund offer only Class S Shares; each of the other 19 Funds of the Trust offer Class A and Class S shares.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.
(2) SIGNIFICANT ACCOUNTING POLICIES
Valuation of Investments
— The Funds record their investments
at fair value using market quotations when they are readily available pursuant to Rule 2a-5.  The Funds' investments are recorded at fair value determined in good faith when market quotations are not readily available.  Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system.  Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time.  Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the primary exchange settle price. Exchange cleared swap agreements are valued at the clearinghouse end of day price.  Swap agreements not cleared on exchanges will be valued at the mid-price from the primary approved pricing service.  Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates
provided by the pricing service.  Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.
The Board has chosen the Funds' investment Adviser as the
valuation designee, responsible for daily valuation of the Funds'
securities. The Adviser has formed a Valuation Committee (the
“Committee”) that is responsible for overseeing the Funds' valuation policies in accordance with Valuation Policies and Procedures.  The
Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.
The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the
Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.
In accordance with U.S. Generally Accepted Accounting
Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities: typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; typically included in this level are fixed income securities, international securities, swaps and forward contracts.  Level 3 includes significant unobservable inputs such as the Adviser’s

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

own assumptions and broker evaluations in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.  Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.
Valuation of International Securities
— The Funds value certain
foreign securities traded on foreign exchanges that close prior to the close of the New York Stock Exchange using a fair value pricing service.  The fair value pricing service uses a multi-factor model that may take into account the local close, relevant general and sector indices, currency fluctuation, prices of other securities (including
ADRs, New York registered shares, and ETFs), and futures, as applicable, to determine price adjustments for each security in order to reflect the effects of post-closing events.  The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.
Foreign Currency Translation
— The accounting records of
each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.
Foreign currency amounts related to the purchase or sale of
securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of
Operations.
For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.
Federal Income Taxes
— No provision has been made for
income taxes because each Fund’s policy is to qualify as a
regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each
Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.
 GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not”
standard that, based on the technical merits of the position, it would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-
likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.
The Adviser analyzed all open tax years, as defined by the
statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal and certain state jurisdictions as well as certain foreign countries. The Funds' federal income tax returns are subject to examination for a period of three years after the filing of the return for the tax period. State returns may be subject to examination for an additional year depending on the jurisdiction.  The Funds have no examinations in progress and none are expected at this time.
As of December 31, 2022, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations.
There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
Foreign Income Taxes
— Funds are subject to foreign income
taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding in the Statement of Operations.
The Funds pay tax on foreign capital gains, where applicable. Taxes paid on foreign capital gains, if any, are included in the net realized gains/(losses) on investments on the Statement of Operations.
Expenses and Income
— Estimated expenses are accrued
daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.
Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage-
backed and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date.  However, certain dividends from foreign securities are recorded as soon as the information is

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

available to the Funds.  Non-cash income, if any, is recorded at the fair market value of the securities received.
For certain securities, including real estate investment trusts, the Funds record distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.
Distributions to Shareholders
— Net investment income is
distributed to each shareholder as a dividend.  Dividends from
Diversified Income Plus Fund and Multidimensional Income Fund
are declared and paid monthly. It is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. In addition, the funds may claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Derivative Financial Instruments
— Each Fund may invest in
derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments. Derivatives are financial instruments whose value is derived from another security, an index or a currency. Each Fund may use derivatives for hedging
(attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-
based derivatives to manage the risk of its positions in foreign securities. Each Fund may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter ("OTC").
A derivative may incur a loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such
Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate
customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the broker’s customers, potentially resulting in losses to the Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the
Funds' expenses and can eliminate some opportunities for gains.
In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.
In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc.
Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and
typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event.
Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives'
payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master
Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral and margin requirements vary by type of derivative.
Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for
margining in excess of the minimum requirements in certain
situations. Collateral terms are contract specific for OTC derivatives
(foreign currency exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Options
— Each of the Funds may buy put and call options and
write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.
Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a
Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid.
There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when a Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where a Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements.
As the option increases in value to the Fund, the Fund receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.
During the year ended December 31, 2022, Diversified Income
Plus used options on mortgage backed securities to generate
income and/or to manage duration of the Fund.
Futures Contracts
— Each of the Funds may use futures
contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker.
Additional securities held by the Funds may be earmarked to cover open futures contracts. A futures contract’s daily change in value
(“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.
During the year ended December 31, 2022, Diversified Income
Plus used treasury futures to manage the duration and yield curve exposure of the respective Fund versus its benchmark.
During the year ended December 31, 2022, Diversified Income
Plus used equity futures to manage exposure to the equities market.
Swap Agreements
— Each of the Funds may enter into swap
transactions, which involve swapping one or more investment
characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at the clearinghouse end of day prices as furnished by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the
Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Fund accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations.
Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. Certain swap agreements are over-the-counter.
In these types of transactions, the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the
Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.
Credit Default Swaps
— A credit default swap is a swap
agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.
Certain Funds enter into credit default derivative contracts directly through credit default swaps ("CDS") or through credit default swap indices ("CDX Indices"). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to increase or decrease diversified credit exposure to these asset classes.
Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount.
Funds buy default protection in order to reduce their overall credit exposure to the corporate bond and/or loan markets in a cost-
efficient and diversified structure. If a default event as specified in the CDS reference entity agreement occurs, the Fund has the option to receive a cash payment in exchange for the credit loss of the reference entity obligation as of the date of the credit event. A realized gain or loss is recorded upon a default event or the maturity or termination of the CDS agreement.
For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which could include a reduction in interest or principal, maturity extension and subordination to other obligations.
During the year ended December 31, 2022, Diversified Income
Plus and Multidimensional Income used CDX Indexes (comprised of credit default swaps) to help manage credit risk exposures within the Fund.
For financial reporting purposes, the Funds do not offset
derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The amounts presented in the table below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged.  The actual amounts of collateral may be greater than the amounts presented in the table.
The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the Statement of Assets and Liabilities:
The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the
Statement of Assets and Liabilities:
Mortgage Dollar Roll Transactions
— Certain Funds enter
into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal
National Mortgage Association and Federal Home Loan Mortgage
Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon)
securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian (depending on market movements) on their mortgage
dollar rolls.  The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.
During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold.
The Funds are compensated from negotiated fees paid by brokers
Gross Amounts Not Offset in the
Statement of Assets and Liabilities
Fund
Gross Amounts
of Recognized
Liabilities
Gross
Amounts
Offset
Net Amounts
of Recognized
Liabilities
Financial
Instruments
Cash
Collateral
Pledged
Non-Cash
Collateral
Pledged
(**)
Net Amount
Diversified Income Plus
Options Written 26,420 – 26,420 26,420 – – –
Securities Lending 19,586,070 – 19,586,070 18,987,940 – – 598,130
(^)
Multidimensional Income
Securities Lending 991,002 – 991,002 956,977 – – 34,025
(^)
(**)
Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
(^)
Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

offered as an inducement to the Funds to "roll over" their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.  These purchase and sale transactions may increase portfolio turnover rate.  The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.
Securities Lending
— The Trust has entered into a Securities
Lending Agreement (the “Agreement”) with Goldman Sachs
Bank USA doing business as Goldman Sachs Agency
Lending ("GSAL"). The Agreement authorizes GSAL to lend
securities to authorized borrowers on behalf of the Funds.
Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% of the market value of U.S.
securities and 105% of the market value of non-U.S. securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received.  Any additional collateral is adjusted and settled on the next business day.  The
Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities.  All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in
Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses, are included in affiliated income from securities loaned, net on the Statement of Operations.  By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money.
Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred.  However, in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss.  Some of these losses may be indemnified by the lending agent.
As of December 31, 2022, the value of securities on loan is as follows:
When-Issued and Delayed-Delivery Transactions
— Each
Fund may purchase or sell securities on a when-issued or delayed-
delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.
A Fund may dispose of a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, a Fund does not participate in future gains and losses with respect to the security.
Treasury Inflation Protected Securities
— Certain Funds
may invest in treasury inflation protected securities ("TIPS"). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.
Stripped Securities
— Certain Funds may invest in interest only
and principal only stripped mortgage or asset backed securities.
These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal.  Interest only securities are particularly sensitive to changes in interest rates and therefore are subject to greater fluctuation in prices than typical interest bearing debt securities. As interest rates rise, the value of the interest only security increases. Similarly, as interest rates decrease, the value of the interest only security decreases. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is also highly sensitive to changes in interest rates.  As interest rates increase, the price of the principal only security decreases.  Similarly, as interest rates decrease, the price of the principal only security increases.  The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.
Accounting Estimates
— The preparation of financial statements
in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Contingent Liabilities
— In the event of adversary action
proceedings where a Fund is a defendant, a loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated.  For the year ended December 31, 2022, no contingent liabilities were reported.
Litigation
— Awards from class action litigation are recorded as
a reduction of cost if the Fund still owns the applicable securities on the payment date.  If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Fund Securities on Loan
Diversified Income Plus $ 18,987,940
Multidimensional Income 956,977

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

Bank Loans (Leveraged Loans)
— Certain Funds may invest in
bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade.  A Fund may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks.  Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a Fund to make additional investments.  Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index rate, plus a premium.  Income is recorded daily on bank loan securities.  On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan.  This commitment fee is accrued as income over the term of the bank loan.  A Fund may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan.  Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.
All or a portion of these bank loan commitments may be unfunded.
A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded bank loan commitments, which are marked-to-market daily, are presented in the Schedule of
Investments.
Line of Credit
— Each Fund along with other portfolios managed
by the investment adviser or an affiliate, participate in a $100 million
($50 million committed, $50 million uncommitted) credit facility (the
"line of credit") issued by State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.  Interest is charged to each participating Fund based on its borrowings at the higher of the Federal Funds Rate or the Overnight Funding Rate
plus, in each case, 0.10% plus a margin of 1.25%.  Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing.  Each participating Fund pays a commitment fee in proportion to their respective net assets.  The line of credit shall expire on December 19, 2023 unless extended by mutual agreement of State Street Bank and Trust Company and the Funds.  The Funds had no borrowings during the year ended
December 31, 2022.
Recent Accounting Pronouncements
—
Reference Rate Reform
In March 2020, the FASB issued Accounting Standards Update
("ASU") No. 2020-04 Reference Rate Reform, which provides optional guidance to ease the potential accounting burden associated with transitioning from the London Interbank Offered Rate ("LIBOR") and other reference rates expected to be discontinued. In December
2022, the FASB issued ASU No. 2022-06 as an update to this
standard which was effective immediately upon release and can be applied prospectively through December 31, 2024. At this
time, management is evaluating implications of these changes on financial statement disclosures.  Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadline.
Other
— For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.
(3) FEES AND COMPENSATION PAID TO AFFILIATES
Investment Advisory Fees
— The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment
Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:
Expense Reimbursements
— For the year ended December 31,
2022, contractual expense reimbursements to limit expenses to the following percentages were in effect:
1
Expense waiver changed from 0.85% to 0.71% effective 2/28/2022.
Expense reimbursements are accrued daily and paid by Thrivent
Asset Mgt. monthly. Thrivent Asset Mgt. does not recoup amounts previously reimbursed or waived in prior fiscal years.
Subject to certain limitations, each Fund may invest cash in other
Funds, Thrivent Cash Management Trust, and Thrivent Core Funds.
These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the Fund as a
Fund (M - Millions)
$0 to
$50M
Over $50
to $100M
Over
$100 to
$200M
Over
$200 to
$250M
Over
$250 to
$500M
Over
$500 to
$750M
Over
$750 to
$1,000M
Over
$1,000 to
$1,500M
Over
$1,500 to
$2,500M
Over
$2,500 to
$5,000M
Over
$5,000M
Diversified Income Plus 0.550% 0.550% 0.550% 0.550% 0.550% 0.550% 0.550% 0.500% 0.450% 0.450% 0.450%
Multidimensional Income 0.550% 0.550% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500%
Fund Class A Class S
Expiration
Date
Multidimensional Income
1
N/A 0.71% 2/28/2023

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash
Management Trust.
Distribution Plan
— Thrivent Distributors, LLC is the Trust's
distributor.  The Trust has adopted a Distribution Plan pursuant to
Rule 12b-1 under the 1940 Act.  Class A shares have an annual 12b-1 fee of 0.25% of average net assets, a reduced fee of 0.125% or no fee.  For the Funds presented under this shareholder report, Class
A shares have an annual 12b-1 fee of 0.25%.
Sales Charges and Other Fees
— For the year ended December
31, 2022, Thrivent Investment Management Inc. and Thrivent
Distributors, LLC received $34,681 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.
The Trust has entered into an accounting and administrative
services agreement with Thrivent Asset Mgt. pursuant to which
Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. The Funds pay an annual fixed fee on a per-fund basis plus percentage of net assets to Thrivent
Asset Mgt.  These fees are accrued daily and paid monthly.  For the year ended December 31, 2022, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $350,276 from the Funds covered in this shareholder report.
The Trust has entered into an agreement with Thrivent
Financial Investor Services Inc. (“Thrivent Investor Services”) to
provide transfer agency and dividend payment services necessary to the Funds on a per-account basis for direct-at-fund accounts, and sub transfer agency services based on assets under management for third party intermediary accounts. These fees are accrued daily and paid monthly.  For the year ended December 31, 2022, Thrivent
Investor Services received $973,082 from the Funds for transfer agent services covered in this shareholder report.
Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent
Mutual Funds.  Thrivent Money Market Fund is not eligible for the deferred plan. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of the designated series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate series of Thrivent Mutual
Funds until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.
Those Trustees not participating in the above plan received $40,892 in fees from the Funds covered in this shareholder report for the year ended December 31, 2022. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at Board meetings and industry conferences.
Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Distributors,
LLC, and Thrivent Investor Services; however, they receive no compensation from the Trust. Affiliated employees and board
consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.
Acquired Fund Fees and Expenses
— Some Funds invest in
other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds' expense ratios reported in the
Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made related to investments in these Funds.  This contractual provision may be terminated upon the mutual agreement between the
independent Trustees of the Trust and the Adviser.
Interfund Lending
— The Funds may participate in an interfund
lending program (the "Program") pursuant to an exemptive order issued by the SEC.  The Program permits the Funds to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve
Fund.  Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program.  Each borrowing made under the
Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan.  For the year ended December 31, 2022, none of the Funds borrowed cash
through the Program.
(4) TAX INFORMATION
Distributions are based on amounts calculated in accordance
with applicable federal income tax regulations, which may
differ from GAAP. The differences between book-basis and tax-
basis distributable earnings are primarily attributable to timing differences in recognizing certain gains and losses on investment transactions, such as wash sales, unrealized and realized activity related to derivatives, treatment of passive foreign investment companies, and amortization of callable bonds. At the end of the fiscal year, reclassifications between net asset accounts are made for differences that are permanent in nature.  These permanent differences primarily relate to the tax treatment of partnerships and sales of callable bonds.
On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
At December 31, 2022, the following Funds had accumulated
capital loss carryovers as follows:
To the extent that these Funds realize net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.
The tax character of distributions paid during the years ended December 31, 2022 and 2021 was as follows:
(a)  Ordinary income includes income derived from short-term capital gains, if any.
(5) SECURITY TRANSACTIONS
Purchases and Sales of Investment Securities
— For the year
ended December 31, 2022, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:
Purchases and Sales of U.S. Government Securities were:
Investments in Restricted Securities
— Certain Funds may
own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933.
Unless such securities subsequently become registered, they
generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2022, the following Funds held restricted securities:
The Funds have no right to require registration of unregistered securities.
(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Funds are permitted to purchase or sell securities from
or to certain other Funds, or affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The
procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-
7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.
During the year ended December 31, 2022, Diversified Income
Plus Fund engaged in purchase transactions in the amount
of $2,733,258, pursuant to Rule 17a-7 of the 1940 Act.  These transaction amounts were greater than 0.045% of each fund's net assets.
Fund
Distributable
earnings/
(accumulated
loss) Capital Stock
Diversified Income Plus $1,265 ($1,265)
Multidimensional Income 4,700 (4,700)
Fund
Undistributed
Ordinary Income
a
Undistributed
Long-Term Capital
Gain
Diversified Income Plus $4,564,117 $ –
a Undistributed Ordinary Income includes income derived
from Short-Term Capital Gains.
Fund
Capital Loss
Carryover
Diversified Income Plus $ 51,005,553
Multidimensional Income 1,964,668
Ordinary Income
(a)
Long-Term Capital Gains Return of Capital
Fund 12/31/2022 12/31/2021 12/31/2022 12/31/2021 12/31/2022 12/31/2021
Diversified Income Plus $35,798,390 $39,856,658 $– $39,212,363 $– $–
Multidimensional Income 2,876,840 2,253,281 – 437,489 129,715 29,610
In thousands
Fund Purchases
Sales/
Paydowns
Diversified Income Plus $339,023 $365,499
Multidimensional Income 23,052 23,679
In thousands
Fund Purchases
Sales/
Paydowns
Diversified Income Plus $2,780,109 $2,775,868
Multidimensional Income 19,532 14,207
Fund
Number of
Securities
Percent of Fund's
Net Assets
Diversified Income Plus 2 0.09%
Multidimensional Income 2 0.18%

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

(7) RELATED PARTY TRANSACTIONS
As of December 31, 2022, no related parties held shares in excess of 5% of the Funds covered in this shareholder report. Subscription and redemption activity by concentrated accounts may have a
significant effect on the operation of these Funds. In the case of a large redemption, these Funds may be forced to sell investments at inopportune times, resulting in additional losses for the Funds.
(8) SUBSEQUENT EVENTS
The Adviser of the Funds has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.
(9) MARKET RISK
Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline.  The value of a Fund's investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund's benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness, public health threats, war, terrorism, natural disasters or similar events. As of December 31, 2022, the following
Funds had portfolio concentration greater than 25% in certain sectors.
(10) SIGNIFICANT RISKS
Investing in the Funds involves risks.  The following is an
alphabetical list of significant risks in investing in the Funds.  The risks applicable to each Fund are listed in the Portfolio Perspectives section above.
Allocation Risk
— The Fund’s investment performance depends
upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended
periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Closed-End Fund (“CEF”) Risk
— Investments in CEFs are
subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s
portfolio; fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the
CEF owns (i.e., trading at a discount or premium to its net asset value); and that CEFs are permitted to invest in a greater amount of
“illiquid” securities than typical mutual funds. The Fund is subject to a pro-rata share of the management fees and expenses of each
CEF in addition to the Fund’s management fees and expenses,
resulting in Fund shareholders subject to higher expenses than if they invested directly in CEFs.
Conflicts of Interest Risk
— An investment in the Fund will
be subject to a number of actual or potential conflicts of interest.
For example, the Adviser or its affiliates may provide services to the Fund for which the Fund would compensate the Adviser and/
or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the
Adviser, including other Funds. The Adviser may have an incentive
(financial or otherwise) to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so otherwise.
The Adviser or its affiliates manage other investment funds and/
or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Fund, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Fund and other clients of the Adviser or their affiliates.
Convertible Securities Risk
— Convertible securities are subject
to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk
— Credit risk is the risk that an issuer of a debt security
to which the Fund is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Cybersecurity Risk
— The Funds and their service providers may
be susceptible to operational, information security, privacy, fraud, business disruption, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser, a Subadviser, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Funds’ ability to calculate their NAV, corrupting data or preventing parties from sharing information necessary for the Funds’ operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the
Funds or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies
Fund Sector
% of
Total Net
Assets
Multidimensional Income Financials 27.0%

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

to lose value. While the Funds’ service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the
Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. Although each Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a
Fund’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and a Fund and its shareholders may bear costs tied to these risks.
Derivatives Risk
— The use of derivatives (such as futures,
options, credit default swaps, and total return swaps) involves additional risks and transaction costs which could leave a Fund in a worse position than if it had not used these instruments. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and a Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
Some derivatives may give rise to a form of economic leverage and may expose the Fund to greater risk and increase its costs.
Such leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations.
Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Futures contracts, options on futures contracts, forward contracts, and options on derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged.
The success of a Fund’s derivatives strategies will depend on the Adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or
rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Swap agreements may involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may
cause a Fund to lose money. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired.
Emerging Markets Risk
— The risks and volatility of investing
in foreign securities is increased in connection with investments in emerging markets. The economic, political and market structures of developing countries in emerging markets, in most cases, are not as strong as the structures in the U.S. or other developed countries in terms of wealth, stability, liquidity and transparency. A Fund may not achieve its investment objective and portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies, and the risks of such events are heightened within emerging market countries. Fund performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries with less developed or unreliable legal, tax, regulatory, accounting, recordkeeping and corporate governance systems
and standards. In particular, there may be less publicly available and transparent information about issuers in emerging markets than would be available about issuers in more developed capital markets because such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Emerging markets may also have differing legal systems, many of which provide fewer security holder rights and practical remedies to pursue claims than are available for securities of companies in the U.S. or other developed countries, including class actions or fraud claims.
Significant buying or selling actions by a few major investors may also heighten the volatility of emerging market securities.
Equity Security Risk
— Equity securities held by the Fund may
decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the
Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities are generally more volatile than most debt securities.
ETF Risk
— An ETF is subject to the risks of the underlying
investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses)
that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the
ETFs in which it invests. Because ETFs trade on an exchange, there is a risk that an ETF will trade at a discount to net asset value or that investors will fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism). There is the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities.
Foreign Currency Risk
— The value of a foreign currency may
decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented,
how each one appreciates or depreciates in relation to the U.S.
dollar, and whether currency positions are hedged. Under normal

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk
— Foreign securities generally carry
more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, market closures, war, terrorism, natural disasters and outbreak of infectious diseases. The Fund’s
investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the
Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid.
Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Government Securities Risk
— The Fund invests in securities
issued or guaranteed by the U.S. government or its agencies
and instrumentalities (such as Federal Home Loan Bank, Ginnie
Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae
or Freddie Mac are not issued directly by the U.S. government.
Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-
related organizations such as Federal Home Loan Banks, Fannie
Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S.
government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government, which may be negatively impacted by rising levels of indebtedness. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
High Yield Risk
— High yield securities – commonly known
as “junk bonds” – to which the Fund is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk
— Interest rate risk is the risk that prices of debt
securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations
(a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes in general economic conditions, inflation, and monetary policies, such as certain types of interest rate changes by the Federal Reserve could affect interest rates and the value of some securities. During periods of low interest rates or when inflation rates are high or rising, the Fund may be subject to a greater risk of rising interest rates.
Investment Adviser Risk
— The Fund is actively managed and
the success of its investment strategy depends significantly on the skills of the adviser in assessing the potential of the investments in which the Fund invests. The assessment of potential Fund
investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Issuer Risk
— Issuer risk is the possibility that factors specific to
an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Large Cap Risk
— Large-sized companies may be unable to
respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Shareholder Risk
— From time to time, shareholders
of a Fund (which may include institutional investors, financial intermediaries, or affiliated Funds) may make relatively large redemptions or purchases of shares. These transactions may
cause a Fund to sell securities at disadvantageous prices or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities. In addition, a large redemption could result in a
Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.
Leveraged Loan Risk
— Leveraged loans (also known as
bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. Also, some leveraged loans are known as “covenant lite” loans, which have contractual provisions that are more favorable to borrowers and provide less protection for lenders such as the Fund. As a result, the Fund could experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans with financial maintenance covenants, which may result in losses. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
LIBOR Risk
— The Fund may be exposed to financial instruments
that are tied to LIBOR (London Interbank Offered Rate) to determine payment obligations, financing terms or investment value. Such financial instruments may include bank loans, derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial
Conduct Authority announced a desire to phase out the use of
LIBOR by the end of 2021. As a result, market participants have begun transitioning away from LIBOR, but certain obstacles remain with regard to converting certain securities and transactions to a new benchmark or benchmarks. Although many LIBOR rates were
phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until
June 2023 in order to assist with the transition. On December 16,
2022, the Federal Reserve Board adopted a rule that would replace
LIBOR in certain financial contracts using benchmark rates based on the Secured Overnight Financing Rate (SOFR) after June 30,
2023. Various financial industry groups have been planning for the transition away from LIBOR, but there remains uncertainty regarding potential effects of the transition away from LIBOR on the Fund or its investments. Any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the value of the Fund's investments, performance or financial condition, and might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates.
Liquidity Risk
— Liquidity is the ability to sell a security relatively
quickly for a price that most closely reflects the actual value of the security. To the extent that dealers do not maintain inventories of bonds that keep pace with the growth of the bond markets
over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets, particularly during periods of economic or market stress.
As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk
— Over time, securities markets generally tend to
move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by
the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, natural disasters or similar events.
Mortgage-Backed and Other Asset-Backed Securities Risk
— The value of mortgage-backed and asset-backed securities
will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-
related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-
backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise.
This effect may cause the value of the Fund to decline and reduce the overall return of the Fund. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.
Other Funds Risk
— Because the Fund invests in other funds,
the performance of the Fund is dependent, in part, upon the
performance of other funds in which the Fund may invest. As a result, the Fund is subject to the same risks as those faced by the other funds. In addition, other funds may be subject to additional fees and expenses that will be borne by the Fund.
Portfolio Turnover Rate Risk
— The Fund may engage in
active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover
(100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.
Preferred Securities Risk
— There are certain additional risks
associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer;
preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments,

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2022

and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S.
Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Prepayment Risk
— When interest rates fall, certain obligations
will be paid off by the obligor more quickly than originally anticipated, and a Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Quantitative Investing Risk
— Securities selected according to
a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions relating to these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio. Among other risks, results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology systems malfunctions, or programming flaws. Such models may
not perform as expected or may underperform in periods of market volatility.
Real Estate Investment Trust (“REIT”) Risk
— REITs generally
can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity
REITs and mortgage REITs). Equity REITs will be affected by
changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates, which would reduce the overall return of the Fund. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.
Regulatory Risk
— Legal, tax, and regulatory developments
may adversely affect the Funds. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and
self-regulatory organizations, and exchanges, which are authorized to take extraordinary actions in the event of market emergencies.
The regulatory environment for the Funds is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Funds’ interpretation of the application of certain regulations, may adversely affect the ability of a Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Sovereign Debt Risk
— Sovereign debt securities are issued or
guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International
Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Thrivent Mutual Funds
Financial Highlights
The accompanying Notes to Financial Statements are an integral part of this statement.

Per Share Outstanding Throughout Each Period *
Income from Investment Operations
Less Distributions From
Net Asset
Value,
Beginning of
Period
Net Investment
Income/(Loss)
Net Realized
and Unrealized
Gain/(Loss) on
Investments
(a)
Total from
Investment
Operations
Net
Investment
Income
text Net Realized
Gain on
Investments
Diversified Income Plus Fund
Class S Shares
Year Ended 12/31/2022 $ 7.62 $ 0.21 $ (1.16) $ (0.95) $ (0.22) $ –
Year Ended 12/31/2021 7.63 0.18 0.32 0.50 (0.18) (0.33)
Year Ended 12/31/2020 7.34 0.20 0.30 0.50 (0.21) –
Year Ended 12/31/2019 6.73 0.23 0.66 0.89 (0.24) (0.04)
Year Ended 12/31/2018 7.34 0.25 (0.45) (0.20) (0.26) (0.15)
Class A Shares
Year Ended 12/31/2022 7.70 0.20 (1.17) (0.97) (0.20) –
Year Ended 12/31/2021 7.71 0.16 0.32 0.48 (0.16) (0.33)
Year Ended 12/31/2020 7.42 0.19 0.29 0.48 (0.19) –
Year Ended 12/31/2019 6.80 0.21 0.67 0.88 (0.22) (0.04)
Year Ended 12/31/2018 7.41 0.23 (0.45) (0.22) (0.24) (0.15)
Multidimensional Income Fund
Class S Shares
Year Ended 12/31/2022 10.24 0.37 (1.74) (1.37) (0.39) –
Year Ended 12/31/2021 10.17 0.36 0.21 0.57 (0.36) (0.13)
Year Ended 12/31/2020 10.06 0.43 0.11 0.54 (0.41) –
Year Ended 12/31/2019 9.13 0.38 0.99 1.37 (0.40) –
Year Ended 12/31/2018 10.15 0.41 (0.95) (0.54) (0.44) (0.02)
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)
Total return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges.  Not annualized for periods less than one year.
(c)
Portfolio turnover rate may include mortgage dollar roll purchase and sale transactions which may increase portfolio turnover rates.  Additional information can be found in the accompanying Notes to Financial Statements.
*
All per share amounts have been rounded to the nearest cent.

Thrivent Mutual Funds
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Ratios/Supplemental Data
Ratio to Average Net
Assets
Ratios to Average Net
Assets Before Expenses
Waived, Credited or
Acquired Fund Fees and
Expenses
Return of
Capital Total
Net Asset Value,
End of Period Total Return
(b)
Net Assets,
End of Period
(in millions) Expenses
Net
Investment
Income/
(Loss) Expenses
Net
Investment
Income/
(Loss)
*
Portfolio
Turnover
Rate
(c)
$ – $ (0.22) $ 6.45 (12.55)% $ 571.1 0.69% 3.07% 0.69% 3.07% 278%
– (0.51) 7.62 6.55% 679.1 0.68% 2.28% 0.68% 2.28% 268%
– (0.21) 7.63 7.01% 504.0 0.71% 2.83% 0.71% 2.83% 156%
– (0.28) 7.34 13.39% 464.2 0.71% 3.18% 0.71% 3.18% 153%
– (0.41) 6.73 (2.88)% 320.1 0.70% 3.46% 0.70% 3.46% 143%
– (0.20) 6.53 (12.64)% 495.4 0.94% 2.82% 0.94% 2.82% 278%
– (0.49) 7.70 6.22% 623.5 0.93% 2.01% 0.93% 2.01% 268%
– (0.19) 7.71 6.67% 609.6 0.95% 2.58% 0.95% 2.58% 156%
– (0.26) 7.42 13.12% 620.6 0.96% 2.96% 0.96% 2.96% 153%
– (0.39) 6.80 (3.10)% 569.8 0.96% 3.16% 0.96% 3.16% 143%
(0.02) (0.41) 8.46 (13.49)% 59.8 0.73% 4.16% 1.01% 3.89% 59%
(0.01) (0.50) 10.24 5.72% 70.2 0.85% 3.38% 1.09% 3.14% 44%
(0.02) (0.43) 10.17 5.74% 37.5 0.85% 4.14% 1.36% 3.63% 61%
(0.04) (0.44) 10.06 15.18% 20.6 1.00% 3.89% 1.60% 3.29% 113%
(0.02) (0.48) 9.13 (5.45)% 17.9 1.15% 4.02% 1.62% 3.55% 96%

Additional Information
(unaudited)
Shareholder Notification of Federal Tax Information
The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distribution in February 2023.
The Funds designate the percentage of dividends declared from net investment income as (1) for corporations, dividends qualifying for the 70% dividends received, and (2) for individuals, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation
Act of 2003 as follows:
Proxy Voting
The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the
Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-847-
4836, or visit ThriventFunds.com to access it online. In addition, you may review a report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by clicking on the tab for each Fund and navigating to “Related
Documents” under Fund Details – Holdings at ThriventFunds.com or SEC.gov where it is filed on Form N-PX.
Quarterly Schedule of Portfolio Holdings
Through April 2019, the Trust filed its Schedule of Investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Since April 2019, the Trust no longer files Form N-Q and files Form N-PORT with the SEC. Part F of each Fund’s N-PORT filing for the first and third fiscal quarters will include the complete schedule of investments, which were previously filed on Form N-Q. The Trust’s most recent Schedule of Investments can be found at SEC.gov.
Board Approval of Advisory Agreement and Subadvisory Agreements
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act)
of a party to the agreement at a meeting of the board called for the purpose of voting on such approval.
At its meeting on November 15-16, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of the Thrivent Mutual Funds (the “Trust”),
including the trustees who are not parties to the agreement or “interested persons” as defined in the 1940 Act (the “Independent Trustees”), considered and voted unanimously to renew the existing advisory agreement (the “Advisory Agreement”), as amended, between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series of the Trust (each, a “Fund”). The Board, including the Independent
Trustees, also unanimously approved the subadvisory agreement (the “Subadvisory Agreement”) for the Thrivent International Allocation
Fund with Goldman Sachs Asset Management, L.P. (the “Subadviser”).
The Adviser and Subadviser are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:
1. The nature, extent, and quality of the services provided by the Advisory Organizations;
2. The performance of each Fund;
3. The advisory fee and net operating expense ratio of each Fund compared to a peer group;
Fund
Dividends
Received
Deduction for
Corporations
Qualified
Dividend
Income for
Individuals
Diversified Income Plus 9% 12%
Multidimensional Income 18% 18%

Additional Information
(unaudited)
4. The cost of services provided and profit realized by the Adviser;
5. The extent to which economies of scale may be realized as the Funds grow;
6. Whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders;
7. Other benefits realized by the Advisory Organizations and their affiliates from their relationship with the Trust; and
8. Any other factors that the Board deemed relevant to its consideration.
The Contracts Committee of the Board (consisting of all of the Independent Trustees) met on five occasions from May 17 to November
16, 2022 to consider information relevant to the annual contract renewal process furnished by the Adviser and Subadviser in advance of the meetings. The Board had the opportunity to ask questions and request further information in connection with its consideration.
The Independent Trustees also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Funds in comparison to peer groups of comparable funds; performance volatility based on standard deviation; information with respect to services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds;
and estimates of the cost of services and profit realized by the Adviser and its affiliates that provide services to the Funds.
The Board received information from the Adviser regarding the personnel providing services to the Funds, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the annual contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Fund-by-Fund analyses and independent assessment of information relating to the Funds and the Advisory Agreement and Subadvisory Agreement.
The Subadviser provided information to the Board in response to requests for information submitted on behalf of the Independent
Trustees to facilitate the Board’s evaluation of the terms of the Subadvisory Agreement. The Board also noted that the Subadviser’s responses were reviewed by individuals representing various functional areas of, or supporting, the Adviser.
The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider the reapproval of the Advisory Agreement for the Funds and Subadvisory Agreement for
the Thrivent International Allocation Fund. As noted above, the Independent Trustees were assisted throughout the process by an independent consultant, MPI. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.
Nature, Extent and Quality of Services
At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser, transfer agent, administrator and, for the Thrivent International Allocation Fund, the Subadviser. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds. During the annual contract renewal process, the Board considered the specific services provided under the Advisory Agreement and Subadvisory
Agreement. The Board considered information relating to the investment experience and qualifications of the portfolio managers of the
Adviser and Subadviser overseeing investments for the Funds.
The Board received reports and presentations at each of its quarterly meetings from the Adviser’s senior investment team about each of the Funds.  These reports and presentations gave the Board the opportunity to evaluate the abilities of the portfolio managers and other investment professionals and the quality of services they provide to the Funds. The Adviser reviewed with the Board the services provided by the Adviser and Subadviser and the Adviser’s oversight of the Subadviser.  The Independent Trustees also met, including in executive session, with and received periodic reports from the Trust’s Chief Compliance Officer, the Trust’s independent accounting firm, and representatives from the internal audit department of the Adviser (Business Risk Management).  The Board noted that the Chief

Additional Information
(unaudited)
Compliance Officer met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee and the Chairs of
other Committees communicated with Adviser representatives between quarterly meetings.
The Board considered the depth and quality of the Adviser’s oversight of the Subadviser. In addition, the Board noted the broad functions that the Adviser performed in support of the International Allocation Fund and its use of the Subadviser, including, among other things, allocation of assets among various sleeves, management of portfolio cash and short-term investments, expense management and payment of fees, and investment performance and compliance monitoring. The Board noted that investment management staff of the Adviser and the Trust’s Chief Compliance Officer conduct oversight meetings with the Subadviser, follow through with additional inquiry on any questions or concerns that arise during the meeting and then report the results of the meeting to the Board or one of its committees. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadviser to respond to a variety of compliance checklists and certifications to ensure its ongoing compliance with policies. The Board noted that the Adviser requires the Subadviser to complete an annual questionnaire addressing a range of compliance topics. The Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadviser’s activities.
The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the
Advisory Agreement and Subadvisory Agreement. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of each Fund. In addition, the Adviser reviewed with the Board the Adviser’s continued investments in technology and personnel, including hiring additional personnel in the portfolio management, research, analysis and trading areas. The Adviser discussed with the Board steps taken to continue to strengthen its compliance program. The Adviser discussed with the Board the operations of the Adviser, the Subadviser and other service providers to the Funds during the hybrid working environment and responses to volatile market conditions. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance.
The Board considered and approved the Adviser’s proposal to transition to the Adviser the day-to-day management of the Thrivent
International Allocation Fund. The Board considered that renewal of the Subadvisory Agreement would facilitate the transition to the
Adviser as of the planned transition date of April 30, 2023.
The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, for the Thrivent International Allocation Fund, by the Subadviser supported renewal of the
Advisory Agreement and Subadvisory Agreement.
Performance of the Funds
In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Morningstar peer group, Morningstar ratings, comparisons to benchmark index returns, and risk metrics. At each quarterly Board meeting, members of the Adviser’s senior investment team reviewed with the
Board information on the economic and market environment and risk management.
The Board considered investment performance for each Fund, to the extent applicable, over the one-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Fund-by-Fund basis, it noted that 52% of the Class A Funds and 56% of Class S Funds ranked better than median in their respective category for the three-year period ended June 30, 2022. The Board also considered risk metrics, including standard deviations of return.
The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.
Advisory Fees and Fund Expenses
The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of a peer group selected by MPI based on similar investment objective and size. The Board noted that the majority of the Funds’ advisory fees were near or below the medians of their peer groups. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking of the Funds’ advisory fees for their Class A shares was 35% and the average ranking of the Funds’ advisory fees for their Class S shares was 36% (on a scale of 1-99%, with 1% being the lowest fee).

Additional Information
(unaudited)
The Board reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group.
The Board considered the fee waivers and expense limitations which are reviewed by the Board and the Adviser on an annual basis. The
Board conducted its review on a Fund-by-Fund basis. The Board noted that the average ranking of the Funds’ expense ratios for their
Class A shares was 36% and the average ranking of the Funds’ expense ratios for their Class S shares was 28% (on a scale of 1-99%, with 1% being the lowest expenses). The Board considered factors that contributed to the Funds’ rankings, including that some Funds had lower levels of assets compared to its peer group.
The Board reviewed information comparing each Fund’s advisory fee and overall expense ratio with the fee and expense information for the relevant Morningstar peer universe.
The Board reviewed information relating to the fee paid by the Adviser to the Subadviser and the difference between that fee and the fee paid by the Thrivent International Allocation Fund to the Adviser. The Board reviewed information regarding fees charged by the
Subadviser to other funds and accounts with a similar strategy.
On the basis of its review, the Board concluded that the advisory fees charged under the Advisory Agreement and Subadvisory
Agreement were reasonable.
Cost of Services and Profitability
The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department of the Adviser (Business Risk Management) conducted a review of such allocations, and a department representative reported to the Board the department’s views regarding the reasonableness and consistency of these allocations. The Board also received a report from an independent accountant confirming certain calculations. The
Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect and the estimated impact on Adviser profitability of the proposal to transition to the Adviser the day-to-day management of the Thrivent International Allocation Fund. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.
With respect to fees paid to Subadviser under the Subadvisory Agreement, the Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Agreement had been negotiated on an arm’s-length basis between the Adviser and the Subadviser, and that the Subadviser’s profitability from its relationship with the Thrivent International Allocation Fund was not a material factor in determining whether to renew the Subadvisory Agreement.
Economies of Scale and Breakpoints
The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fees, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee.
Other Benefits to the Adviser, Subadviser and their Affiliates
The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, the engagement of affiliates as service providers to the Funds, and fees collected by affiliates for services provided to Fund shareholders. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from soft dollar commissions for portfolio trading.

Additional Information
(unaudited)
In addition, the Board considered the potential benefits, other than subadvisory fees, that the Subadviser and its affiliates may receive because of their relationships with the Thrivent International Allocation Fund, including the potential increased ability to use affiliated brokers or receive research through soft dollar commissions consistent with Trust policies and other benefits from increases in assets under management. The Board concluded that benefits that may accrue to the Subadviser and its affiliates are consistent with those expected for a subadviser to a mutual fund such as the Thrivent International Allocation Fund.
Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreement, and the Board, including all of the Independent Trustees voting separately, approved the Advisory
Agreement and the Subadvisory Agreement.

Board of Trustees and Officers
The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee overseas each of 25 series of the Trust and also serves as:
Director of Thrivent Series Fund, Inc., a registered investment company consisting of 32 funds that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent”) and separate accounts of insurance companies not affiliated with Thrivent.
Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent.
Trustee of Thrivent Core Funds, a registered investment company consisting of six funds that are established solely for investment by
Thrivent entities.
Trustee of Thrivent ETF Trust, a registered investment company consisting of one fund that is an exchange-traded fund.
David Royal and Michael Kremenak also serve as Trustees of Thrivent Church Loan and Income Fund, a closed-end registered investment company for which the Adviser serves as investment adviser. None of the other Trustees serves on the board of the Thrivent Church Loan and
Income Fund.
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 800-847-
4836.
Interested Trustees
(1) (2) (3) (4)
Name
(Year of Birth)
Year Elected
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
During the Past Five Years
David S. Royal
(1971)
2015
Chief Financial Officer, Thrivent since 2022; Executive Vice President, Chief Investment Officer, Thrivent
since 2017; President, Mutual Funds since 2015; Vice President, Thrivent from 2015 to 2017. Director of
Thrivent Trust Company; Advisory Board Member of Twin Bridge Capital Partners.
Michael W. Kremenak
(1978)
2021
Senior Vice President and Head of Mutual Funds, Thrivent since 2020; Vice President, Thrivent from 2015 to 2020.
Independent Trustees
(2) (3) (4) (5)
Name
(Year of Birth)
Year Elected
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
During the Past Five Years
Janice B. Case
(1952)
2011
Retired. Independent Trustee of North American Electric Reliability Corporation from 2008 to 2020.
Robert J. Chersi
(1961)
2017
Founder of Chersi Services LLC (consulting firm) since 2014. Director and member of the Audit and Risk
Oversight Committees of E*TRADE Financial Corporation and Director of E*TRADE Bank from 2019 to
2020; Lead Independent Director since 2019 and Director and Audit Committee Chair at BrightSphere
Investment Group plc since 2016.
Arleas Upton Kea
(1957)
2022
Deputy to the Chairman for External Affairs, FDIC in 2021; Chief Operating Officer and Deputy to the
Chairman, FDIC from 2018 to 2021; Director, Administration, FDIC from 1999 to 2018. Board of Directors,
Combined Federal Campaign of the National Capital Area since 2021; Board of Directors, University of
Texas Alumni Association since 2021; Board of Directors, University of Texas Law School Foundation since
2021
Paul R. Laubscher
(1956)
2009
Portfolio Manager for U.S. private real estate and equity and global public equity portfolios, hedge funds and currency of IBM Retirement Funds from 1997 to 2022.
Robert J. Manilla
(1962)
2022
Vice President and Chief Investment Officer, The Kresge Foundation since 2007. Board Member of
Bedrock Manufacturing Company since 2014; Board Member of Sustainable Insight Capital Management
LLC from 2013 to 2022; Board Member of Venture Michigan Fund from 2016 to 2020; Board Member of
McGowan Charitable fund from 2012 to 2019.
James A. Nussle
(1960)
2011
President and Chief Executive Officer of Credit Union National Association since September 2014; Director of Portfolio Recovery Associates (PRAA) since 2010; CEO of The Nussle Group LLC (consulting firm) since
2009.

Board of Trustees and Officers
James W. Runcie
(1963)
2022
Co-Founder and CEO of Partnership for Education Advancement since 2017. Board Member of Follett
Higher Education since 2022; Director and Audit Committee Chair of Class Acceleration Corporation since
2021; Board Member of ECMC Group since 2021.
Constance L. Souders
(1950)
2007
Retired.

Board of Trustees and Officers
Executive Officers
(2) (4)
Name (Year of Birth)
Position Held With Trust Principal Occupation(s) During the Past Five Years
David S. Royal (1971)
Trustee, President and Chief Investment Officer
Chief Financial Officer, Thrivent since 2022; Executive Vice President, Chief
Investment Officer, Thrivent since 2017; President, Mutual Funds since 2015; Vice
President, Thrivent from 2015 to 2017.
Michael W. Kremenak (1978)
Trustee and Senior Vice President
Senior Vice President and Head of Mutual Funds, Thrivent since 2020; Vice
President, Thrivent from 2015 to 2020.
Sarah L. Bergstrom (1977)
Treasurer and Principal Accounting
Vice President, Chief Accounting Officer/Treasurer - Mutual Funds, Thrivent since
2022; Head of Mutual Fund Accounting, Thrivent from 2017 to 2022; Director,
Fund Accounting Administration, Thrivent from 2007 to 2017.
Edward S. Dryden (1965)
Chief Compliance Officer
Vice President, Chief Compliance Officer – Thrivent Funds, Thrivent since 2018;
Director, Chief Compliance Officer – Thrivent Funds, Thrivent from 2010 to 2018.
John D. Jackson (1977)
Secretary and Chief Legal Officer
Senior Counsel, Thrivent since 2017; Associate General Counsel, RBC Global
Asset Management (US) Inc. from 2011 to 2017.
Kathleen M. Koelling (1977)
Privacy Officer
(6)
Vice President, Deputy General Counsel, Thrivent since 2018; Privacy Officer,
Thrivent since 2011; Anti-Money Laundering Officer, Thrivent from 2011 to 2019;
Vice President, Managing Counsel, Thrivent from 2016 to 2018.
Sharon K. Minta (1973)
Anti-Money Laundering Officer
(6)
Director, Compliance and Anti-Money Laundering Officer of the Financial Crimes
Unit, Thrivent since 2019; Compliance Manager of the Financial Crimes Unit,
Thrivent from 2014 to 2019.
Troy A. Beaver (1967)
Vice President
Vice President, Mutual Funds Marketing & Distribution, Thrivent since 2015.
Monica L. Kleve (1969)
Vice President
Vice President, Investment Operations, Thrivent since 2019; Director, Investments
Systems and Solutions, Thrivent from 2002 to 2019.
Andrew R. Kellogg (1972)
Vice President
(7)
Director of Strategic Partnerships, Thrivent since 2021; Director, Client Relations,
SS&C/DST Systems, Inc. from 2016 to 2021.
Jill M. Forte (1974)
Assistant Secretary
Senior Counsel, Thrivent since 2017; Counsel, Thrivent from 2015 to 2017.
Richard L. Ramczyk (1976)
Assistant Treasurer
(6)
Director, Fund Accounting and Valuation, Thrivent since 2022; Manager, Mutual
Fund Accounting Operations, Thrivent from 2011 to 2022.
(1)
“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent. Mr. Royal and Mr. Kremenak are considered interested persons because of their principal occupations with Thrivent.
(2)
Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.
(3)
Each Trustee, other than Mr. Royal and Mr. Kremenak, oversees 65 portfolios. Mr.  Royal and Mr. Kremenak oversee 66 portfolios.
(4)
The address for each Trustee and Officer unless otherwise noted is 901 Marquette Avenue, Suite 2500, Minneapolis, MN
55402-3211.
(5)
The Trustees, other than Mr. Royal and Mr. Kremenak, are not “interested persons” of the Trust and are referred to as
“Independent Trustees.”
(6)
The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.
(7)
The address for this Officer is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.

24042AR R2-23
4321 N. Ballard Rd.
Appleton, WI 54919-0001
The distributor for Thrivent Mutual Funds is Thrivent Distributors, LLC, a registered broker-dealer, member of FINRA/SIPC and subsidiary of
Thrivent, the marketing name for Thrivent Financial for Lutherans.
A better way to deliver documents
Thrivent Mutual Funds annual and semi-annual shareholder reports are made available on thriventmutualfunds.
com/prospectus, and we will notify you by mail each time a report is posted. You may also manage your delivery preferences and sign up for email notifications of reports by enrolling at thrivent.com/gopaperless or, if you purchased directly online, by enrolling at thriventfunds.com.
If you purchased shares through Thrivent:
If you wish receive paper copies of a shareholder report for Thrivent Mutual Funds in the future, you may write to us at 4321 North Ballard Road, Appleton, WI 54919-0001. We will begin to send paper copies of shareholder reports within 30 days of when we receive your request. Reports are also available by visiting
thriventmutualfunds.com/prospectus.
If you purchased shares from a firm other than Thrivent:
For paperless delivery or to receive paper copies of a shareholder report for Thrivent Mutual Funds in the future, contact your financial professional. Reports are also available by visiting thriventfunds.com/
prospectus.